As filed with the U.S. Securities and Exchange Commission on April 30, 2015

File Nos. 033-59692 and 811-07584

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________
FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 140	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 141	☒

____________________
RYDEX SERIES FUNDS
(Exact Name of Registrant as Specified in Charter)

____________________
805 King Farm Boulevard
Suite 600
Rockville, Maryland 20850
(Address of Principal Executive Offices) (Zip Code)

(301) 296-5100
(Registrant’s Telephone Number, including Area Code)

____________________
The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
County of New Castle
(Name and Address of Agent for Service)

____________________
Copies to:

W. John McGuire Bingham McCutchen LLP 2020 K Street NW Washington, DC 20006 Amy J. Lee Guggenheim Investments 805 King Farm Boulevard Suite 600 Rockville, Maryland 20850

____________________
It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2015 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐     On (date) pursuant to paragraph (a)(2) of Rule 485

Mutual Funds	|	Alternative and Commodities	|	5.1.2015

Guggenheim Funds Prospectus
Class A, Class C and Institutional

Ticker Symbol			Fund Name
Class A	Class C	Institutional
RYMQX	RYMRX	RYIMX	Multi-Hedge Strategies Fund
RYMTX	RYMZX	RYIFX	Managed Futures Strategy Fund
RYMEX	RYMJX		Commodities Strategy Fund

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

RALTAC-1-0515x0516	guggenheiminvestments.com

FUND SUMMARIES
(Includes Investment Objective; Fees and Expenses; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries)

Alternative Funds
Multi-Hedge Strategies Fund	1
Managed Futures Strategy Fund	12
Commodities Fund
Commodities Strategy Fund	24
More Information About the Trust and the Funds	33
More Information About the Commodities Strategy Fund's Underlying Index	51
Management of the Funds	52
Shareholder Information	55
Buying, Selling and Exchanging Fund Shares	56
Sales Charges	59
Class A Shares	59
Class C Shares	61
Buying Fund Shares	62
Selling Fund Shares	66
Exchanging Fund Shares	68
Account Policies	70
Distribution and Shareholder Services	73
Dividends and Distributions	73
Additional Tax Information	74
Financial Highlights	77
Index Publisher Information	86
Additional Information	87

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MULTI-HEDGE STRATEGIES FUND

INVESTMENT OBJECTIVE
The Multi-Hedge Strategies Fund (the “Fund”) seeks long-term capital appreciation with less risk than traditional equity funds.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Class A shares, Class C shares or Institutional shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 59 of this Prospectus and in the “Sales Charges, Reductions, and Waivers” section beginning on page 49 of the Fund’s Statement of Additional Information (the “SAI”).

	Class A	Class C	Institutional
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	1.20%	1.20%	1.20%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.41%	1.42%	1.47%
Other Expenses of the Fund*	0.00%	0.00%	0.00%
Other Expenses of the Subsidiary	0.02%	0.02%	0.02%
Short Sales Dividend and Interest Expense	1.39%	1.40%	1.45%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses**	2.95%	3.71%	2.76%
Fee Waiver***	-0.05%	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver**	2.90%	3.66%	2.71%

*	Other Expenses of the Fund were less than 0.01% for the fiscal year ended December 31, 2014 .

**
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

***
The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$754	$1,330	$1,930	$3,545
Class C	$468	$1,120	$1,892	$3,915
Institutional	$274	$841	$1,435	$3,041

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$368	$1,120	$1,892	$3,915

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 304% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The Advisor may use one or more variations of any or all of the strategies described below. The Advisor’s decision to allocate assets to a particular strategy or strategies is based on a proprietary evaluation of the strategy’s risk and return characteristics.
Long/Short Equity —Pursuant to long/short equity investment strategies, portfolio managers seek to profit from investing on both the long and short sides of equity markets;
Equity Market Neutral —Pursuant to equity market neutral investment strategies, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;
Fixed Income Strategies —Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in related securities;
Merger Arbitrage —Pursuant to merger arbitrage investment strategies, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and
Global Macro —Pursuant to global macro strategies, portfolio managers seek to profit from changes in currencies, commodity prices and market volatility.
Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage and to the extent permitted by applicable law. The Fund’s use of directional and non-

2 | PROSPECTUS

directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts (“ADRs”), exchange-traded funds (“ETFs”), and corporate debt. The Fund may write (sell) and purchase swap agreements, including credit default swap agreements.

Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the "1940 Act") or to meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. The Fund may use leverage to the extent permitted by applicable law by entering into borrowing transactions (principally lines of credit) for investment purposes. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Under certain circumstances the Fund may invest a substantial portion of its assets in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for liquidity management purposes, including in order to increase yield on liquid investments used to collateralize derivatives positions. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.

The Fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) as measured at the end of every quarter of the Fund's taxable year. The Subsidiary is advised by the Advisor, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in these securities generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their

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reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

BORROWING RISK—The Fund may borrow for several purposes, including investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. Borrowing also will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days, the Fund will seek to reduce its borrowings to meet the requirement. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.

CLO RISK —Through its investments in other investment companies, the Fund may have exposure to CLOs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests.

COMMODITY-LINKED DERIVATIVES INVESTMENT RISK —The Fund may invest directly and indirectly in commodity-linked derivative instruments. The value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder’s interest in the Fund.

COUNTERPARTY CREDIT RISK—The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

CREDIT RISK—The Fund could lose money if the issuer or guarantor of a debt instrument in which it invests or a counterparty to a derivatives transaction or other transaction becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The issuer of a debt instrument, such as a bond, could also suffer a decrease in quality rating, which may affect the volatility of the price and liquidity of the bond.

CURRENCY RISK—The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies. The Fund may attempt to, but is not obligated to, hedge its currency exposure. However, currency hedging strategies may not effectively eliminate all currency risk.

DEPOSITARY RECEIPT RISK— The Fund may hold the securities of non-U.S. companies in the form of ADRs. The securities underlying the ADRs in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates

4 | PROSPECTUS

that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK—The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Certain risks are specific to the derivatives in which the Fund invests.

SWAP AGREEMENTS RISK—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.

OPTIONS RISK—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

EARLY CLOSING RISK—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK—The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

PROSPECTUS | 5

FOREIGN ISSUER EXPOSURE RISK —The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund’s exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.

INTEREST RATE RISK—The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Fixed income securities with longer durations are subject to greater volatility than those with shorter durations. Thus, if interest rates rise sharply, the value of the Fund’s fixed income investments and share price could decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

INVESTMENT IN INVESTMENT VEHICLES RISK—Investing in other investment vehicles, including, ETFs, closed-end funds, affiliated short-term fixed-income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment vehicles. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying investment vehicles.

INVESTMENTS IN LOANS RISK—Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

INVESTMENT IN THE SUBSIDIARY RISK—The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary’s investments, which in turn will be exposed primarily to the risks of investing in the commodities markets.  The Fund also will incur its pro rata share of the expenses of the Subsidiary.  In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

LARGE-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK —The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value of the Fund's portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return. Leverage may also arise through the use of borrowings for investment purposes. To the extent the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e. , using borrowed funds for investment. Leveraging will exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not

6 | PROSPECTUS

be recovered by appreciation of the securities purchased. The 1940 Act limits the Fund from borrowing in an amount no more than 33 1 / 3 % of its assets.

LIQUIDITY RISK—In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. While the Fund intends to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a “limit move,” it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK—The market value of the securities and derivatives held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Fund in a different country or geographic region.

MID-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

PREPAYMENT RISK—The Fund’s investments in or exposure to fixed income investments subjects the Fund to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

REPURCHASE AGREEMENT RISK—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

SHORT SALES RISK—Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

STRATEGY ALLOCATION RISK —The ability of the Fund to achieve its investment goal depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment goal or that an investment strategy will achieve its particular investment objective.

TAX RISK —To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating

PROSPECTUS | 7

“qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. The Fund has received a private letter ruling from the Internal Revenue Service that the income attributable to its investment in the Subsidiary will be qualifying income. The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a regulated investment company. The Fund has also received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Internal Revenue Service has currently suspended the issuance of private letter rulings similar to the rulings received by the Fund. While the Fund is still permitted to rely on its private letter rulings, there is no guarantee that the Internal Revenue Service will not revoke its position as articulated in the private letter rulings in the future. Such action could adversely affect the Fund's ability to achieve its investment objective. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

TEMPORARY DEFENSIVE INVESTMENT RISK— The Advisor generally does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.

TRADING HALT RISK—If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

8 | PROSPECTUS

PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Class A shares, Class C shares and Institutional shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index and the HFRX Global Hedge Fund Index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling Guggenheim Investments Client Services at 800.820.0888.

Highest Quarter Return		Lowest Quarter Return
Q3 2010	4.49%	Q4 2008	-10.61%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2014 )

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A	Past 1 Year	Past 5 Years	Since Inception (9/19/2005)
Return Before Taxes	-0.26%	2.38%	-0.09%
Return After Taxes on Distributions	-0.59%	2.26%	-0.39%
Return After Taxes on Distributions and Sale of Fund Shares	-0.15%	1.78%	-0.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.96%
HFRX Global Hedge Fund Index* (reflects no deduction for fees, expenses or taxes)	-0.58%	1.04%	0.63%

PROSPECTUS | 9

Class C	Past 1 Year	Past 5 Years	Since Inception (9/19/2005)
Return Before Taxes	2.97%	2.62%	-0.32%
Return After Taxes on Distributions	2.59%	2.49%	-0.62%
Return After Taxes on Distributions and Sale of Fund Shares	1.68%	1.96%	-0.32%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.96%
HFRX Global Hedge Fund Index* (reflects no deduction for fees, expenses or taxes)	-0.58%	1.04%	0.63%

Institutional	Past 1 Year	Since Inception (5/3/2010)
Return Before Taxes	4.98%	3.87%
Return After Taxes on Distributions	4.63%	3.73%
Return After Taxes on Distributions and Sale of Fund Shares	2.82%	2.94%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	14.65%
HFRX Global Hedge Fund Index* (reflects no deduction for fees, expenses or taxes)	-0.58%	0.61%

*
The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

MANAGEMENT
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum , CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

•	Larry Shank, CFA, CAIA, Portfolio Manager. Mr. Shank has been associated with the Advisor since 2001.

PURCHASE AND SALE OF FUND SHARES
To purchase Institutional shares of the Fund, you generally must invest a minimum amount of $2 million in the Fund or meet certain other eligibility criteria. The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party ( e.g. , a brokerage account) are typically:

•	$1,000 for retirement accounts

•	$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct

10 | PROSPECTUS

accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.

For Institutional shares, if you are deemed to be an “eligible investor” by virtue of an initial investment directly with the Fund’s transfer agent or through a financial intermediary in an amount of $2 million or more, your account may be subject to a minimum account balance requirement of $1 million.

There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).

The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you. For questions about Institutional shares investor eligibility requirements, contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.

TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 11

MANAGED FUTURES STRATEGY FUND

INVESTMENT OBJECTIVE
The Managed Futures Strategy Fund (the “Fund”) seeks to achieve absolute returns.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Class A shares, Class C shares or Institutional shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 59 of this Prospectus and in the “Sales Charges, Reductions, and Waivers” section beginning on page 49 of the Fund’s Statement of Additional Information (the “SAI”).

	Class A	Class C	Institutional
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	0.95%	0.95%	0.95%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.54%	0.55%	0.55%
Other Expenses of the Fund	0.51%	0.52%	0.52%
Other Expenses of the Subsidiary	0.03%	0.03%	0.03%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses*	1.83%	2.59%	1.59%
Fee Waiver**	-0.07%	-0.07%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver*	1.76%	2.52%	1.53%

*
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

**
The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

12 | PROSPECTUS

	1 Year	3 Years	5 Years	10 Years
Class A	$645	$1,003	$1,384	$2,450
Class C	$355	$785	$1,340	$2,856
Institutional	$156	$483	$834	$1,824

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$255	$785	$1,340	$2,856

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve absolute returns. The Fund intends to invest in multiple proprietary and third-party investment strategies that seek to identify and profit from upcoming movements in any combination of global fixed income, currency, commodity, or equity markets.

The strategies maybe quantitative or fundamental in nature, and may use market data and macroeconomic analysis to determine positions. The proprietary strategies may range from broad strategies that seek to provide exposure to all markets to focused strategies that seek to provide exposure to a single asset class, sector, or market.

The Fund generally will take a long position in a particular asset class, sector or market that the Advisor expects to rise in value and generally will take a short position in a particular asset class, sector or market that the Advisor expects to fall in value. The Fund may also take a long position in a particular asset class, sector or market that the Advisor expects to fall in value and may also take a short position in a particular asset class, sector, or market that the Advisor expects to rise in value to manage the risk of the Fund’s positions and strategies.

The Advisor sets both the long-term strategic weights across individual strategies, or group of strategies, as well as short-term tactical weightings, which may deviate from long-term strategic weights due to short-term market risks or opportunities. The Advisor will employ both quantitative and qualitative methods to assess and manage the level of risk and to seek to improve returns of the Fund over time. The Advisor in its discretion may establish long positions in excess of its short positions, and short positions in excess of its long positions; however, the Fund’s short positions will be fully covered consistent with applicable law at all times.

The estimated risk of each position as measured by volatility, relative strengths of signals, certain macroeconomic views of the Advisor, and other factors, may be used to determine the relative size of positions. Risk-management strategies may be employed and seek to manage risk, improve returns over time, and mitigate declines in the market price of the Fund.

The Fund will seek to implement its investment strategies by investing in: commodity, currency, equity, fixed income and other futures, forwards, options, and options on futures; exchange-traded funds (“ETFs”); other pooled investment vehicles that provide exposure to the commodity, currency, equity and fixed income futures markets; commodity, currency, and financial-linked instruments, such as swap agreements; exchange-traded notes (“ETNs”); and common stock. Certain of the ETFs and pooled investment vehicles in which the Fund may invest are managed and serviced by the Advisor and/or its affiliates. The Fund may purchase and sell options and futures contracts and swap agreements. Certain of the Fund's investments may expose the Fund to the risks of investing in emerging market countries.

PROSPECTUS | 13

Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the “1940 Act”) or to meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant.

The Fund’s derivatives investments will be used both to obtain exposure to the commodity, currency, equity, and fixed income markets and to manage risk and limit exposure created by certain of the Fund’s investments. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. The Fund also intends to enter into short sales and invest in short positions of certain investments.

The Fund expects, under normal circumstances, to buy debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. The Fund may hold a diversified portfolio of fixed instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold, without limitation, government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less. In addition, the Fund may invest, without limitation, in bank obligations, which may include certificates of deposit, commercial paper, asset-backed commercial paper, unsecured bank promissory notes, bank loans, bankers’ acceptances, and time deposits. The Fund may also invest, without limitation, in other short-term instruments, such as loan participations, commercial paper, and repurchase agreements. The Fund will enter into repurchase agreements only with counterparties that are deemed to present acceptable credit risks. Bank obligations may be issued or backed by U.S. banks or be U.S. dollar-denominated obligations issued or guaranteed by foreign banks.

The Fund may invest, without limitation, in U.S. dollar-denominated investment grade debt securities, and may invest no more than 20% of assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Advisor believes are of comparable quality. The Fund also may invest, without limitation, in mortgage-backed securities or in other asset-backed securities, including to-be-announced transactions. The Fund may invest, without limitation, in U.S. dollar-denominated debt securities of foreign issuers, including emerging market issuers, and may invest up to 10% of its assets in sovereign and corporate debt securities denominated in foreign currencies. The Advisor may attempt, but is not obligated, to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund also may invest up to 25% of its assets in municipal securities.

Under certain circumstances the Fund may invest a substantial portion of its assets in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for liquidity management purposes, including in order to increase yield on liquid investments used to collateralize derivatives positions. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity, currency, equity, and fixed income futures, and financial-linked instruments, as well as other instruments that in combination have economic characteristics similar or equivalent to those of commodity, currency, equity, and fixed income futures contracts. This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

14 | PROSPECTUS

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) as measured at the end of every quarter of the Fund's taxable year. The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodity market.

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in these securities generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

BANK OBLIGATIONS RISK—The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but are also subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.

CALL RISK/PREPAYMENT RISK—During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

CLO RISK— Through its investments in other investment companies, the Fund may have exposure to CLOs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests.

COMMODITY-LINKED DERIVATIVES INVESTMENT RISK—The Fund may invest directly and indirectly in commodity-linked derivative instruments. The value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products

PROSPECTUS | 15

may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder’s interest in the Fund.

COUNTERPARTY CREDIT RISK—The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

CREDIT RISK—The Fund could lose money if the issuer or guarantor of a debt instrument in which it invests or a counterparty to a derivatives transaction or other transaction becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The issuer of a debt instrument, such as a bond, could also suffer a decrease in quality rating, which may affect the volatility of the price and liquidity of the bond.

CURRENCY RISK—The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies. The Fund may attempt to, but is not obligated to, hedge its currency exposure. However, currency hedging strategies may not effectively eliminate all currency risk.

DERIVATIVES RISK—The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Certain risks are specific to the derivatives in which the Fund invests.

SWAP AGREEMENTS RISK—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.

OPTIONS RISK—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the options

16 | PROSPECTUS

and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

EARLY CLOSING RISK—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK—The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

EXCHANGE-TRADED NOTES (ETNs) RISK—The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

EXTENSION RISK—An issuer may exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund’s performance may suffer from its inability to invest in higher yielding securities.

FINANCIAL SERVICES SECTOR RISK—To the extent that certain of the Fund’s investments are exposed to issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Such issuers include counterparties with which the Fund may enter into swap agreements or other contractual instruments. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact on a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses.

FOREIGN ISSUER EXPOSURE RISK— The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund’s exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.

INCOME RISK—Falling interest rates may cause the Fund’s income to decline.

PROSPECTUS | 17

INTEREST RATE RISK—The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Fixed income securities with longer durations are subject to greater volatility than those with shorter durations. Thus, if interest rates rise sharply, the value of the Fund’s fixed income investments and share price could decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

INVESTMENT IN INVESTMENT VEHICLES RISK—Investing in other investment vehicles, including, ETFs, closed-end funds, affiliated short-term fixed-income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment vehicles. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying investment vehicles.

INVESTMENTS IN LOANS RISK—Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

INVESTMENT IN THE SUBSIDIARY RISK—The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary’s investments, which in turn will be exposed primarily to the risks of investing in the commodities markets.  The Fund also will incur its pro rata share of the expenses of the Subsidiary.  In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK—Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive.  These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.

ISSUER SPECIFIC RISK—A decrease in the value of the securities of an issuer or guarantor of a debt instrument held by the Fund may cause the value of your investment in the Fund to decrease. The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.

LARGE-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK—The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value the Fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

LIQUIDITY RISK—In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. While the Fund intends to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a “limit move,” it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

18 | PROSPECTUS

MARKET RISK—The market value of the securities and derivatives held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Fund in a different country or geographic region.

MID-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

PREPAYMENT RISK—The Fund’s investments in or exposure to fixed income investments subjects the Fund to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

REPURCHASE AGREEMENT RISK—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

SECTOR RISK—Through its investments in futures and similar instruments, the Fund may have significant exposure to one or more of the energy, precious and industrial metals, and agriculture sectors. As a result of this investment exposure, the Fund will be more susceptible to the risks associated with each sector than a fund that does not invest in such a manner. To the extent that the Fund has significant exposure to any of the energy, precious and industrial metals, and/or agriculture sectors, the Fund is subject to the risk that those sectors will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.

SHORT SALES RISK—Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TAX RISK—To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. The Fund has received a private letter ruling from the Internal Revenue Service that the income attributable to its investment in the Subsidiary will be qualifying income. The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a regulated investment company. The Fund has also received a private letter ruling from

PROSPECTUS | 19

the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Internal Revenue Service has currently suspended the issuance of private letter rulings similar to the rulings received by the Fund. While the Fund is still permitted to rely on its private letter rulings, there is no guarantee that the Internal Revenue Service will not revoke its position as articulated in the private letter rulings in the future. Such action could adversely affect the Fund's ability to achieve its investment objective. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

TEMPORARY DEFENSIVE INVESTMENT RISK— The Advisor generally does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.

TRADING HALT RISK—If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

20 | PROSPECTUS

PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Class A shares, Class C shares and Institutional shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund’s investment objective and/or principal investment strategies changed on July 11, 2011, September 27, 2012, and January 29, 2013. Prior to January 29, 2013, the Fund sought to achieve positive absolute returns using an investment methodology based primarily on the systematic rules-based trend-following strategy of the S&P Diversified Trends Indicator® (the “S&P DTI”). Prior to July 11, 2011, the Fund sought to provide investment results that matched, before fees and expenses, the performance of the S&P DTI. Therefore, the performance and average annual total returns shown for periods prior to January 29, 2013 may have differed had the Fund’s current investment objective and principal investment strategy been in effect during those periods.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling Guggenheim Investments Client Services at 800.820.0888.

Highest Quarter Return		Lowest Quarter Return
Q4 2008	8.00%	Q3 2008	-6.68%

PROSPECTUS | 21

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2014)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A	Past 1 Year	Past 5 Years	Since Inception (3/2/2007)
Return Before Taxes	4.86%	-2.84%	-0.47%
Return After Taxes on Distributions	4.32%	-2.94%	-0.66%
Return After Taxes on Distributions and Sale of Fund Shares	2.74%	-2.18%	-0.39%
BoFA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.04%	0.09%	0.87%

Class C	Past 1 Year	Past 5 Years	Since Inception (3/2/2007)
Return Before Taxes	8.22%	-2.62%	-0.59%
Return After Taxes on Distributions	7.62%	-2.73%	-0.79%
Return After Taxes on Distributions and Sale of Fund Shares	4.64%	-2.02%	-0.48%
BoFA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.04%	0.09%	0.87%

Institutional	Past 1 Year	Since Inception (5/3/2010)
Return Before Taxes	10.28%	-0.77%
Return After Taxes on Distributions	9.72%	-0.88%
Return After Taxes on Distributions and Sale of Fund Shares	5.81%	-0.64%
BoFA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.04%	0.09%

MANAGEMENT
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum , CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Jayson Flowers , Senior Managing Director. Mr. Flowers has been associated with the Advisor since 1998.

•	Ryan A. Harder , CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

•	B. Scott Minerd , Global Chief Investment Officer. Mr. Minerd has been associated with the Advisor since 1998.

22 | PROSPECTUS

PURCHASE AND SALE OF FUND SHARES
To purchase Institutional shares of the Fund, you generally must invest a minimum amount of $2 million in the Fund or meet certain other eligibility criteria. The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party ( e.g. , a brokerage account) are typically:

•	$1,000 for retirement accounts

•	$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.

For Institutional shares, if you are deemed to be an “eligible investor” by virtue of an initial investment directly with the Fund’s transfer agent or through a financial intermediary in an amount of $2 million or more, your account may be subject to a minimum account balance requirement of $1 million.

There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).

The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you. For questions about Institutional shares investor eligibility requirements, contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.

TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 23

COMMODITIES STRATEGY FUND

INVESTMENT OBJECTIVE
The Commodities Strategy Fund (the “Fund”) seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCITM Commodity Index (the “underlying index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Class A shares or Class C shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 59 of this Prospectus and in the “Sales Charges, Reductions, and Waivers” section beginning on page 49 of the Fund’s Statement of Additional Information (the “SAI”).

	Class A	Class C
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	0.83%	0.83%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.56%	0.56%
Other Expenses of the Fund	0.51%	0.51%
Other Expenses of the Subsidiary	0.05%	0.05%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses*	1.67%	2.42%
Fee Waiver**	-0.08%	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver*	1.59%	2.34%

*
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

**
The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

24 | PROSPECTUS

	1 Year	3 Years	5 Years	10 Years
Class A	$629	$953	$1,299	$2,274
Class C	$337	$730	$1,250	$2,676

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$237	$730	$1,250	$2,676

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 238% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks exposure to the performance of the commodities markets. The Fund will seek to gain exposure to the underlying index, a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities, by investing in exchange-traded products, including investment companies and commodity pools, that provide exposure to the commodities markets and in commodity-linked derivative instruments, which primarily consist of swap agreements, commodity options, and futures and options on futures. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the “1940 Act”) or to meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant. To the extent the underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. It is anticipated that the Fund’s investment exposure will tend to be heavily weighted toward oil and other energy-related commodities. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.

Under certain circumstances the Fund may invest a substantial portion of its assets in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for liquidity management purposes, including in order to increase yield on liquid investments used to collateralize derivatives positions. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.

PROSPECTUS | 25

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) as measured at the end of every quarter of the Fund's taxable year. The Subsidiary is advised by the Advisor, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodities markets.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests, to a significant extent, in companies or commodity-linked derivatives concentrated in the same economic sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

ACTIVE TRADING RISK—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in these securities generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

CLO RISK— Through its investments in other investment companies, the Fund may have exposure to CLOs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests.

COMMODITY-LINKED DERIVATIVES INVESTMENT RISK—The Fund may invest directly and indirectly in commodity-linked derivative instruments. The value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder’s interest in the Fund.

COUNTERPARTY CREDIT RISK—The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

26 | PROSPECTUS

CREDIT RISK—The Fund could lose money if the issuer or guarantor of a debt instrument in which it invests or a counterparty to a derivatives transaction or other transaction becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The issuer of a debt instrument, such as a bond, could also suffer a decrease in quality rating, which may affect the volatility of the price and liquidity of the bond.

DERIVATIVES RISK—The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Certain risks are specific to the derivatives in which the Fund invests.

SWAP AGREEMENTS RISK—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.

OPTIONS RISK—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

EARLY CLOSING RISK—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund’s exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.

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INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK—The Fund invests, to a significant extent, in commodities or commodity-linked derivatives concentrated in the same economic sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund’s investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies also may fluctuate widely in response to such events.

INTEREST RATE RISK—The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Fixed income securities with longer durations are subject to greater volatility than those with shorter durations. Thus, if interest rates rise sharply, the value of the Fund’s fixed income investments and share price could decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

INVESTMENT IN INVESTMENT VEHICLES RISK—Investing in other investment vehicles, including, exchange-traded funds, closed-end funds, affiliated short-term fixed-income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment vehicles. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying investment vehicles.

INVESTMENTS IN LOANS RISK—Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

INVESTMENT IN THE SUBSIDIARY RISK—The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary’s investments, which in turn will be exposed primarily to the risks of investing in the commodities markets.  The Fund also will incur its pro rata share of the expenses of the Subsidiary.  In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK—Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive.  These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.

LEVERAGING RISK— The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value the Fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

LIQUIDITY RISK—In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. While the Fund intends to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a “limit move,” it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

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MARKET RISK—The market value of the securities and derivatives held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Fund in a different country or geographic region.

NON-DIVERSIFICATION RISK—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.

PORTFOLIO TURNOVER RISK—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

PREPAYMENT RISK—The Fund’s investments in or exposure to fixed income investments subjects the Fund to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

REPURCHASE AGREEMENT RISK—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

TAX RISK—To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. The Fund has received a private letter ruling from the Internal Revenue Service that the income attributable to its investment in the Subsidiary will be qualifying income. The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a regulated investment company. The Fund has also received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Internal Revenue Service has currently suspended the issuance of private letter rulings similar to the rulings received by the Fund. While the Fund is still permitted to rely on its private letter rulings, there is no guarantee that the Internal Revenue Service will not revoke its position as articulated in the private letter rulings in the future. Such action could adversely affect the Fund's ability to achieve its investment objective. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

PROSPECTUS | 29

TEMPORARY DEFENSIVE INVESTMENT RISK— The Advisor generally does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.

TRACKING ERROR RISK—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.

TRADING HALT RISK—If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling Guggenheim Investments Client Services at 800.820.0888.

Highest Quarter Return		Lowest Quarter Return
Q2 2008	27.43%	Q4 2008	-47.70%

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AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2014)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A	Past 1 Year	Past 5 Years	Since Inception (5/25/2005)
Return Before Taxes	-37.01%	-9.47%	-8.55%
Return After Taxes on Distributions	-37.01%	-9.84%	-8.95%
Return After Taxes on Distributions and Sale of Fund Shares	-20.95%	-6.87%	-5.86%
S&P GSCITM Commodity Index (reflects no deduction for fees, expenses or taxes)	-33.05%	-6.55%	-5.84%

Class C	Past 1 Year	Past 5 Years	Since Inception (5/25/2005)
Return Before Taxes	-34.97%	-9.24%	-8.76%
Return After Taxes on Distributions	-34.97%	-9.62%	-9.17%
Return After Taxes on Distributions and Sale of Fund Shares	-19.79%	-6.71%	-5.98%
S&P GSCITM Commodity Index (reflects no deduction for fees, expenses or taxes)	-33.05%	-6.55%	-5.84%

MANAGEMENT
INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party ( e.g. , a brokerage account) are typically:

•	$1,000 for retirement accounts

•	$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.

PROSPECTUS | 31

There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).

The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you. For questions about Institutional shares investor eligibility requirements, contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.

TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Series Funds (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds, that are grouped into several categories according to each fund’s investment strategy. This Prospectus describes the Class A shares, Class C shares and Institutional shares of the Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund (collectively, the “Funds”).

The acquisition of shares of the Trust’s funds by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, however, has been granted an exemptive order by the U.S. Securities and Exchange Commission (the "SEC") that permits registered investment companies to invest in the Trust’s funds beyond those limitations subject to conditions set forth in the exemptive order. The Funds, however, are not currently eligible for investment in excess of the Section 12(d)(1) limitations in reliance on the Trust's exemptive order. Accordingly, registered investment companies that would like to invest in the Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Funds.

INVESTMENT OBJECTIVES
The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

The Commodities Strategy Fund may change its underlying index without shareholder approval. The Advisor, however, will attempt to provide shareholders with 30 days’ prior notice of any such change.

If the Commodities Strategy Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund’s underlying index. When the value of the Fund’s underlying index declines, the value of the Fund’s shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.
With respect to each Fund's investment in its respective Subsidiary, please refer to “Investment Policies, Techniques, and Risk Factors” in the Funds' Statement of Additional Information (the “SAI”) for more information about the operation and management of each Subsidiary.
PRINCIPAL INVESTMENT STRATEGIES
While the Funds seek to target return characteristics similar to those achieved by certain hedge fund strategies, the Funds are registered investment companies and, thus, are subject to the comprehensive regulatory scheme of the 1940 Act and other federal securities laws. As a result, the Funds are not permitted to engage in certain investment activities to the same extent as hedge funds, such as borrowing and leverage and, therefore, may seek to achieve their investment objectives through the use of investment techniques that differ from those employed by hedge funds.

Managed Futures Strategy Fund and Commodities Strategy Fund. The Advisor develops and implements structured investment strategies designed to achieve each Fund’s investment objective. The Advisor uses quantitative methods to construct a portfolio for each Fund. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund’s investment universe in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

Managed Futures Strategy Fund. The Fund’s investment policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures” is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For these purposes “managed futures” are investments in commodity, currency, equity, and fixed income futures, and financial-linked instruments, as well as other instruments that in combination have economic characteristics similar or equivalent to those of commodity, currency, equity, and fixed income futures contracts.

Multi-Hedge Strategies Fund. The Advisor develops and implements investment strategies designed to achieve the Fund’s objective. Quantitative and qualitative inputs are used to determine the optimal mix of strategies for the Fund. The Advisor places particular emphasis on controlling risk at the Fund and strategy level.

PROSPECTUS | 33

Based on market observations and internal and external research, the Advisor employs directional and non-directional strategies which can be categorized into traditional hedge fund styles, including but not limited to Equity Long/Short, Equity Market Neutral, Global Macro, Merger Arbitrage, and Fixed Income Strategies.  These strategies are then combined with the objective of creating returns which are differentiated from those of traditional equities and bonds over longer time periods.  The Advisor utilizes several proprietary quantitative models and market insights to allocate between its investment strategies with the intent of generating capital appreciation while managing risk.

Directional and Non-Directional Positions

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500® futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

•	An Equities position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

•	A Fixed Income position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

•	A Directional Commodity trade involves obtaining exposure to precious metals, livestock, grains, and other basic goods or materials generally through derivatives investments.

•	A Directional Currency trade consists of purchasing or selling a basket of foreign currencies against the U.S. dollar.

•	A Covered Call Options position involves investing in written call options on underlying securities which the Fund already owns.

•
A Long Options position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

•
A Volatility Arbitrage Spread trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

•
A Market Neutral Value position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•
A Market Neutral Growth position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

•	A Market Neutral Momentum position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The

34 | PROSPECTUS

portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•
A Market Neutral Capitalization position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•
A Market Neutral Illiquidity Premium trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

•
A Merger Arbitrage Spreads position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•
A Duration Neutral Term Spreads position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and short positions are approximately equal and has limited market exposure.

•
A Duration Neutral Default Spreads position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

•
A Convertible Arbitrage Spread involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

•	A Currency Spread trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.

Commodities Strategy Fund. In managing the Fund, the Advisor uses a “passive” investment strategy to manage the Fund’s portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor’s primary objective for the Fund is to correlate, as closely as possible, with the performance of the Fund’s underlying index. The Advisor uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to its underlying index. The Advisor monitors the Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.
Investment in the Subsidiaries. Each Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund and subject to the limits on leverage imposed by the 1940 Act. For more information about applicable federal tax requirements, please see “Additional Tax Information.”
It is expected that each Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Each Subsidiary is considered to be a commodity pool and therefore, subject to regulation under the Commodity Exchange Act. The Commodity Futures Trading Commission (“CFTC”), however, has not passed upon the merits on an investment in the Funds or the Subsidiaries, nor has the CFTC passed on the adequacy of this Prospectus.

The Advisor will consider whether it is more advantageous for a Fund to invest directly in commodity-linked financial instruments or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of each Fund’s investment in its Subsidiary will vary based on the Advisor’s use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary.

To the extent a Subsidiary invests in commodity-linked derivative instruments, it will comply with the same segregation and asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Funds) and will follow the same compliance policies

PROSPECTUS | 35

and procedures as the Fund. The Subsidiaries are managed by the Advisor and each Subsidiary is overseen by its own board of directors. However, because each Fund is the sole shareholder in its respective Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in its Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities.

For more information about the operation and management of the Funds’ Subsidiaries, please see “Investment Policies, Techniques, and Risk Factors” in the Funds’ SAI.

PRINCIPAL INVESTMENT RISKS
The following section provides additional information regarding the principal risks summarized under “Principal Risks” in the Fund Summaries. The risks below may not be applicable to each Fund. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK—The Advisor expects a significant portion of the Fund’s assets to come from investors who take part in certain strategic and tactical asset allocation programs that involve frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Fund’s portfolio turnover, which correspondingly may increase the transaction expenses borne by the Fund, including brokerage commissions or dealer mark-ups/markdowns and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance. In addition, large movements of assets into and out of the Fund may have a negative impact on its ability to achieve its investment objective or its desired level of operating expenses. The risks associated with frequent trading activity and high portfolio turnover will have a negative impact on longer-term investments.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK—The Fund may invest in asset-backed securities, including mortgage-backed securities and structured investment vehicles (“SIVs”), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. As an investor, the Fund will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to mortgage-backed securities, makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, principally automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables may back asset-backed securities in which the Fund may invest. The Fund may invest in or have exposure to these and other types of asset-backed securities that may be developed in the future. The pool provides the interest and principal payments to investors. Asset-backed securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities. Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations—familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.”

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks.

BANK OBLIGATIONS RISK—The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and

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monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but are also subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.

BORROWING RISK—The Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law, including borrowings from banks for investment-related purposes such as purchasing securities believed to be desirable by the Advisor. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as “leverage.” Under the Fund’s investment policies, the Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption from the 1940 Act that applies to the Fund. Currently, under the 1940 Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to 33 1/3% of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When the Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time. The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund participates in a secured line of credit with BNP Paribas (the “Line of Credit”) that may be used for borrowings for investment purposes, as well as other permitted borrowings. The Fund may pay a commitment or other fee to maintain the Line of Credit, in addition to the stated interest rate. Loans are typically secured by assets of the Fund. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice.

CAPITALIZATION SECURITIES RISK—The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund’s portfolio may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to the components in its portfolio, it is subject to the risk that the predominate capitalization range represented in its portfolio may outperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

CLO RISK—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO

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trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. However an active dealer market may exist for CLOs allowing a CLO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers.

COMMODITY-LINKED DERIVATIVES INVESTMENT RISK—The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund’s investments in commodity-linked derivatives are subject to a substantial risk of loss. When the Fund purchases or sells a commodity futures contract, sells a commodity option or engages in off-exchange foreign currency trading, it may sustain a total loss of the initial margin or other monies posted by the Fund to establish or maintain its position. If the market moves against the Fund’s position, it may be required to post additional monies to maintain its position, which also are subject to total loss. If the Fund chooses not to post additional monies to maintain a position, it may be forced to liquidate the position at a loss. The Fund’s investment in commodity-related investment products may lead to substantial losses, which can significantly and adversely affect the net asset value (“NAV”) of the Fund and, consequently, a shareholder’s interest in the Fund.

INDEX-LINKED AND COMMODITY-LINKED “STRUCTURED” SECURITIES—The Fund invests in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are “commodity-linked” or “index-linked” securities. They are sometimes referred to as “structured securities” because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

COUNTERPARTY CREDIT RISK—The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties which may increase the Fund’s exposure to counterparty credit risk. The Advisor considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Advisor regularly monitors the creditworthiness of each counterparty

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that the Fund enters into a transaction with. Swap agreements also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

To the extent the Fund’s financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT RISK—It is possible that some issuers of fixed-income securities will not make payments on debt securities and derivatives held by the Fund or there could be defaults on repurchase agreements held by the Fund. This risk may be especially acute with respect to high yield securities (i.e., “junk bonds”). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for the Fund to sell. Any applicable limitation on the credit quality of a security in which the Fund may invest is applied at the time the Fund purchases the security.

Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings. Investment grade securities are fixed-income securities that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by the Advisor to be of comparable quality. Investment grade securities are designated BBB, A, AA or AAA by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc. and Dominion Bond Rating Service Ltd., and Baa, A, Aa or Aaa by Moody’s Investors Service, or have been determined by the Advisor to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Advisor’s credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and market conditions, and global market conditions.

The bank loans and corporate debt securities in which the Fund may invest are generally rated lower than investment grade credit quality, e.g., rated lower than “Baa” by Moody’s Investors Service (“Moody’s”) or “BBB” by Standard & Poor’s Corporation (“S&P”), or have been issued by issuers who have issued other debt securities which, if rated, would be rated lower than investment grade credit quality. Bridge loans in which the Fund may invest are generally unrated although the borrowers and their loans typically would be rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Advisor and not on rating agency evaluations. This analysis may be difficult to perform. Information about a syndicated bank loan and its issuer generally is not available in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws and generally little public information exists about these companies. Generally, however, issuers are required to provide financial information to lenders, and information may be available from other loan participants or agents that originate or administer syndicated bank loans.

CURRENCY RISK—The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in sovereign debt levels and trade deficits; domestic and foreign inflation and interest rates and investors’ expectations concerning those rates; currency exchange rates; investment and trading activities of other funds, including hedge funds and currency funds; and global or regional political, economic or financial events and situations and the imposition of currency controls or other political developments in the U.S. or abroad. The Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions. Currency hedging transactions generally involve buying currency forward, options or futures contracts. Not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. Currency hedging strategies also may reduce the potential returns of the Fund. In such instances, the value of securities

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denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

DEPOSITARY RECEIPT RISK—The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK—The Fund may invest a percentage of its assets in derivatives, such as swaps, futures contacts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the Fund’s portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practic es also entail transactional expenses. Certain risks are specific to the types of derivatives in which the Fund invests.

As an investment company registered with the SEC, the Fund must segregate liquid assets or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales.  In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value.

The Fund may enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net  amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid.

The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).  In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.  In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).  Such segregation or “earmarking” seeks

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to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.  However, such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By segregating or “earmarking” assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments.  The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Historically, advisers to registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, and swaps) have been able to claim an exclusion pursuant to CFTC Regulation 4.5. from the commodity pool operator (“CPO”) registration requirement prescribed by the Commodity Exchange Act (“CEA”).  In February 2012, the CFTC adopted substantial amendments to that regulation.  As a result of the amendments, a fund must either operate within certain trading and marketing limitations with respect to the fund’s use of financial instruments subject to regulation by the CFTC, or the fund’s investment adviser must register with the CFTC as a CPO subjecting the investment adviser and the fund to regulation by the CFTC.  Under the amended rules, an investment adviser of a fund may claim an exclusion from registration as a CPO only if the fund it advises uses futures contracts, options on such futures, commodity options, and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts and complies with certain marketing restrictions.

The Advisor is not eligible to claim the exclusion from registration with respect to the Fund and its Subsidiary. As a result, the Advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary, which are considered commodity pools under the CEA.  On August 13, 2013, the CFTC issued the final harmonization rule release specifying the disclosure, reporting and recordkeeping requirements that apply to the Advisor, the Fund and the Subsidiary.  Compliance with the CFTC’s new disclosure, reporting and recordkeeping requirements could increase Fund and Subsidiary expenses.  The Fund and the Subsidiary also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with certain of these requirements may adversely affect the Fund’s and the Subsidiary’s ability to obtain exposure to certain investments and the commodities markets generally.

The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Fund, and may issue new guidance.  It is not clear whether or when such new guidance will be published or what the content of such guidance may be.  The regulation of commodity and derivative transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.  The effect of any future regulatory change on the Fund and the Subsidiary is impossible to predict, but could be substantial and adverse to the Fund and the Subsidiary.

SWAP AGREEMENTS RISK—Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including but not limited to total return swaps, index swaps, interest rate swaps and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and

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SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

CREDIT DEFAULT SWAP RISK—The Multi-Hedge Strategies Fund may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

OPTIONS CONTRACTS RISK—The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.

Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount

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are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.

HYBRID SECURITIES—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

EARLY CLOSING RISK—The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK—The Fund may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline or fluctuate dramatically from day to day due to volatility in the equity market. Such volatility could cause equity securities and equity-based derivatives to underperform other segments of the market as a whole. The equity market is volatile and can experience increased volatility for a variety of reasons, including as a result of general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure. Equity securities generally have greater price volatility than fixed income securities.

EXCHANGE-TRADED NOTES (ETNs) RISK—The Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

EXTENSION RISK—When interests rate rise, an issuer may exercise its right to pay principal on an obligation, particularly asset-backed and mortgage-backed securities, later than expected. Under these circumstances, the value of the obligation will decrease and the Fund’s performance may suffer from its inability to invest in higher yielding securities.

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FOREIGN ISSUER EXPOSURE RISK—The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. Successful investment high yield securities and unrated securities of similar quality involves greater investment risk and is highly dependent on the Advisor’s credit analysis. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

INCOME RISK—The Fund is subject to income risk, which is the risk that the Fund's income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

INDUSTRY CONCENTRATION RISK —The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

INTEREST RATE RISK—Investments in fixed-income securities and financial instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows. Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

CHANGING FIXED INCOME MARKET CONDITIONS—Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent.

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In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

INVESTMENT IN INVESTMENT VEHICLES RISK—The Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost-efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. While the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.

CLOSED-END FUND RISK —The Fund may invest in shares of closed-end funds in pursuit of its investment objective. Unlike conventional mutual funds which continually offer new shares for sale to the investing public, closed-end funds are exchange-traded and issue only a limited number of shares of stock. As such, closed-end funds may trade at a discount to their net asset value. In addition, closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.  Closed-end funds also may employ leverage to a greater extent than mutual funds.

EXCHANGE-TRADED FUND (ETF) RISK—The Fund may invest in shares of ETFs in pursuit of its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. The Fund also may invest in other types of exchange-traded investment products such as commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT IN LOANS RISK—Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Fund could also have

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its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. The Fund may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Fund.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

The Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

The Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

INVESTMENT IN THE SUBSIDIARY RISK—The Fund may invest in its Subsidiary. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary’s portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.

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If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK—The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of derivatives, including futures contracts, options and swap agreements, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in the securities underlying the Fund’s derivatives investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.

ISSUER SPECIFIC RISK—The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK—The Commodities Strategy Fund achieves leveraged exposure to its underlying index through the use of derivative instruments. The Managed Futures Strategy Fund and Multi-Hedge Strategies Fund may invest in leveraged instruments in pursuit of their investment objectives. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses. The value of the Commodities Strategy Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund’s investment strategies involve the use of leverage. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK—In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see “Calculating Net Asset Value.”

MARKET RISK—Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in greater liquidity risk. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. These market conditions also may lead to increased regulation of the Fund and the instruments in which

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the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

NON-DIVERSIFICATION RISK—To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK—Certain of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivatives transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK— The Fund is not actively managed and may be affected by a general decline in market segments relating to its underlying index. The Fund invests in securities included in, or representative of, its underlying index, regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining or rising markets, as applicable. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.

PORTFOLIO TURNOVER RISK—The Fund’s strategies may involve the frequent purchase and sale of portfolio securities. Such frequent and active trading may lead to significantly higher transaction costs for the Fund because of increased broker commissions associated with such transactions. The Fund calculates portfolio turnover without including the short term cash instruments or derivatives transactions that comprise the majority of the Fund's trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher. Portfolio turnover may cause the Fund’s performance to be less than you expect.

PREPAYMENT RISK—The issuers of securities held by the Fund or investment companies in which the Fund invests may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

REPURCHASE AGREEMENT RISK—The Fund will enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund will enter into repurchase agreements only with counterparties that the Advisor believes present acceptable credit risks, and the collateral securing the repurchase agreements generally will be limited to U.S. government securities and cash. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before the Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period.

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SECTOR RISK—The Sector Risk applicable to the Fund is as follows:

AGRICULTURE SECTOR RISK—The risk that the securities of issuers in the agriculture sector that the Fund purchases will underperform the market as a whole.  To the extent that the Fund’s investments are exposed, directly and indirectly, to the agriculture sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and increased competition affecting the agriculture sector. In addition, investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of a direct or indirect investment in the agriculture sector could decline, which would adversely affect an investment in the Fund if it held such an investment.

ENERGY SECTOR RISK—The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund’s investments are exposed to issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy and energy commodities sectors. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

FINANCIAL SERVICES SECTOR RISK—The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the financial services sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financial services sector. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

PRECIOUS METALS AND INDUSTRIAL SECTOR RISK—The risk that the relatively few securities of, or financial instruments tied to the performance of, issuers in the mining industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the precious and/or industrial metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious and industrial metals. The prices of precious and industrial metals and securities of precious and industrial metals companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

SHORT SALES RISK—Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the

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transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund also is required to segregate other assets (not including the proceeds from the short sale) on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance also may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

STRATEGY ALLOCATION RISK —The ability of the Fund to achieve its investment goal depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets among multiple investment strategies or underlying funds. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment goal or that an investment strategy will achieve its particular investment objective. Portfolio managers responsible for the investment strategies used by the Fund make investment decisions independently and it is possible that the investment strategies may not complement one another. As a result, the Fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the Fund had a single investment strategy. In addition, underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

TAX RISK —In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Fund must derive at least 90% of its gross income each taxable year from sources generating qualifying income, which is described in more detail in the SAI. Income derived from direct and certain indirect investments in commodities is not qualifying income.

The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the Internal Revenue Service that concludes that income from the Fund’s investment in the Subsidiary will constitute qualifying income. The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of the private letter ruling.

The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. The Advisor intends to conduct the Fund’s investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling.

The status of income derived from certain commodity-linked derivative instruments was addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments will not be considered qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or

50 | PROSPECTUS

might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings regarding the investment by registered investment companies in controlled foreign corporations and in commodities-linked derivative instruments. The Internal Revenue Service has indicated that it is reconsidering the position articulated in such private letter rulings. Nevertheless, the Fund is permitted to rely on the conclusion reached in a private letter ruling issued to it until such time as the Internal Revenue Service revokes such ruling. Please see “Dividends, Distributions and Additional Tax Information” for more information.

TEMPORARY DEFENSIVE INVESTMENT RISK—The Fund may be affected by a general decline in market specific market segments or the market as a whole. The Fund invests in securities included in a specific market segment, such as the commodity and financial futures markets, in an effort to achieve its investment objective and regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining markets. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.

TRACKING ERROR RISK—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.

TRADING HALT RISK—The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS
A description of the Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.
MORE INFORMATION ABOUT THE COMMODITIES STRATEGY FUND’S UNDERLYING INDEX

The Commodities Strategy Fund seeks to provide investment results that correlate to the performance of the S&P GSCITM Commodity Index. The S&P GSCITM Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The S&P GSCITM Commodity Index is significantly different than the return from buying physical commodities. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
The Advisor, Security Investors, LLC, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor is a registered investment adviser and a registered commodity pool operator. The Advisor has served as the investment adviser of each Fund since its inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund’s investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, each Fund paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2014 based on the average daily net assets of the Fund, as set forth below:

FUND	ADVISORY FEE
MANAGED FUTURES STRATEGY FUND	0.90%
MULTI-HEDGE STRATEGIES FUND	1.15%
COMMODITIES STRATEGY FUND	0.75%

Each Fund invests in its respective Subsidiary. Each Subsidiary has entered into a separate advisory agreement with the Advisor for the management of that Subsidiary’s portfolio pursuant to which the Subsidiary pays the Advisor a management fee at the same rate that the Subsidiary’s corresponding Fund pays the Advisor for services provided to that Fund. The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by the Fund’s Subsidiary as discussed in more detail under “Management of the Subsidiaries” below.

For the Multi-Hedge Strategies Fund, the Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short sales dividend and interest expense, and extraordinary expenses.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor’s parent company, Guggenheim Capital, LLC and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board’s approval of the Funds' investment advisory agreement in June 2014 is available in the Funds' June 2014 Semi-Annual Reports to Shareholders, which covers the period January 1, 2014 to June 30, 2014. A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement in May 2015 will be available in the Funds' June 2015 Semi-Annual Reports to Shareholders, which covers the period January 1, 2015 to June 30, 2015.
MANAGEMENT OF THE SUBSIDIARIES
As with each Fund, the Advisor is responsible for the selection of each Subsidiary’s investments and the administration of each Subsidiary’s investment program pursuant to separate investment advisory agreements between the Advisor and each Subsidiary. Under the advisory agreements, the Advisor provides the Subsidiaries with the same type of management subject to the same terms as are provided to the Funds. The Subsidiaries also have entered into separate contracts for the provision of custody, transfer agency and administrative, and audit services with the same service providers that provide those services to the Funds.

52 | PROSPECTUS

Each Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary’s portfolio, as follows:

SUBSIDIARY	ADVISORY FEE
MANAGED FUTURES STRATEGY CFC	0.90%
MULTI-HEDGE STRATEGIES CFC	1.15%
COMMODITIES STRATEGY CFC	0.75%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by that Fund’s Subsidiary. This undertaking will continue in effect for so long as each Fund invests in its Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Funds’ Board of Trustees. The rate of the management fee paid directly or indirectly by each Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary, and may not increase without the prior approval of the Board of Trustees and a majority of the Fund’s shareholders. Each Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and administrative, and audit services that it receives which are specific to each Subsidiary and not duplicative of services provided to the Funds. The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds’ assets. Please see the SAI for more information about the organization and management of the Subsidiaries.

PORTFOLIO MANAGEMENT
The Funds are managed by a team of investment professionals. On a day-to-day basis, Messrs. Michael P. Byrum, B. Scott Minerd, Jayson Flowers and Ryan Harder are jointly and primarily responsible for the day-to-day management of the Managed Futures Strategy Fund; Messrs. Byrum, Harder and Larry Shank are jointly and primarily responsible for the day-to-day management of the Multi-Hedge Strategies Fund; and Messrs. Byrum and Harder are jointly and primarily responsible for the day-to-day management of the Commodities Strategy Fund. Biographical information for each of the portfolio managers is listed below.
Michael P. Byrum, CFA, Senior Vice President—Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Flowers, Harder, Minerd and Shank. He has been associated with the Advisor since it was founded in 1993. During this time, he has played a key role in the development of the firm’s investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100 ® , Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 ® Strategy and Inverse NASDAQ-100 ® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.
Jayson Flowers, Senior Managing Director—Mr. Flowers joined Guggenheim in 1998 and serves as the Head of Guggenheim’s Equity and Derivative Strategies. Mr. Flowers has more than 16 years of experience in the financial markets with concentration in risk management and trading across various sectors of the capital structure. His investment experience ranges in expertise from structured product investments and asset-backed securities, to trading U.S. Government agencies, foreign sovereign debt, commodities, indexed futures, derivatives and global equity arbitrage. Prior to Guggenheim, Mr. Flowers was a co-founder and partner of Adventure Capital, a boutique venture capital and merchant banking company. Previously, Mr. Flowers worked at Credit Suisse First Boston, Dominick & Dominick Inc., and Coopers & Lybrand. Mr. Flowers holds a B.A. in Economics from Union College.
Ryan A. Harder, CFA, Portfolio Manager—Mr. Harder is involved in the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset

PROSPECTUS | 53

Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.
B. Scott Minerd, Global Chief Investment Officer—Mr. Minerd joined Guggenheim Partners in 1998. Mr. Minerd is Global Chief Investment Officer of Guggenheim Partners Asset Management (“GPAM”) and its affiliate, Guggenheim Investment Management, LLC (“GIM”), and a Managing Partner of Guggenheim Partners. Mr. Minerd guides the investment strategies of the sector portfolio managers. He was formerly a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest rate swaps trading business units. Previously, Mr. Minerd was Morgan Stanley’s London based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivatives securities and money market products in 12 European currencies and Asian markets. Mr. Minerd has also held capital markets positions with Merrill Lynch and Continental Bank. Prior to that, he was a Certified Public Accountant and worked for the public accounting firm of PricewaterhouseCoopers LLP. Mr. Minerd holds a B.S. degree in Economics from the Wharton School, University of Pennsylvania, Philadelphia, and has completed graduate work at the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania. Mr. Minerd is a regular featured guest on FOX Business News, Bloomberg Television, and CNBC sharing his insight on today’s financial climate.
Larry Shank, CFA, CAIA, Portfolio Manager—Mr. Shank joined the Advisor in 2001 as a Research Analyst. As a Research Analyst, Mr. Shank was responsible for performing quantitative research on multiple asset classes, and was promoted to Portfolio Manager in December 2007. On a day-to-day basis, he is responsible for researching, developing and managing the strategies employed by the Multi-Hedge Strategies Fund. Mr. Shank graduated summa cum laude with a B.S. degree in Finance from the Massachusetts College of Liberal Arts. He also holds an M.B.A. from the Tepper School of Business – Carnegie Mellon University and an M.S. in Mathematics and Statistics from Georgetown University. Mr. Shank also is a member of the CFA Society of Washington.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

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SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE
The price at which you buy, sell and exchange shares is the net asset value per share, which also is known as NAV, plus any applicable sales charges.

Each Fund calculates its NAV by:
• Taking the current market value of its total assets
• Subtracting any liabilities
• Dividing that amount by the total number of shares owned by shareholders

Each Fund calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - a Fund will calculate its NAV as of the earlier closing time. For more information, please call 800.820.0888 or visit the Guggenheim Investments website - www.guggenheiminvestments.com.

In calculating NAV, the Funds generally value their investment portfolios based on the market price of the securities as of the time the Funds determine NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund’s NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

Securities traded on a domestic securities exchange (including ETF shares) are usually valued at the last sale price on that exchange on the day valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used.

Debt securities with a remaining maturity greater than 60 days will usually be valued based on independent pricing services. Commercial paper and discount notes with a remaining maturity of 60 days or less may be valued at amortized cost.

With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest, the Fund generally values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.

Total return index swaps will be valued based on the current index value as of the close of regular trading on the NYSE and credit default swaps generally will be valued at the price at which orders are being filled at the close of regular trading on the NYSE. Options contracts will be valued at the option’s last sale price on the exchange on which they are traded and futures contracts will be valued based on the first tick after the close of regular trading on the NYSE. Options on futures contracts and futures contracts traded on the CBOT or A/C/E or other recognized exchange shall be valued at the last trade price prior to the close of regular trading on the NYSE.

For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares.

The Advisor will regularly value the Managed Futures Strategy Fund’s and Commodities Strategy Fund’s investments in structured notes, if any, in accordance with the terms of their agreement at the value of the underlying index or reference asset as of the close of regular trading on the NYSE.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of each Subsidiary’s shares will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

More information about the valuation of the Funds’ holdings can be found in the SAI.

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EXPLANATION OF CERTAIN FUND FEES AND EXPENSES
Acquired Fund Fees and Expenses—As a shareholder in other investment companies, which may include other mutual funds, closed-end funds, and business development companies (the “Acquired Funds”), a Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” are based upon (i) the approximate allocation of the Fund’s assets among the Acquired Funds and (ii) the net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. “Acquired Fund Fees and Expenses” are not direct costs paid by Fund shareholders and do not affect the calculation of the Fund’s net asset value or the Fund’s cost of operations. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

Short Sales Dividend and Interest Expense—“Short Sales Dividend and Interest Expense” is incurred when a Fund short sells a security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate on an equity security, the coupon rate of a fixed income security, and interest expense associated with either, to the lender and records these as an expense of the Fund and reflects these expenses in its financial statements. However, any such dividend or interest expense on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. “Short Sales Dividend and Interest Expense” is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.
Other Expenses—Each Fund’s “Other Expenses of the Subsidiary” includes the transfer agent fees, custodial fees, and accounting and legal expenses that the Subsidiary pays.
BUYING, SELLING AND EXCHANGING FUND SHARES

Class A shares and Class C shares. Class A shares and Class C shares are offered primarily through authorized securities brokers and other financial intermediaries. Shares are also offered directly through Rydex Fund Services, LLC.

Institutional shares. Institutional shares are offered directly through the Funds’ transfer agent, Rydex Fund Services, LLC, and also through authorized securities brokers and other financial intermediaries.

Institutional shares generally may be purchased by the following types of investors:

•	Institutional investors, such as corporations, pension and profit sharing plans, and foundations, who invest the minimum initial investment amount of $2 million in a Fund;

•	Investors who invest the minimum initial investment amount of $2 million directly with the Funds’ transfer agent;

•	Employee benefit plan programs that have at least $25 million in plan assets;

•
Directors and officers of the Funds and other mutual funds managed by the Advisor or one or more of its affiliates, and directors, officers and employees of Guggenheim Partners, LLP and its affiliates;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts;

•	Internal Revenue Code Section 529 college savings plan accounts;

•	Funds of Funds advised by the Advisor or its affiliates; and

•	Funds of Funds advised by unaffiliated investment advisers.

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If you are deemed to be an “eligible investor” by virtue of an initial investment directly with the Funds’ transfer agent, Rydex Fund Services, LLC, in an amount of $2 million or more, your account may be subject to a minimum account balance requirement of $1 million.

The Funds reserve the right to waive the minimum initial investment amount, minimum account balance, and certain other investor eligibility requirements at any time, with or without prior notice to you. In addition, the minimum initial investment amount, minimum account balance, and investor eligibility requirements for purchases of Institutional shares may be amended from time to time.

Class A shares and Class C shares shareholders of a Guggenheim Investments fund that offers Institutional shares may convert their Class A shares or Class C shares into Institutional shares of that Fund if they meet the eligibility criteria for Institutional shares described above. Sales charges may apply to any such conversion. Please see “Sales Charges - Class A Shares and Class C Shares Sales Charges Applicable Upon Conversion” for more information.

For questions about Institutional shares investor eligibility requirements, contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100.

OPENING YOUR ACCOUNT
You will need to open a Guggenheim Investments shareholder account to make share transactions – buy, sell or exchange shares of the Funds directly with Guggenheim Investments. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You also may visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

•	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.

•	Attach a copy of the trust document when establishing a trust account.

•
When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this supporting documentation may result in a delay in processing your application.

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

•	Be sure to sign the application.

•
If you open an account directly with Guggenheim Investments you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

•	Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

PROSPECTUS | 57

TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early – or as otherwise permitted by the SEC – the Funds reserve the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. On any day that the Funds calculate NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent. The NYSE holiday schedule is included in the SAI and Guggenheim Investments will post advance notice of early NYSE and Bond Market closings at www.guggenheiminvestments.com.

TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds’ transfer agent, Rydex Fund Services, LLC, the Funds' distributor, Guggenheim Funds Distributors, LLC (the “Distributor”), or authorized dealer, subject to any applicable front-end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day’s trading activity to the Advisor. Any purchase transaction that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the transaction and receives correct payment by check, wire transfer or ACH.

METHOD	CUT-OFF TIME
	Managed Futures Strategy Fund and Multi-Hedge Strategies Fund	Commodities Strategy Fund
By Mail	Market Close	3:30 P.M., Eastern Time
By Phone	Market Close	3:30 P.M., Eastern Time
By Internet	Market Close	3:55 P.M., Eastern Time
By Financial Intermediary	Market Close*	Market Close*

*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary, which may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary will be processed at the Funds’ next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Not all financial intermediaries are authorized to sell shares of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

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SALES CHARGES

CLASS A SHARES
Class A shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. The NAV plus the sales charge is the “offering price.” However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or greater	*	*

*
For investments of $1 million or more, Class A shares are sold at NAV, without any up-front sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge (“CDSC”) based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.

In addition to the information in this Prospectus, you may obtain more information about share classes, sales charges and sales charges reductions and waivers from the SAI or your financial adviser. You may also find information regarding share classes, sales charges and sales charges reductions and waivers on the Funds’ website, guggenheiminvestments.com. To access this information, log on to the Funds’ website at www.guggenheiminvestments.com and click on the “Products—Mutual Funds” tab. Once on the “Products—Mutual Funds” page, choose the “Share Class Information” tab on the left side of the page.

HOW TO REDUCE YOUR SALES CHARGE
You may be eligible to purchase Class A shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.

•
Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with the shares of any other Class A shares or Class C shares of any other series of Rydex Series Funds, Rydex Dynamic Funds and Guggenheim Funds Trust (some of which are offered in a separate prospectus) that you already own. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares and Class C shares that you own. Additionally, you may combine simultaneous purchases of Class A shares of one series of Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust with Class A shares of any other series of Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust to reduce the sales charge rate that applies to the purchase of Class A shares of any series of Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

PROSPECTUS | 59

•
Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of any series of Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

A LOI may be revised during the 13-month period. Additional Class A shares acquired through reinvestment of income dividends and capital gains distributions are not applied to the LOI. A LOI may be obtained from the Funds.

•
Reinstatement Privilege. If you have redeemed Class A shares of any series of Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust within the past 30 days, you may repurchase an equivalent amount of Class A shares of any series of Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Funds that you intend to do so in writing. The Funds must receive your purchase order within 30 days of your redemption.

SALES CHARGE WAIVERS
Class A shares of the Funds may be purchased at NAV by the following:

•	Directors and officers of the Funds or any other mutual funds managed by the Advisor or one or more of its affiliates;

•
Directors, officers and employees of Guggenheim Partners, LLC and its affiliates, and spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews of such directors, officers and employees (and their spouses);

•	Any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;

•	Retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers;

•
Officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the funds;

•	A registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of investors;

•
A registered broker-dealer or registered investment advisor not affiliated with a broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services including investment accounts for which a “wrap fee” is imposed; and

•	Customers of financial intermediaries that have a contractual arrangement with the Distributor or Advisor where such contract provides for the waiver of the front-end sales charge.

60 | PROSPECTUS

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Guggenheim Investments fund where those shares were subject to a front-end sales charge (sometimes called an NAV Transfer).

SALES CHARGE EXCEPTIONS
You will not pay initial sales charges on the following:

•	Class A shares purchased by reinvesting dividends and distributions.

•
When exchanging Class A shares of a Fund for Class A shares of another series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust, unless you are exchanging shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge.

CLASS C SHARES
Class C shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. Shares that are not subject to the CDSC are redeemed first. Then, shares held the longest will be the first to be redeemed. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your Class C shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVER OF CDSC
The CDSC (when applicable) will be waived for the redemption of Class A shares and Class C shares under the following circumstances:

•	An initial 1.00% sales commission was not paid to the intermediary at the time of purchase;

•	Following the death or disability of the shareholder;

•	For the redemption of the first 10% of shares sold within 12 months of purchase;

•	In connection with the required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code;

•	In connection with distributions from retirement plans qualified under Section 401(a), 401(k), 403(b) of the Internal Revenue Code for:

•	returns of excess contributions to the plan;

•	retirement of a participant in the plan;

•	a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);

•	financial hardship (as defined in regulations under the Internal Revenue Code) of a participant in a plan;

•	termination of employment of a participant in a plan; and

•	any other permissible withdrawal under the terms of the plan.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

CLASS A SHARES AND CLASS C SHARES SALES CHARGES APPLICABLE UPON CONVERSION
Shareholders of Class A shares that were not subject to an up-front sales charge because they invested $1 million or more in a Fund at the time of their initial investment and that are eligible to convert their shares into Institutional shares would be subject to a 1.00% CDSC if they elect to convert their Class A shares within 12 months of their purchase of such Class A shares. The 1.00% CDSC would be based on the initial purchase price or current market value, whichever is lower.

Shareholders of Class C shares that are eligible and elect to convert their Class C shares into Institutional shares within 12 months of their purchase of such Class C shares will be subject to a 1.00% CDSC based on their initial purchase price or current market value, whichever is lower.

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BUYING FUND SHARES

Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within three business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. For information regarding the minimum initial investment amounts applicable to purchases of Class A shares, Class C shares and Institutional shares of the Funds, as applicable, please see the Funds’ summary sections earlier in this Prospectus.

Purchases of Class C shares of a Fund requested in an amount of $1,000,000 or more will be automatically made in Class A shares of that Fund.

Each Fund is generally required to report cost basis, gain or loss, and holding period information to you and the Internal Revenue Service when "covered shares" are redeemed. Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us to use another method. Under the average cost method, the basis per share is reported as an average of the bases of your Fund shares in the account. For these purposes, covered shares and non-covered shares are treated as held in separate accounts. If you wish to choose another default cost basis method for your account you may select from among FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the Internal Revenue Service.

Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information, please see “Cost Basis.”

For additional discussion of the average cost method, see “Redemption Procedures.”

PURCHASE PROCEDURES
The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH to the Funds for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. The refund of a cancelled purchase will be mailed to you after the 10-day hold has expired for purchases made by check and ACH.

Guggenheim Investments does not accept purchase orders from non-resident U.S. citizens or non-resident aliens.

Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

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	Initial Purchase	Subsequent Purchases
BY CHECK (MAIL) IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request an IRA kit or New Account application.
Complete the account application that corresponds to the type of account you are opening.
• Make sure to designate the Fund(s) you want to purchase.
• Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:
• Your name
• Your shareholder account number
• The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
Include the name of the Fund(s) you want to purchase on your check.
If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636

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	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services Phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.

Contact Guggenheim Investments Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

• Make sure to designate the Fund(s) you want to purchase.
• Make sure your investment meets the account minimum.
Be sure to designate your wire instructions to the Fund(s) you want to purchase.
To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

• Account Number
• Fund Name
• Amount of Wire
• Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.

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BY ACH (FAX/MAIL) Guggenheim Investments Client Services Fax number: 301.296.5103	Initial Purchase	Subsequent Purchases
Submit a new account application. Be sure to complete the “Electronic Investing via ACH” section. If you are establishing an Individual, Joint, or UGMA/UTMA account, you may fax the application to Guggenheim Investments. All other applications should be mailed.

• Make sure to designate the Fund(s) you want to purchase.
• Make sure your investment meets the account minimum.

Subsequent purchases made via ACH must be a minimum of $20.  A maximum of $50,000 is allowed to be purchased via ACH per day. To make a subsequent purchase send written purchase instructions that include:

• Your name
• Your shareholder account number
• The Fund(s) you want to purchase
• ACH bank information (if not on record).

Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636
BY ACH (PHONE) Guggenheim Investments Client Services Phone number: 800.820.0888 or 301.296.5100
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instruction on file, you may submit your purchase request by contacting Guggenheim Investments Client Services at 800.820.0888.

BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee form from the www.guggenheiminvestments.com website, and follow the instructions for adding bank instructions.

CANCELLED PURCHASE ORDERS
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:
• if your bank does not honor your check for any reason
• if the transfer agent (Rydex Fund Services, LLC) does not receive your wire transfer
• if the transfer agent (Rydex Fund Services, LLC) does not receive your ACH transfer
• if your bank does not honor your ACH transfer
If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your cancelled order.

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SELLING FUND SHARES

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Funds, you may send redemption orders to Guggenheim Investments by:

MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, you may submit your redemption request via mail or telephone using the mailing addresses and telephone numbers provided above.

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee form from the www.guggenheiminvestments.com website, and follow the instructions for adding bank instructions.

A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	your name

•	your shareholder account number

•	Fund name(s)

•	dollar amount or number of shares you would like to sell

•	whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee)

•	signature of account owner(s) (not required for telephone redemptions)

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You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

If shareholders choose not to use the default cost basis method of average cost for an account, such shareholders must choose a cost basis method from among FIFO, LIFO or HIFO with respect to the account. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used.

Unless requested otherwise at the time of the transaction, the Fund will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares, followed by covered shares using the method in effect for the account.

Fund shareholders should consult their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information see “Cost Basis.”

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account (IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

Distributions from 403(b) accounts may require employer or plan administrator approval.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for 10 business days before a payment of redemption proceeds may be made.

All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the U.S. Government Money Market Fund as of the date of the redemption (shares of the U.S. Government Money Market Fund are offered in a separate prospectus). If you are setting up new alternate payee instructions (check) or new bank instructions (ACH or wire) the request must be in writing, include a Medallion signature guarantee, and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

MEDALLION SIGNATURE GUARANTEES
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to the Funds.

UNCASHED CHECK POLICY
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.

For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus). The account also will have the distribution payout option adjusted

PROSPECTUS | 67

so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.

For partial redemption checks, the proceeds will be deposited into shares of the U.S. Government Money Market Fund (as noted above, shares of the U.S. Government Money Market Fund are offered in a separate prospectus).

Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

For checks returned in the mail, the Funds will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.

LOW BALANCE ACCOUNTS
To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES

An exchange is when you sell shares of one fund and use the proceeds from that sale to purchase shares of another fund. Investors may make exchanges on any Business Day of Class A shares, Class C shares or Institutional shares of any Fund for Class A shares, Class C shares or Institutional shares of any other fund within the Guggenheim Investments family of funds (collectively, the "Guggenheim Funds") on the basis of the respective NAVs of the shares involved. Investors also may make exchanges on any Business Day of Class A shares, Class C shares or Institutional shares of any Fund for shares of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus).

The Guggenheim Funds currently include all closed- and open-end funds (including all of their portfolios) advised by the Advisor, including each series of Rydex Series Funds and Rydex Dynamic Funds (collectively, the “Rydex Funds”), and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. For more information about the Funds’ exchange privileges with other Guggenheim Funds, please contact Guggenheim Investments Client Services at 800.020.0888 or 301.296.5100 or visit the Guggenheim Investments website at www.guggenheiminvestments.com.

If you exchange your Class A shares or Class C shares of a Rydex Fund for shares of the U.S. Government Money Market Fund, and your Class A shares or Class C shares are subject to a deferred sales charge at the time of the exchange, no deferred sales charge will be incurred on the exchange itself. However, any such deferred sales charge will be assessed at the time you redeem your shares of the U.S. Government Money Market Fund. For shareholders that exchange Class A shares or Class C shares of a Rydex Fund for shares of the U.S. Government Money Market Fund and subsequently exchange shares of the U.S. Government Money Market Fund for Class A shares or Class C shares of a Rydex Fund, the period of time during which the shareholder held shares of the U.S. Government Money Market Fund will not be counted toward the 12-month holding period applicable to Class A shares and Class C shares of the Rydex Fund. However, upon a subsequent exchange of shares of the U.S. Government Money Market Fund for Class A shares or Class C shares of another Rydex Fund, you will be given credit for the period during which you held Class A shares or Class C shares prior to the exchange of such shares for shares of the U.S. Government Money Market Fund.

Exchanges of Fund shares for shares of another Guggenheim Fund will be subject to the purchaser eligibility requirements of the applicable share class of that Guggenheim Fund, which may include initial investment amount and account balance requirements, as disclosed in that Guggenheim Fund's prospectus.

68 | PROSPECTUS

While many of the Rydex Series Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, certain Guggenheim Funds, including the Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, do not allow unlimited trading. If you are contemplating an exchange for shares of a Guggenheim Fund not offered in this Prospectus, you should obtain and review that Guggenheim Fund's current prospectus before making the exchange. You can obtain a prospectus for any Guggenheim Fund by calling 800.820.0888 or 301.296.5100 or visiting the Guggenheim Investments website at www.guggenheiminvestments.com.

Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Guggenheim Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds’ transfer agent or your financial intermediary prior to the cut-off time of the Guggenheim Fund you are exchanging out of or the Guggenheim Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.

The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Funds you may send exchange requests to Guggenheim Investments by:

MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments website - Visit www.TradeRydex.com.

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	your name

•	your shareholder account number

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

•	dollar amount, number of shares or percentage of Fund position involved in the exchange

•	signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

DOLLAR-COST AVERAGING
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles. Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.

Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or

PROSPECTUS | 69

a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing.  If the date selected falls on a weekend or holiday, your request will be processed on the previous business day.

The Advisor will make exchanges until the shareholder’s value in the Fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds also may place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you will bear any risk of loss.

Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We will not open a new account for non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Guggenheim Investments website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of website users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other

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interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.

STATEMENTS & CONFIRMATIONS
You will receive statements and trade confirmations of your investment transactions. You may choose to receive your confirmations and/or statements either by mail or electronically (see “eDelivery Services” below).

eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments website at www.guggenheiminvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

GUGGENHEIM INVESTMENTS EXPRESS LINE – 1.800.717.7776
You may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to fund information including NAVs, daily factors, fund assets (fund assets information is available for most funds) and distributions as well as balance and history information on your Guggenheim Investments account.

SERVICE AND OTHER FEES
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Funds’ transfer agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000

•	$50 on checks returned for insufficient funds

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date

•	$15 for standard overnight packages (fee may be higher for special delivery options)

•	$25 for bounced draft checks or ACH transactions

•	$15 per year for low balance accounts

•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), SIMPLE, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a

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check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), SIMPLE and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged. Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.

For additional information on fees for employee accounts please refer to the SAI.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Frequent Trading Policy. Because the Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund’s Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund’s ability to achieve its investment objective.

The Managed Futures Strategy Fund and Multi-Hedge Strategies Fund are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.

For purposes of applying the Funds’ policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. The Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUNDS
The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

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DISTRIBUTION AND SHAREHOLDER SERVICES

CLASS A SHARES
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares that allows each Fund to pay distribution fees to the Distributor and other firms that provide distribution-related services (“Service Providers”). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

CLASS C SHARES
The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Class C shares that allows each Fund to pay annual distribution and service fees of 1.00% of the Fund’s average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year’s distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. Such compensation, commonly referred to as “revenue sharing,” does not increase Fund expenses and is not reflected in the fees and expenses listed in the Funds expense table in this Prospectus. Compensation may be in the form of cash payments or non-cash compensation and may include ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, one-time payments for ancillary services, such as setting up the Funds on a financial intermediary’s fund trading system, and finder’s fees that vary depending on the Fund or share class and the dollar amount of shares sold. Cash and non-cash compensation may be paid, at the discretion of the Advisor, to certain financial intermediaries who have sold shares of the Funds, promoted the distribution of the Funds, or rendered investor services to Fund shareholders. For example, such payments may be made to financial intermediaries that provide services to the Funds and/or Fund shareholders, including, without limitation, shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the financial intermediaries.

Payments also may be paid to financial intermediaries for providing the Funds with access to third-party platforms, including mutual fund “supermarket” platforms, and for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the financial intermediary provides services to fund shareholders. The Advisor also may pay expenses associated with meetings that facilitate educating financial intermediaries and shareholders about the Funds that are conducted by financial intermediaries. To the extent permitted by applicable law, the Advisor and its affiliates may pay or allow other incentives and compensation to financial intermediaries. Such payments and compensation are in addition to any applicable sales charges, Rule 12b-1 distribution fees, and service fees paid by the Funds. The level of payments made to financial intermediaries will generally vary, but may be significant. The Advisor determines the extent of such payments in its sole discretion in response to requests from financial intermediaries, based on factors it deems relevant, such as the financial intermediary’s sales, assets, share class utilized, and the quality of the financial intermediary’s relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by the Funds. If you own Fund shares on a Fund’s record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes

PROSPECTUS | 73

distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $25 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies for treatment as a regulated investment company, the Fund pays no federal income tax on the earnings it timely distributes to shareholders.
One of the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code is that each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“qualifying income”). The status of income derived from swap agreements and other commodity-linked derivative instruments for purposes of this test was addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps will not be considered qualifying income. Accordingly, each Fund currently restricts its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10% of its gross income.
Moreover, certain ETNs, ETFs, and underlying funds may produce income that is not qualifying income for purposes of the 90% test described above. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but a Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.

Each Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. The Advisor intends to conduct each Fund’s investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling. See “Dividends, Distributions and Taxes - Special Tax Considerations” in the SAI.

In addition, each Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. Each Fund has received a private letter ruling from the Internal Revenue Service that concludes that income from the Fund’s investment in its Subsidiary will constitute qualifying income. The Advisor intends to conduct each Fund’s investments in its Subsidiary in a manner consistent with the terms and conditions of its private letter ruling. See “Dividends, Distributions and Taxes – Tax Implications of the Investment in the Subsidiaries” in the SAI.

In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings regarding the investment by registered investment companies in controlled foreign corporations and in commodities-linked derivative instruments. The Internal Revenue Service has indicated that it is reconsidering the position articulated in such private

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letter rulings. Nevertheless, the Funds are permitted to rely on the conclusion reached in the private letter rulings issued to the Funds until such time the Internal Revenue Service revokes such rulings.

If a Fund fails to satisfy the qualifying income in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  If a Fund fails to qualify as a regulated investment company for any year and these relief provisions are not available, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. If a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

TAX STATUS OF DISTRIBUTIONS

•	Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains.

•	The income dividends you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

•
For noncorporate shareholders, dividends that are reported as qualified dividend income, if any, are generally taxable at reduced maximum rates to the extent that the applicable Fund receives qualified dividend income and subject to certain limitations. The Funds’ investment strategies may significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income.

•
Distributions of a Fund’s short-term capital gains are taxable as ordinary income. Long-term capital gains will result from gains on the sale or exchange of capital assets held by the Funds for more than one year. Any distributions of net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) that you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable to noncorporate shareholders at reduced maximum rates.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•
Corporate shareholders may be entitled to a dividends-received deduction for any portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations. The Funds’ investment strategies may significantly limit their ability to distribute dividends eligible for the dividends-received deduction.

•	Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

•	Shortly after the close of each calendar year, the Funds will inform you of the amount of your ordinary income dividends and net capital gain distributions received from the Funds.

•
If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

•
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

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TAX STATUS OF SHARE TRANSACTIONS
Each sale, exchange, or redemption of Fund shares will generally be a taxable event to you. For tax purposes, an exchange of Fund shares for shares of a different fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

MEDICARE CONTRIBUTION TAX
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

STATE TAX CONSIDERATIONS
The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

COST BASIS
The Funds (or their administrative agents) are required to report to the Internal Revenue Service and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012). Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years (or, if shorter, the period of operations of that Fund’s Institutional shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose reports, along with the financial statements and related notes, appear in the Funds’ 2014 Annual Reports. The 2014 Annual Reports are available by telephoning the transfer agent at 800.820.0888 or 301.296.5100.

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Consolidated Financial Highlights

Multi-Hedge Strategies Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Class A	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011[a]	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$23.03	$22.68	$22.21	$21.66	$20.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(0.26)	(0.18)	(0.35)	(0.27)	(0.40)
Net gain (loss) on investments (realized and unrealized)	1.36	0.53	0.82	0.98	1.49
Total from investment operations	1.10	0.35	0.47	0.71	1.09
Less distributions from:
Net investment income	(0.19)	—	—	(0.16)	—
Total distributions	(0.19)	—	—	(0.16)	—
Redemption fees collected	—	—	—	—	—[b]
Net asset value, end of period	$23.94	$23.03	$22.68	$22.21	$21.66
Total Return[c]	4.73%	1.54%	2.02%	3.39%	5.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,620	$18,307	$27,700	$24,832	$14,073
Ratios to average net assets:
Net investment income (loss)	(1.13%)	(0.79%)	(1.54%)	(1.23%)	(1.97%)
Total expenses[d]	2.86%	2.74%	3.09%	2.77%	3.56%
Net expenses[e,f]	2.81%	2.69%	3.05%	2.65%	3.40%
Portfolio turnover rate	304%	302%	465%	433%	993%

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Consolidated Financial Highlights (continued)

Multi-Hedge Strategies Fund

Class C	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$21.62	$21.45	$21.17	$20.80	$19.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(0.40)	(0.35)	(0.50)	(0.42)	(0.55)
Net gain (loss) on investments (realized and unrealized)	1.26	0.52	0.78	0.95	1.45
Total from investment operations	0.86	0.17	0.28	0.53	0.90
Less distributions from:
Net investment income	(0.19)	—	—	(0.16)	—
Total distributions	(0.19)	—	—	(0.16)	—
Redemption fees collected	—	—	—	—	—[b]
Net asset value, end of period	$22.29	$21.62	$21.45	$21.17	$20.80
Total Return[c]	3.97%	0.79%	1.23%	2.62%	4.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,627	$12,705	$16,780	$13,322	$15,194
Ratios to average net assets:
Net investment income (loss)	(1.84%)	(1.60%)	(2.33%)	(1.99%)	(2.79%)
Total expenses[d]	3.62%	3.50%	3.85%	3.52%	4.41%
Net expenses[e,f]	3.57%	3.45%	3.81%	3.39%	4.26%
Portfolio turnover rate	304%	302%	465%	432%	993%
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Consolidated Financial Highlights (concluded)

Multi-Hedge Strategies Fund

Institutional	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010[g]
Per Share Data
Net asset value, beginning of period	$23.26	$22.84	$22.32	$21.71	$20.61
Income (loss) from investment operations:
Net investment (loss)[a]	(0.18)	(0.13)	(0.33)	(0.22)	(0.43)
Net gain (loss) on investments (realized and unrealized)	1.35	0.55	0.85	0.99	1.53
Total from investment operations	1.17	0.42	0.52	0.77	1.10
Less distributions from:
Net investment income	(0.19)	—	—	(0.16)	—
Total distributions	(0.19)	—	—	(0.16)	—
Redemption fees collected	—	—	—	—	—[b]
Net asset value, end of period	$24.24	$23.26	$22.84	$22.32	$21.71
Total Return[c]	4.98%	1.84%	2.28%	3.61%	5.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,204	$25,435	$14,130	$807	$296
Ratios to average net assets:
Net investment income (loss)	(0.79%)	0.54%	(1.46%)	(0.99%)	(3.10%)
Total expenses[d]	2.67%	2.56%	3.05%	2.52%	5.13%
Net expenses[e,f]	2.62%	2.51%	3.01%	2.40%	4.98%
Portfolio turnover rate	304%	302%	465%	433%	993%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Redemption fees collected are less than $0.01 per share.

[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expense information reflects the expense ratios after expense waivers.

[f]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented would be:

	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Class A	1.42%	1.40%	1.40%	1.41%	1.41%
Class C	2.17%	2.15%	2.15%	2.15%	2.15%
Institutional Class	1.17%	1.15%	1.15%	1.16%	1.17%

[g]	Since commencement of operations: May 3, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

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Consolidated Financial Highlights

Managed Futures Strategy Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Class A	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$22.15	$21.23	$23.95	$25.78	$26.81
Income (loss) from investment operations:
Net investment income (loss)[a]	0.02	(0.19)	(0.39)	(0.44)	(0.41)
Net gain (loss) on investments (realized and unrealized)	2.23	1.11	(2.33)	(1.39)	(0.62)
Total from investment operations	2.25	0.92	(2.72)	(1.83)	(1.03)
Less distributions from:
Net investment income	(0.28)	—	—	—	—
Total distributions	(0.28)	—	—	—	—
Redemption fees collected	—	—	—	—	—[b]
Net asset value, end of period	$24.12	$22.15	$21.23	$23.95	$25.78
Total Return[c]	10.06%	4.33%	(11.32%)	(7.14%)	(3.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,514	$76,900	$145,950	$733,469	$657,317
Ratios to average net assets:
Net investment income (loss)	0.07%	(0.89%)	(1.71%)	(1.76%)	(1.66%)
Total expenses[d]	1.74%	1.74%	1.96%	2.05%	2.04%
Net expenses[e]	1.68%	1.67%	1.89%	1.97%	1.97%
Portfolio turnover rate	83%	102%	172%	72%	148%

PROSPECTUS | 81

Consolidated Financial Highlights (continued)

Managed Futures Strategy Fund

Class C	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$21.04	$20.31	$23.09	$25.04	$26.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(0.15)	(0.33)	(0.53)	(0.61)	(0.59)
Net gain (loss) on investments (realized and unrealized)	2.10	1.06	(2.25)	(1.34)	(0.61)
Total from investment operations	1.95	0.73	(2.78)	(1.95)	(1.20)
Less distributions from:
Net investment income	(0.28)	—	—	—	—
Total distributions	(0.28)	—	—	—	—
Redemption fees collected	—	—	—	—	—[b]
Net asset value, end of period	$22.71	$21.04	$20.31	$23.09	$25.04
Total Return[c]	9.22%	3.59%	(12.04%)	(7.79%)	(4.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,066	$29,637	$49,378	$96,647	$158,628
Ratios to average net assets:
Net investment income (loss)	(0.72%)	(1.63%)	(2.45%)	(2.50%)	(2.41%)
Total expenses[d]	2.50%	2.48%	2.70%	2.80%	2.79%
Net expenses[e]	2.43%	2.42%	2.64%	2.72%	2.72%
Portfolio turnover rate	83%	102%	172%	72%	148%

82 | PROSPECTUS

Consolidated Financial Highlights (concluded)

Managed Futures Strategy Fund

Institutional	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010[f]
Per Share Data
Net asset value, beginning of period	$22.36	$21.38	$24.06	$25.84	$25.58
Income (loss) from investment operations:
Net investment income (loss)[a]	0.05	(0.19)	(0.33)	(0.38)	(0.23)
Net gain (loss) on investments (realized and unrealized)	2.28	1.17	(2.35)	(1.40)	0.49
Total from investment operations	2.33	0.98	(2.68)	(1.78)	0.26
Less distributions from:
Net investment income	(0.28)	—	—	—	—
Total distributions	(0.28)	—	—	—	—
Redemption fees collected	—	—	—	—	—[b]
Net asset value, end of period	$24.41	$22.36	$21.38	$24.06	$25.84
Total Return[c]	10.28%	4.63%	(11.14%)	(6.85%)	0.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,007	$2,464	$45,700	$101,549	$134,733
Ratios to average net assets:
Net investment income (loss)	0.21%	(0.86%)	(1.45%)	(1.50%)	(1.41%)
Total expenses[d]	1.50%	1.52%	1.70%	1.80%	1.78%
Net expenses[e]	1.44%	1.45%	1.64%	1.72%	1.72%
Portfolio turnover rate	83%	102%	172%	72%	148%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Redemption fees collected are less than $0.01 per share.

[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expense information reflects the expense ratios after expense waivers.

[f]	Since commencement of operations: May 3, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

PROSPECTUS | 83

Consolidated Financial Highlights

Commodities Strategy Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Class A	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$14.93	$15.49	$16.18	$17.33	$16.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(0.15)	(0.23)	(0.23)	(0.26)	(0.22)
Net gain (loss) on investments (realized and unrealized)	(4.91)	(0.33)	(0.05)	(0.36)	1.16
Total from investment operations	(5.06)	(0.56)	(0.28)	(0.62)	0.94
Less distributions from:
Net investment income	—	—	(0.41)	(0.53)	—
Total distributions	—	—	(0.41)	(0.53)	—
Redemption fees collected	—	—	—	—	—[b]
Net asset value, end of period	$9.87	$14.93	$15.49	$16.18	$17.33
Total Return[c]	(33.89%)	(3.62%)	(1.63%)	(3.61%)	5.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,419	$1,990	$5,840	$5,223	$7,192
Ratios to average net assets:
Net investment income (loss)	(1.03%)	(1.50%)	(1.40%)	(1.47%)	(4.22%)
Total expenses[d]	1.64%	1.63%	1.59%	1.66%	1.65%
Net expenses[e]	1.56%	1.53%	1.49%	1.55%	1.56%
Portfolio turnover rate	238%	—	—	—	200%

84 | PROSPECTUS

Consolidated Financial Highlights (concluded)

Commodities Strategy Fund

Class C	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$13.93	$14.56	$15.34	$16.58	$15.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(0.23)	(0.32)	(0.33)	(0.37)	(0.32)
Net gain (loss) on investments (realized and unrealized)	(4.55)	(0.31)	(0.04)	(0.34)	1.10
Total from investment operations	(4.78)	(0.63)	(0.37)	(0.71)	0.78
Less distributions from:
Net investment income	—	—	(0.41)	(0.53)	—
Total distributions	—	—	(0.41)	(0.53)	—
Redemption fees collected	—	—	—	—	—[b]
Net asset value, end of period	$9.15	$13.93	$14.56	$15.34	$16.58
Total Return[c]	(34.31%)	(4.33%)	(2.38%)	(4.32%)	4.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,135	$1,947	$2,575	$3,558	$4,857
Ratios to average net assets:
Net investment income (loss)	(1.77%)	(2.25%)	(2.15%)	(2.22%)	(2.17%)
Total expenses[d]	2.39%	2.39%	2.34%	2.41%	2.39%
Net expenses[e]	2.32%	2.28%	2.24%	2.30%	2.30%
Portfolio turnover rate	238%	—	—	—	200%

a     Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Redemption fees collected are less than $0.01 per share.

[c]	Total return does not reflect the impact of any applicable sales charges.
d Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expense information reflects the expense ratios after expense waivers.

PROSPECTUS | 85

INDEX PUBLISHER INFORMATION

Commodities Strategy Fund
Standard & Poor’s (the “Index Publisher”) does not sponsor, endorse, sell or promote any Fund and makes no representation or warranty, implied or express, to the investors in the Commodities Strategy Fund, or any members of the public, regarding:

• the advisability of investing in index funds;

• the ability of any index to track stock market performance;

• the accuracy and/or the completeness of the aforementioned indices or any data included therein;

• the results to be obtained by the Commodities Strategy Fund, the investors in the Commodities Strategy Fund, or any person or entity from the use of the indices or data included therein; and

• the merchantability or fitness for a particular purpose for use with respect to the indices or any data included therein.

Further, the Index Publisher does not:

• Recommend that any person invest in the Commodities Strategy Fund or any other securities;

• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Commodities Strategy Fund, including calculation of NAV;

• Have any responsibility or liability for the administration, management or marketing of the Commodities Strategy Fund;

• Consider the needs of the Commodities Strategy Fund or the investors in the Commodities Strategy Fund in determining, composing or calculating the indexes or has any obligation to do so;

• Will have any liability in connection with the Commodities Strategy Fund or for any errors, omissions or interruptions in connection with the indexes or the related data;

• Will be liable for any lost profits or indirect punitive, special or consequential damages or losses, even if such Index Publisher knows that they might occur.

More information about the Index Publisher is located in the SAI.

86 | PROSPECTUS

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2015. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You also may review and copy documents at the SEC’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by emailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds’ investments is available in the Annual and Semi-Annual Reports. Also, in the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or 301.296.5100, visiting the Guggenheim Investments website at www.guggenheiminvestments.com, or writing to Rydex Series Funds at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or Guggenheim Investments. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust’s U.S. Securities and Exchange Commission registration number is 811-07584.

PROSPECTUS | 87

805 King Farm Boulevard, Suite 600
Rockville, MD 20850
800.820.0888
guggenheiminvestments.com

88 | PROSPECTUS

Mutual Funds	|	Commodities	|	5.1.2015

Guggenheim Funds Prospectus
Class H

Ticker Symbol	Fund Name
RYMBX	Commodities Strategy Fund

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

RALTH-1-0515x0516	guggenheiminvestments.com

FUND SUMMARY
(Includes Investment Objective; Fees and Expenses; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries)

Commodities Fund
Commodities Strategy Fund	1
More Information About the Trust and the Fund	9
More Information About the Underlying Index	21
Management of the Fund	21
Shareholder Information	24
Buying, Selling and Exchanging Fund Shares	25
Buying Fund Shares	26
Selling Fund Shares	30
Exchanging Fund Shares	32
Account Policies	33
Distribution and Shareholder Services	36
Dividends and Distributions	38
Additional Tax Information	37
Financial Highlights	40
Index Publisher Information	42
Additional Information	43

i | PROSPECTUS

COMMODITIES STRATEGY FUND

INVESTMENT OBJECTIVE
The Commodities Strategy Fund (the “Fund”) seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCITM Commodity Index (the “underlying index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Class H shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	0.83%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.57%
Other Expenses of the Fund	0.52%
Other Expenses of the Subsidiary	0.05%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses*	1.68%
Fee Waiver**	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver*	1.60%

*
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

**
The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$163	$505	$871	$1,900

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was

PROSPECTUS | 1

238% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks exposure to the performance of the commodities markets. The Fund will seek to gain exposure to the underlying index, a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities, by investing in exchange-traded products, including investment companies and commodity pools, that provide exposure to the commodities markets and in commodity-linked derivative instruments, which primarily consist of swap agreements, commodity options, and futures and options on futures. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the “1940 Act”) or to meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant. To the extent the underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. It is anticipated that the Fund’s investment exposure will tend to be heavily weighted toward oil and other energy-related commodities. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.

Under certain circumstances the Fund may invest a substantial portion of its assets in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for liquidity management purposes, including in order to increase yield on liquid investments used to collateralize derivatives positions. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) as measured at the end of every quarter of the Fund's taxable year. The Subsidiary is advised by the Advisor, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodities markets.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests, to a significant extent, in companies or commodity-linked derivatives concentrated in the same economic sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

2 | PROSPECTUS

ACTIVE TRADING RISK—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in these securities generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

CLO RISK— Through its investments in other investment companies, the Fund may have exposure to CLOs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests.

COMMODITY-LINKED DERIVATIVES INVESTMENT RISK—The Fund may invest directly and indirectly in commodity-linked derivative instruments. The value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder’s interest in the Fund.

COUNTERPARTY CREDIT RISK—The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

CREDIT RISK—The Fund could lose money if the issuer or guarantor of a debt instrument in which it invests or a counterparty to a derivatives transaction or other transaction becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The issuer of a debt instrument, such as a bond, could also suffer a decrease in quality rating, which may affect the volatility of the price and liquidity of the bond.

DERIVATIVES RISK—The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Certain risks are specific to the derivatives in which the Fund invests.

PROSPECTUS | 3

SWAP AGREEMENTS RISK—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.

OPTIONS RISK—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

EARLY CLOSING RISK—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund’s exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.

INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK—The Fund invests, to a significant extent, in commodities or commodity-linked derivatives concentrated in the same economic sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund’s investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies also may fluctuate widely in response to such events.

INTEREST RATE RISK—The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

4 | PROSPECTUS

Fixed income securities with longer durations are subject to greater volatility than those with shorter durations. Thus, if interest rates rise sharply, the value of the Fund’s fixed income investments and share price could decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

INVESTMENT IN INVESTMENT VEHICLES RISK—Investing in other investment vehicles, including, exchange-traded funds, closed-end funds, affiliated short-term fixed-income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment vehicles. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying investment vehicles.

INVESTMENTS IN LOANS RISK—Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

INVESTMENT IN THE SUBSIDIARY RISK—The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary’s investments, which in turn will be exposed primarily to the risks of investing in the commodities markets.  The Fund also will incur its pro rata share of the expenses of the Subsidiary.  In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK—Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive.  These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.

LEVERAGING RISK— The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivatives or other financial instrument and, thus, in the value the Fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

LIQUIDITY RISK—In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. While the Fund intends to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a “limit move,” it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK—The market value of the securities and derivatives held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Fund in a different country or geographic region.

NON-DIVERSIFICATION RISK—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PROSPECTUS | 5

OTC TRADING RISK—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.

PORTFOLIO TURNOVER RISK—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

PREPAYMENT RISK—The Fund’s investments in or exposure to fixed income investments subjects the Fund to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

REPURCHASE AGREEMENT RISK—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

TAX RISK— To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. The Fund has received a private letter ruling from the Internal Revenue Service that the income attributable to its investment in the Subsidiary will be qualifying income. The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a regulated investment company. The Fund has also received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Internal Revenue Service has currently suspended the issuance of private letter rulings similar to the rulings received by the Fund. While the Fund is still permitted to rely on its private letter rulings, there is no guarantee that the Internal Revenue Service will not revoke its position as articulated in the private letter rulings in the future. Such action could adversely affect the Fund's ability to achieve its investment objective. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

TEMPORARY DEFENSIVE INVESTMENT RISK— The Advisor generally does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.

TRACKING ERROR RISK—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.

6 | PROSPECTUS

TRADING HALT RISK—If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling Guggenheim Investments Client Services at 800.820.0888.

Highest Quarter Return		Lowest Quarter Return
Q2 2008	27.67%	Q4 2008	-47.60%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2014 )

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class H	Past 1 Year	Past 5 Years	Since Inception (5/25/2005)
Return Before Taxes	-33.85%	-8.55%	-8.07%
Return After Taxes on Distributions	-33.85%	-8.92%	-8.46%
Return After Taxes on Distributions and Sale of Fund Shares	-19.16%	-6.24%	-5.58%
S&P GSCITM Commodity Index (reflects no deduction for fees, expenses or taxes)	-33.05%	-6.55%	-5.84%

PROSPECTUS | 7

MANAGEMENT
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum , CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party ( e.g. , a brokerage account) are typically:

•	$1,000 for retirement accounts

•	$2,500 for all other accounts
Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.

Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).

Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).

The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.

TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

8 | PROSPECTUS

MORE INFORMATION ABOUT THE TRUST AND THE FUND

Rydex Series Funds (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds, that are grouped into several categories according to each fund’s investment strategy. This Prospectus describes the Class H shares of the Fund.

The acquisition of shares of the Trust’s funds by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, however, has been granted an exemptive order by the U.S. Securities and Exchange Commission (the "SEC") that permits registered investment companies to invest in the Trust’s funds beyond those limitations subject to conditions set forth in the exemptive order. The Fund, however, is not currently eligible for investment in excess of the Section 12(d)(1) limitations in reliance on the Trust's exemptive order. Accordingly, registered investment companies that would like to invest in the Fund must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

INVESTMENT OBJECTIVE
The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund may change its underlying index without shareholder approval. The Advisor, however, will attempt to provide shareholders with 30 days’ prior notice of any such change.

If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund’s underlying index. When the value of the Fund’s underlying index declines, the value of the Fund’s shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.
With respect to the Fund’s investment in the Subsidiary, please refer to “Investment Policies, Techniques, and Risk Factors” in the Fund’s Statement of Additional Information (the “SAI”) for more information about the operation and management of the Subsidiary.
PRINCIPAL INVESTMENT STRATEGIES
While the Fund seeks to target return characteristics similar to those achieved by certain hedge fund strategies, the Fund is a registered investment company and, thus, is subject to the comprehensive regulatory scheme of the 1940 Act and other federal securities laws. As a result, the Fund is not permitted to engage in certain investment activities to the same extent as hedge funds, such as borrowing and leverage and, therefore, may seek to achieve its investment objective through the use of investment techniques that differ from those employed by hedge funds.

The Advisor develops and implements structured investment strategies designed to achieve the Fund’s investment objective. The Advisor uses quantitative methods to construct a portfolio for the Fund. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund’s investment universe in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

In managing the Fund, the Advisor uses a “passive” investment strategy to manage the Fund’s portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor’s primary objective for the Fund is to correlate, as closely as possible, with the performance of the Fund’s underlying index. The Advisor uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to its underlying index. The Advisor monitors the Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

Investment in the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund and subject to the limits on leverage imposed by the 1940 Act. For more information about applicable federal tax requirements, please see “Additional Tax Information.”
It is expected that the Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and

PROSPECTUS | 9

other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary is considered to be a commodity pool and therefore, subject to regulation under the Commodity Exchange Act. The Commodity Futures Trading Commission (“CFTC”), however, has not passed upon the merits on an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of this Prospectus.

The Advisor will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Fund’s investment in the Subsidiary will vary based on the Advisor’s use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary.

To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same segregation and asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Fund) and will follow the same compliance policies and procedures as the Fund. The Subsidiary is managed by the Advisor and is overseen by its own board of directors. However, because the Fund is the sole shareholder in the Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities.

For more information about the operation and management of the Subsidiary, please see “Investment Policies, Techniques, and Risk Factors” in the Fund’s SAI.

PRINCIPAL INVESTMENT RISKS
The following section provides additional information regarding the principal risks summarized under “Principal Risks” in the Fund Summary.

ACTIVE TRADING RISK—The Advisor expects a significant portion of the Fund’s assets to come from investors who take part in certain strategic and tactical asset allocation programs that involve frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Fund’s portfolio turnover, which correspondingly may increase the transaction expenses borne by the Fund, including brokerage commissions or dealer mark-ups/markdowns and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance. In addition, large movements of assets into and out of the Fund may have a negative impact on its ability to achieve its investment objective or its desired level of operating expenses. The risks associated with frequent trading activity and high portfolio turnover will have a negative impact on longer-term investments.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK—The Fund may invest in asset-backed securities, including mortgage-backed securities and structured investment vehicles (“SIVs”), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. As an investor, the Fund will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to mortgage-backed securities, makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, principally automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables may back asset-backed securities in which the Fund may invest. The Fund may invest in or have exposure to these and other types of asset-backed securities that may be developed in the future. The pool provides the interest and principal payments to investors. Asset-backed securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities. Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

10 | PROSPECTUS

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations—familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.”

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks.

CLO RISK—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. However an active dealer market may exist for CLOs allowing a CLO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers.

COMMODITY-LINKED DERIVATIVES INVESTMENT RISK—The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund’s investments in commodity-linked derivatives are subject to a substantial risk of loss. When the Fund purchases or sells a commodity futures contract, sells a commodity option or engages in off-exchange foreign currency trading, it may sustain a total loss of the initial margin or other monies posted by the Fund to establish or maintain its position. If the market moves against the Fund’s position, it may be required to post additional monies to maintain its position, which also are subject to total loss. If the Fund chooses not to post additional monies to maintain a position, it may be forced to liquidate the position at a loss. The Fund’s investment in commodity-related investment products may lead to substantial losses, which can significantly and adversely affect the net asset value (“NAV”) of the Fund and, consequently, a shareholder’s interest in the Fund.

INDEX-LINKED AND COMMODITY-LINKED “STRUCTURED” SECURITIES—The Fund invests in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are “commodity-linked” or “index-linked” securities. They are sometimes referred to as “structured securities” because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than

PROSPECTUS | 11

it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.
COUNTERPARTY CREDIT RISK—The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties which may increase the Fund’s exposure to counterparty credit risk. The Advisor considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Advisor regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with. Swap agreements also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

To the extent the Fund’s financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT RISK—It is possible that some issuers of fixed-income securities will not make payments on debt securities and derivatives held by the Fund or there could be defaults on repurchase agreements held by the Fund. This risk may be especially acute with respect to high yield securities (i.e., “junk bonds”). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for the Fund to sell. Any applicable limitation on the credit quality of a security in which the Fund may invest is applied at the time the Fund purchases the security.

Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings. Investment grade securities are fixed-income securities that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by the Advisor to be of comparable quality. Investment grade securities are designated BBB, A, AA or AAA by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc. and Dominion Bond Rating Service Ltd., and Baa, A, Aa or Aaa by Moody’s Investors Service, or have been determined by the Advisor to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Advisor’s credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and market conditions, and global market conditions.

The bank loans and corporate debt securities in which the Fund may invest are generally rated lower than investment grade credit quality, e.g., rated lower than “Baa” by Moody’s Investors Service (“Moody’s”) or “BBB” by Standard & Poor’s Corporation (“S&P”), or have been issued by issuers who have issued other debt securities which, if rated, would be rated lower than investment grade credit quality. Bridge loans in which the Fund may invest are generally unrated although the borrowers and their loans typically would be rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Advisor and not on rating agency evaluations. This analysis may be difficult to perform. Information about a syndicated bank loan and its issuer generally

12 | PROSPECTUS

is not available in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws and generally little public information exists about these companies. Generally, however, issuers are required to provide financial information to lenders, and information may be available from other loan participants or agents that originate or administer syndicated bank loans.

DERIVATIVES RISK—The Fund may invest a percentage of its assets in derivatives, such as swaps, futures contacts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the Fund’s portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses. Certain risks are specific to the types of derivatives in which the Fund invests.

As an investment company registered with the SEC, the Fund must segregate liquid assets or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales.  In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value.

The Fund may enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net  amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid.

The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).  In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.  In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).  Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.  However, such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By segregating or “earmarking” assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments.  The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Historically, advisers to registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, and swaps) have been able to claim an exclusion pursuant to CFTC Regulation 4.5. from the commodity pool operator (“CPO”) registration requirement prescribed by the Commodity Exchange Act (“CEA”).  In February 2012, the CFTC adopted substantial amendments to that regulation.  As a result of the amendments, a fund must either operate within certain trading and marketing limitations with respect to the fund’s use of financial instruments subject to regulation by the CFTC, or the fund’s investment adviser

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must register with the CFTC as a CPO subjecting the investment adviser and the fund to regulation by the CFTC.  Under the amended rules, an investment adviser of a fund may claim an exclusion from registration as a CPO only if the fund it advises uses futures contracts, options on such futures, commodity options, and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts and complies with certain marketing restrictions.

The Advisor is not eligible to claim the exclusion from registration with respect to the Fund and its Subsidiary. As a result, the Advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary, which are considered commodity pools under the CEA.  On August 13, 2013, the CFTC issued the final harmonization rule release specifying the disclosure, reporting and recordkeeping requirements that apply to the Advisor, the Fund and the Subsidiary.  Compliance with the CFTC’s new disclosure, reporting and recordkeeping requirements could increase Fund and Subsidiary expenses.  The Fund and the Subsidiary also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with certain of these requirements may adversely affect the Fund’s and the Subsidiary’s ability to obtain exposure to certain investments and the commodities markets generally.

The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Fund, and may issue new guidance.  It is not clear whether or when such new guidance will be published or what the content of such guidance may be.   The regulation of commodity and derivative transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.  The effect of any future regulatory change on the Fund and the Subsidiary is impossible to predict, but could be substantial and adverse to the Fund and the Subsidiary.

SWAP AGREEMENTS RISK—Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including but not limited to total return swaps, index swaps, interest rate swaps and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

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OPTIONS CONTRACTS RISK—The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.

Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.

HYBRID SECURITIES—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

EARLY CLOSING RISK—The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline or fluctuate dramatically from day to day due to volatility in the equity market. Such volatility could cause equity securities and equity-based derivatives to underperform other segments of the market as a whole. The equity market is volatile and can experience increased volatility for a variety of reasons, including as a result of general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure. Equity securities generally have greater price volatility than fixed income securities.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. Successful investment high yield securities and unrated securities of similar quality involves greater investment risk and is highly dependent on the Advisor’s credit analysis. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods

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of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK —The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Energy sector concentration risk is the risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund’s investments are concentrated in issuers conducting business in the energy sector and energy sector commodities, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energ y conservation, the success of exploration projects, and tax and other governmental regulatory policies.

INTEREST RATE RISK—Investments in fixed-income securities and financial instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows. Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

CHANGING FIXED INCOME MARKET CONDITIONS—Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

INVESTMENT IN INVESTMENT VEHICLES RISK—The Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost-efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. While the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In

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addition, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.

CLOSED-END FUND RISK —The Fund may invest in shares of closed-end funds in pursuit of its investment objective. Unlike conventional mutual funds which continually offer new shares for sale to the investing public, closed-end funds are exchange-traded and issue only a limited number of shares of stock. As such, closed-end funds may trade at a discount to their net asset value. In addition, closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.  Closed-end funds also may employ leverage to a greater extent than mutual funds.

EXCHANGE-TRADED FUND (ETF) RISK—The Fund may invest in shares of ETFs in pursuit of its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. The Fund also may invest in other types of exchange-traded investment products such as commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT IN LOANS RISK—Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. The Fund may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Fund.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the

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borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

The Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

The Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

INVESTMENT IN THE SUBSIDIARY RISK—The Fund may invest in the Subsidiary. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary’s portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK—The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of derivatives, including futures contracts, options and swap agreements, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in the securities underlying the Fund’s derivatives investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.
LEVERAGING RISK —The Fund achieves leveraged exposure to its underlying index through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales.

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The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses. The value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund’s investment strategies involve the use of leverage. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK—In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see “Calculating Net Asset Value.”

MARKET RISK—Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in greater liquidity risk. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. These market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

NON-DIVERSIFICATION RISK—To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK—Certain of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivatives transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK— The Fund is not actively managed and may be affected by a general decline in market segments relating to its underlying index. The Fund invests in securities included in, or representative of, its underlying index, regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining or rising markets, as applicable. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.

PORTFOLIO TURNOVER RISK—The Fund’s strategies may involve the frequent purchase and sale of portfolio securities. Such frequent and active trading may lead to significantly higher transaction costs for the Fund because of increased broker commissions associated with such transactions. The Fund calculates portfolio turnover without including the short term cash instruments or derivatives transactions that comprise the majority of the Fund's trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher. Portfolio turnover may cause the Fund’s performance to be less than you expect.

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PREPAYMENT RISK—The issuers of securities held by the Fund or investment companies in which the Fund invests may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

REPURCHASE AGREEMENT RISK—The Fund will enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund will enter into repurchase agreements only with counterparties that the Advisor believes present acceptable credit risks, and the collateral securing the repurchase agreements generally will be limited to U.S. government securities and cash. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before the Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period.

TAX RISK —In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Fund must derive at least 90% of its gross income each taxable year from sources generating qualifying income, which is described in more detail in the SAI. Income derived from direct and certain indirect investments in commodities is not qualifying income.

The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the Internal Revenue Service that concludes that income from the Fund’s investment in the Subsidiary will constitute qualifying income. The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of the private letter ruling.

The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. The Advisor intends to conduct the Fund’s investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling.

The status of income derived from certain commodity-linked derivative instruments was addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments will not be considered qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings regarding the investment by registered investment companies in controlled foreign corporations and in commodities-linked derivative instruments. The Internal Revenue Service has indicated that it is reconsidering the position articulated in such private

20 | PROSPECTUS

letter rulings. Nevertheless, the Fund is permitted to rely on the conclusion reached in a private letter ruling issued to it until such time as the Internal Revenue Service revokes such ruling. Please see “Dividends, Distributions and Additional Tax Information” for more information.

TEMPORARY DEFENSIVE INVESTMENT RISK—The Fund may be affected by a general decline in market specific market segments or the market as a whole. The Fund invests in securities included in a specific market segment, such as the commodity and financial futures markets, in an effort to achieve its investment objective and regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining markets. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.

TRACKING ERROR RISK—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.

TRADING HALT RISK—The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

MORE INFORMATION ABOUT THE UNDERLYING INDEX

The Fund s eeks to provide investment results that correlate to the performance of the S&P GSCITM Commodity Index. The S&P GSCITM Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The S&P GSCITM Commodity Index is significantly different than the return from buying physical commodities. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR
The Advisor, Security Investors, LLC, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor is a registered investment adviser and a registered commodity pool operator. The Advisor has served as the investment adviser of the Fund since its inception.
The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund’s investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2014 based on the average daily net assets of the Fund, as set forth below:

PROSPECTUS | 21

FUND	ADVISORY FEE
COMMODITIES STRATEGY FUND	0.75%

The Fund invests in the Subsidiary. The Subsidiary has entered into a separate advisory agreement with the Advisor for the management of its portfolio pursuant to which the Subsidiary pays the Advisor a management fee at the same rate that the Fund pays the Advisor for services provided to the Fund. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary as discussed in more detail under “Management of the Subsidiary” below.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor’s parent company, Guggenheim Capital, LLC and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board’s approval of the Fund's investment advisory agreement in June 2014 is available in the Fund's June 2014 Semi-Annual Report to Shareholders, which covers the period January 1, 2014 to June 30, 2014. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement in May 2015 will be available in the Fund's June 2015 Semi-Annual Report to Shareholders, which covers the period January 1, 2015 to June 30, 2015.
MANAGEMENT OF THE SUBSIDIARY
As with the Fund, the Advisor is responsible for the selection of the Subsidiary’s investments and the administration of the Subsidiary’s investment program pursuant to a separate investment advisory agreement between the Advisor and the Subsidiary. Under the advisory agreement, the Advisor provides the Subsidiary with the same type of management subject to the same terms as are provided to the Fund. The Subsidiary also has entered into separate contracts for the provision of custody, transfer agency and administrative, and audit services with the same service providers that provide those services to the Fund.

The Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary’s portfolio, as follows:

SUBSIDIARY	ADVISORY FEE
COMMODITIES STRATEGY CFC	0.75%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund’s Board of Trustees. The rate of the management fee paid directly or indirectly by the Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and the Subsidiary, and may not increase without the prior approval of the Board of Trustees and a majority of the Fund’s shareholders. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and administrative, and audit services that it receives which are specific to the Subsidiary and not duplicative of services provided to the Fund. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. Please see the SAI for more information about the organization and management of the Subsidiary.

PORTFOLIO MANAGEMENT
The Fund is managed by a team of investment professionals. On a day-to-day basis, Messrs. Michael P. Byrum and Ryan Harder are jointly and primarily responsible for the day-to-day management of the Fund. Biographical information for each of the portfolio managers is listed below.
Michael P. Byrum , CFA, Senior Vice President—Mr. Byrum has ultimate responsibility for the management of the Fund. In addition to generally overseeing all aspects of the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Mr. Harder. He has been associated

22 | PROSPECTUS

with the Advisor since it was founded in 1993. During this time, he has played a key role in the development of the firm’s investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100 ® , Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 ® Strategy and Inverse NASDAQ-100 ® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.
Ryan A. Harder , CFA, Portfolio Manager—Mr. Harder is involved in the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

PROSPECTUS | 23

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE
The price at which you buy, sell and exchange shares is the net asset value per share, which also is known as NAV.

The Fund calculates its NAV by:
• Taking the current market value of its total assets
• Subtracting any liabilities
• Dividing that amount by the total number of shares owned by shareholders

The Fund calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Fund will calculate its NAV as of the earlier closing time. For more information, please call 800.820.0888 or visit the Guggenheim Investments website - www.guggenheiminvestments.com.

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

Securities traded on a domestic securities exchange (including ETF shares) are usually valued at the last sale price on that exchange on the day valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used.

Debt securities with a remaining maturity greater than 60 days will usually be valued based on independent pricing services. Commercial paper and discount notes with a remaining maturity of 60 days or less may be valued at amortized cost.

With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which the Fund may invest, the Fund generally values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.

Total return index swaps will be valued based on the current index value as of the close of regular trading on the NYSE and credit default swaps generally will be valued at the price at which orders are being filled at the close of regular trading on the NYSE. Options contracts will be valued at the option’s last sale price on the exchange on which they are traded and futures contracts will be valued based on the first tick after the close of regular trading on the NYSE. Options on futures contracts and futures contracts traded on the CBOT or A/C/E or other recognized exchange shall be valued at the last trade price prior to the close of regular trading on the NYSE.

For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares.

The Advisor will regularly value the Fund's investments in structured notes, if any, in accordance with the terms of its agreement at the value of the underlying index or reference asset as of the close of regular trading on the NYSE.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of the Subsidiary’s shares will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

More information about the valuation of the Fund's holdings can be found in the SAI.

24 | PROSPECTUS

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES
Other Expenses—The Fund's “Other Expenses of the Subsidiary” includes the transfer agent fees, custodial fees, and accounting and legal expenses that the Subsidiary pays.
BUYING, SELLING AND EXCHANGING FUND SHARES

Class H shares are offered directly through the Fund’s transfer agent, Rydex Fund Services, LLC, and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT
You will need to open a Guggenheim Investments shareholder account to make share transactions – buy, sell or exchange shares of the Fund directly with Guggenheim Investments. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You also may visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

•	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.

•	Attach a copy of the trust document when establishing a trust account.

•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this supporting documentation may result in a delay in processing your application.

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

•	Be sure to sign the application.

•
If you open an account directly with Guggenheim Investments you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

•	Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. On any day that the NYSE closes early – or as otherwise permitted by the SEC – the Fund reserves the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent. The

PROSPECTUS | 25

NYSE holiday schedule is included in the SAI and Guggenheim Investments will post advance notice of early NYSE and Bond Market closings at www.guggenheiminvestments.com.

TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Fund’s transfer agent, Rydex Fund Services, LLC, the Fund's distributor, Guggenheim Funds Distributors, LLC (the “Distributor”), or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day’s trading activity to the Advisor. Any purchase transaction that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the transaction and receives correct payment by check, wire transfer or ACH.

METHOD	CUT-OFF TIME
By Mail	3:30 P.M., Eastern Time
By Phone	3:30 P.M., Eastern Time
By Internet	3:55 P.M., Eastern Time
By Financial Intermediary	Market Close*

*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary, which may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Not all financial intermediaries are authorized to sell shares of the Fund. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

BUYING FUND SHARES

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within three business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Fund’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. For information regarding the minimum initial investment amount applicable to purchases of Class H shares of the Fund, please see the Fund’s summary section earlier in this Prospectus. Directors and officers of the Fund and other mutual funds managed by the Advisor or one or more of its affiliates, and directors, officers and employees of Guggenheim Partners, LLC and its affiliates are eligible to purchase Class H shares of the Fund without meeting the minimum initial investment amount for accounts held directly at Guggenheim Investments.

The Fund is generally required to report cost basis, gain or loss, and holding period information to you and the Internal Revenue Service when "covered shares" are redeemed. Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us to use another method. Under the average cost method, the basis per share is reported as an average of the bases of your Fund shares in the account. For these purposes, covered shares and non-covered shares are treated as held in separate accounts. If you wish to choose another default cost basis method for your account, you may select from among FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-

26 | PROSPECTUS

first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the Internal Revenue Service.

Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information, please see “Cost Basis.”

For additional discussion of the average cost method, see “Redemption Procedures.”

PURCHASE PROCEDURES
The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH to the Fund for accounts opened directly. The Fund does not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. The refund of a cancelled purchase will be mailed to you after the 10-day hold has expired for purchases made by check and ACH.

Guggenheim Investments does not accept purchase orders from non-resident U.S. citizens or non-resident aliens.

Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases
BY CHECK (MAIL) IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request an IRA kit or New Account application.
Complete the account application that corresponds to the type of account you are opening.
• Make sure to designate the Fund(s) you want to purchase.
• Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:
• Your name
• Your shareholder account number
• The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
Include the name of the Fund(s) you want to purchase on your check.
If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636

PROSPECTUS | 27

	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services Phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.

Contact Guggenheim Investments Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

• Make sure to designate the Fund(s) you want to purchase.
• Make sure your investment meets the account minimum.
Be sure to designate your wire instructions to the Fund(s) you want to purchase.
To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

• Account Number
• Fund Name
• Amount of Wire
• Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.

28 | PROSPECTUS

BY ACH (FAX/MAIL) Guggenheim Investments Client Services Fax number: 301.296.5103	Initial Purchase	Subsequent Purchases
Submit a new account application. Be sure to complete the “Electronic Investing via ACH” section. If you are establishing an Individual, Joint, or UGMA/UTMA account, you may fax the application to Guggenheim Investments. All other applications should be mailed.

• Make sure to designate the Fund(s) you want to purchase.
• Make sure your investment meets the account minimum.

Subsequent purchases made via ACH must be a minimum of $20.  A maximum of $50,000 is allowed to be purchased via ACH per day. To make a subsequent purchase send written purchase instructions that include:

• Your name
• Your shareholder account number
• The Fund(s) you want to purchase
• ACH bank information (if not on record).

Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn:Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636
BY ACH (PHONE) Guggenheim Investments Client Services Phone number: 800.820.0888 or 301.296.5100
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instruction on file, you may submit your purchase request by contacting Guggenheim Investments Client Services at 800.820.0888.

BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee form from the www.guggenheiminvestments.com website, and follow the instructions for adding bank instructions.

CANCELLED PURCHASE ORDERS
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:
• if your bank does not honor your check for any reason
• if the transfer agent (Rydex Fund Services, LLC) does not receive your wire transfer
• if the transfer agent (Rydex Fund Services, LLC) does not receive your ACH transfer
• if your bank does not honor your ACH transfer
If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund's NAV decreases in value from the time of your order to the time of its cancellation, the Fund will hold you liable for any losses that it incurs as a result of your cancelled order.

PROSPECTUS | 29

SELLING FUND SHARES

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Fund, you may send redemption orders to Guggenheim Investments by:

MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, you may submit your redemption request via mail or telephone using the mailing addresses and telephone numbers provided above.

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee form from the www.guggenheiminvestments.com website, and follow the instructions for adding bank instructions.

A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	your name

•	your shareholder account number

•	Fund name(s)

•	dollar amount or number of shares you would like to sell

•	whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee)

•	signature of account owner(s) (not required for telephone redemptions)

30 | PROSPECTUS

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

If shareholders choose not to use the default cost basis method of average cost for an account, such shareholders must choose a cost basis method from among FIFO, LIFO or HIFO with respect to the account. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used.

Unless requested otherwise at the time of the transaction, the Fund will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares, followed by covered shares using the method in effect for the account.

Fund shareholders should consult their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information see “Cost Basis.”

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account (IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

Distributions from 403(b) accounts may require employer or plan administrator approval.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for 10 business days before a payment of redemption proceeds may be made.

All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the U.S. Government Money Market Fund as of the date of the redemption (shares of the U.S. Government Money Market Fund are offered in a separate prospectus). If you are setting up new alternate payee instructions (check) or new bank instructions (ACH or wire) the request must be in writing, include a Medallion signature guarantee, and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

MEDALLION SIGNATURE GUARANTEES
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to the Fund.

UNCASHED CHECK POLICY
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.

For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus). The account also will have the distribution payout option adjusted

PROSPECTUS | 31

so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.

For partial redemption checks, the proceeds will be deposited into shares of the U.S. Government Money Market Fund (as noted above, shares of the U.S. Government Money Market Fund are offered in a separate prospectus).

Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

For checks returned in the mail, the Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.

LOW BALANCE ACCOUNTS
To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum account balance. However, the Fund will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES

An exchange is when you sell shares of one fund and use the proceeds from that sale to purchase shares of another fund. Investors may make exchanges on any Business Day of Class H shares of any Rydex Series Fund or Rydex Dynamic Fund for Advisor shares, Investor shares, or Class H shares of any other Rydex Series Fund or Rydex Dynamic Fund, as applicable, on the basis of the respective NAVs of the shares involved. Investors also may make exchanges on any Business Day of Advisor shares, Investor shares or Class H shares of any Rydex Series Fund or Rydex Dynamic Fund for shares of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus).

The Guggenheim Investments family of funds currently includes all closed- and open-end funds (including all of their portfolios) advised by the Advisor, including each series of Rydex Series Funds and Rydex Dynamic Funds and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor (collectively, the "Guggenheim Funds"). For more information about the Fund’s exchange privileges with other Guggenheim Funds, please contact Guggenheim Investments Client Services at 800.020.0888 or 301.296.5100 or visit the Guggenheim Investments website at www.guggenheiminvestments.com. Exchanges of Fund shares for shares of another Guggenheim Fund will be subject to the purchaser eligibility requirements of the applicable share class of that Guggenheim Fund, which may include initial investment amount and account balance requirements, as disclosed in that Guggenheim Fund's prospectus.

Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Guggenheim Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund’s transfer agent or your financial intermediary prior to the cut-off time of the Guggenheim Fund you are exchanging out of or the Guggenheim Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.

While the Fund allows unlimited exchange privileges, certain Guggenheim Funds do not allow unlimited trading. If you are contemplating an exchange for shares of a Guggenheim Fund not offered in this Prospectus, you should obtain and review that Guggenheim Fund's current prospectus before making the exchange. You can obtain a prospectus for any Guggenheim Fund by calling 800.820.0888 or 301.296.5100 or visiting the Guggenheim Investments website at www.guggenheiminvestments.com.

The exchange privilege may be modified or discontinued at any time.

32 | PROSPECTUS

EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Fund you may send exchange requests to Guggenheim Investments by:

MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments website - Visit www.TradeRydex.com.

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	your name

•	your shareholder account number

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

•	dollar amount, number of shares or percentage of Fund position involved in the exchange

•	signature of account owner(s) (not required for telephone or internet exchanges)
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

DOLLAR-COST AVERAGING
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles. Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.

Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing.  If the date selected falls on a weekend or holiday, your request will be processed on the previous business day.

The Advisor will make exchanges until the shareholder’s value in the Fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt

PROSPECTUS | 33

to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund also may place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you will bear any risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We will not open a new account for non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Guggenheim Investments website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of website users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its transfer agent are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.

STATEMENTS & CONFIRMATIONS
You will receive statements and trade confirmations of your investment transactions. You may choose to receive your confirmations and/or statements either by mail or electronically (see “eDelivery Services” below).

eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments website at www.guggenheiminvestments.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

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HOUSEHOLDING
Householding is an option that may be available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

GUGGENHEIM INVESTMENTS EXPRESS LINE – 1.800.717.7776
You may access information about the Fund and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to fund information including NAVs, daily factors, fund assets (fund assets information is available for most funds) and distributions as well as balance and history information on your Guggenheim Investments account.

SERVICE AND OTHER FEES
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Fund’s transfer agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000

•	$50 on checks returned for insufficient funds

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date

•	$15 for standard overnight packages (fee may be higher for special delivery options)

•	$25 for bounced draft checks or ACH transactions

•	$15 per year for low balance accounts

•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), SIMPLE, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), SIMPLE and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged. Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.

For additional information on fees for employee accounts please refer to the SAI.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Because the Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund’s Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Fund come from investors who

PROSPECTUS | 35

take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund’s ability to achieve its investment objective.

RIGHTS RESERVED BY THE FUND
The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class H shares that allows the Fund to pay distribution fees to the Distributor and other Service Providers that provide distribution-related services at an annual rate not to exceed 0.25% of average daily net assets. The Fund also has adopted a Shareholder Services Plan that allows the Fund to pay Service Providers providing shareholder services a shareholder services fee at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. Such compensation, commonly referred to as “revenue sharing,” does not increase Fund expenses and is not reflected in the fees and expenses listed in the Fund's expense table in this Prospectus. Compensation may be in the form of cash payments or non-cash compensation and may include ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, one-time payments for ancillary services, such as setting up the Fund on a financial intermediary’s fund trading system, and finder’s fees that vary depending on the Fund or share class and the dollar amount of shares sold. Cash and non-cash compensation may be paid, at the discretion of the Advisor, to certain financial intermediaries who have sold shares of the Fund, promoted the distribution of the Fund, or rendered investor services to Fund shareholders. For example, such payments may be made to financial intermediaries that provide services to the Fund and/or Fund shareholders, including, without limitation, shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the financial intermediaries.

Payments also may be paid to financial intermediaries for providing the Fund with access to third-party platforms, including mutual fund “supermarket” platforms, and for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the financial intermediary provides services to fund shareholders. The Advisor also may pay expenses associated with meetings that facilitate educating financial intermediaries and shareholders about the Fund that are conducted by financial intermediaries. To the extent permitted by applicable law, the Advisor and its affiliates may pay or allow other incentives and compensation to financial intermediaries. Such payments and compensation are in addition to any applicable sales charges, Rule 12b-1 distribution fees, and service fees paid by the Fund. The level of payments made to financial intermediaries will generally vary, but may be significant. The Advisor determines the extent of such payments in its sole discretion in response to requests from financial intermediaries, based on factors it deems relevant, such as the financial intermediary’s sales, assets, share class utilized, and the quality of the financial intermediary’s relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.

36 | PROSPECTUS

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund’s record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUND
The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies for treatment as a regulated investment company, the Fund pays no federal income tax on the earnings it timely distributes to shareholders.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“qualifying income”). The status of income derived from swap agreements and other commodity-linked derivative instruments for purposes of this test was addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps will not be considered qualifying income. Accordingly, the Fund currently restricts its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10% of its gross income.

Moreover, certain ETNs, ETFs, and underlying funds may produce income that is not qualifying income for purposes of the 90% test described above. The Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.

The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. The Advisor intends to conduct the Fund’s investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling. See “Dividends, Distributions and Taxes - Special Tax Considerations” in the SAI.

In addition, the Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code.

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The Fund has received a private letter ruling from the Internal Revenue Service that concludes that income from the Fund’s investment in the Subsidiary will constitute qualifying income. The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of its private letter ruling. See “Dividends, Distributions and Taxes – Tax Implications of the Investment in the Subsidiaries” in the SAI.

In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings regarding the investment by registered investment companies in controlled foreign corporations and in commodities-linked derivative instruments. The Internal Revenue Service has indicated that it is reconsidering the position articulated in such private letter rulings. Nevertheless, the Fund is permitted to rely on the conclusion reached in the private letter rulings issued to the Fund until such time the Internal Revenue Service revokes such rulings.

If the Fund fails to satisfy the qualifying income in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  If the Fund fails to qualify as a regulated investment company for any year and these relief provisions are not available, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. If the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

TAX STATUS OF DISTRIBUTIONS

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains.

•	The income dividends you receive from the Fund will be taxed as either ordinary income or qualified dividend income.

•
For noncorporate shareholders, dividends that are reported as qualified dividend income, if any, are generally taxable at reduced maximum rates to the extent that the Fund receives qualified dividend income and subject to certain limitations. The Fund's investment strategies may significantly limit its ability to distribute dividends eligible for treatment as qualified dividend income.

•
Distributions of the Fund’s short-term capital gains are taxable as ordinary income. Long-term capital gains will result from gains on the sale or exchange of capital assets held by the Fund for more than one year. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable to noncorporate shareholders at reduced maximum rates.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•
Corporate shareholders may be entitled to a dividends-received deduction for any portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may significantly limit their ability to distribute dividends eligible for the dividends-received deduction.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	Shortly after the close of each calendar year, the Fund will inform you of the amount of your ordinary income dividends and net capital gain distributions received from the Fund.

•
If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

38 | PROSPECTUS

•
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

TAX STATUS OF SHARE TRANSACTIONS
Each sale, exchange, or redemption of Fund shares will generally be a taxable event to you. For tax purposes, an exchange of Fund shares for shares of a different fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.

MEDICARE CONTRIBUTION TAX
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

STATE TAX CONSIDERATIONS
The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

COST BASIS
The Fund (or its administrative agents) is required to report to the Internal Revenue Service and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012). Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

PROSPECTUS | 39

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the financial statements and related notes, appear in the Fund’s 2014 Annual Report. The 2014 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100.

40 | PROSPECTUS

Consolidated Financial Highlights

Commodities Strategy Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Class H	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$14.95	$15.50	$16.18	$17.33	$16.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(0.15)	(0.23)	(0.23)	(0.27)	(0.22)
Net gain (loss) on investments (realized and unrealized)	(4.91)	(0.32)	(0.04)	(0.35)	1.16
Total from investment operations	(5.06)	(0.55)	(0.27)	(0.62)	0.94
Less distributions from:
Net investment income	—	—	(0.41)	(0.53)	—
Total distributions	—	—	(0.41)	(0.53)	—
Redemption fees collected	—	—	—	—	—[b]
Net asset value, end of period	$9.89	$14.95	$15.50	$16.18	$17.33
Total Return[c]	(33.85%)	(3.55%)	(1.57%)	(3.67%)	5.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,160	$12,042	$23,671	$14,982	$32,290
Ratios to average net assets:
Net investment income (loss)	(1.05%)	(1.50%)	(1.40%)	(1.47%)	(1.42%)
Total expenses[d]	1.65%	1.63%	1.60%	1.66%	1.65%
Net expenses[e]	1.57%	1.53%	1.49%	1.56%	1.56%
Portfolio turnover rate	238%	—	—	—	200%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Redemption fees collected are less than $0.01 per share.

[c]	Total return does not reflect the impact of any applicable sales charges.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expense information reflects the expense ratios after expense waivers.

PROSPECTUS | 41

INDEX PUBLISHER INFORMATION

Standard & Poor’s (the “Index Publisher”) does not sponsor, endorse, sell or promote the Fund and makes no representation or warranty, implied or express, to the investors in the Fund, or any members of the public, regarding:

• the advisability of investing in index funds;

• the ability of any index to track stock market performance;

• the accuracy and/or the completeness of the aforementioned indices or any data included therein;

• the results to be obtained by the Fund, the investors in the Fund, or any person or entity from the use of the indices or data included therein; and

• the merchantability or fitness for a particular purpose for use with respect to the indices or any data included therein.

Further, the Index Publisher does not:

• Recommend that any person invest in the Fund or any other securities;

• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund, including calculation of NAV;

• Have any responsibility or liability for the administration, management or marketing of the Fund;

• Consider the needs of the Fund or the investors in the Fund in determining, composing or calculating the indexes or has any obligation to do so;

• Will have any liability in connection with the Fund or for any errors, omissions or interruptions in connection with the indexes or the related data;

• Will be liable for any lost profits or indirect punitive, special or consequential damages or losses, even if such Index Publisher knows that they might occur.

More information about the Index Publisher is located in the SAI.

42 | PROSPECTUS

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated May 1, 2015. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You also may review and copy documents at the SEC’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by emailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Fund’s investments is available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or 301.296.5100, visiting the Guggenheim Investments website at www.guggenheiminvestments.com, or writing to Rydex Series Funds at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund or Guggenheim Investments. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s U.S. Securities and Exchange Commission registration number is 811-07584.

PROSPECTUS | 43

805 King Farm Boulevard, Suite 600
Rockville, MD 20850
800.820.0888
guggenheiminvestments.com

44 | PROSPECTUS

Mutual Funds	|	Alternative	|	5.1.2015

Guggenheim Funds Prospectus
Class P

Ticker Symbol	Fund Name
RYMFX	Managed Futures Strategy Fund
RYMSX	Multi-Hedge Strategies Fund

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

RALTP-1-0515x0516	guggenheiminvestments.com

FUND SUMMARIES
(Includes Investment Objective; Fees and Expenses; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries)

Alternative Funds
Managed Futures Strategy Fund	1
Multi-Hedge Strategies Fund	11
More Information About the Trust and the Funds	21
Management of the Funds	39
Shareholder Information	42
Buying, Selling and Exchanging Fund Shares	43
Buying Fund Shares	44
Selling Fund Shares	44
Exchanging Fund Shares	44
Account Policies	45
Distribution and Shareholder Services	46
Dividends and Distributions	47
Additional Tax Information	47
Financial Highlights	50
Additional Information	53

i | PROSPECTUS

MANAGED FUTURES STRATEGY FUND

INVESTMENT OBJECTIVE
The Managed Futures Strategy Fund (the “Fund”) seeks to achieve absolute returns.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Class P shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.55%
Other Expenses of the Fund	0.52%
Other Expenses of the Subsidiary	0.03%
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses*	1.84%
Fee Waiver**	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver*	1.77%

*
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

**
The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$180	$557	$959	$2,084
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash

PROSPECTUS | 1

instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve absolute returns. The Fund intends to invest in multiple proprietary and third-party investment strategies that seek to identify and profit from upcoming movements in any combination of global fixed income, currency, commodity, or equity markets.

The strategies maybe quantitative or fundamental in nature, and may use market data and macroeconomic analysis to determine positions. The proprietary strategies may range from broad strategies that seek to provide exposure to all markets to focused strategies that seek to provide exposure to a single asset class, sector, or market.

The Fund generally will take a long position in a particular asset class, sector or market that the Advisor expects to rise in value and generally will take a short position in a particular asset class, sector or market that the Advisor expects to fall in value. The Fund may also take a long position in a particular asset class, sector or market that the Advisor expects to fall in value and may also take a short position in a particular asset class, sector, or market that the Advisor expects to rise in value to manage the risk of the Fund’s positions and strategies.

The Advisor sets both the long-term strategic weights across individual strategies, or group of strategies, as well as short-term tactical weightings, which may deviate from long-term strategic weights due to short-term market risks or opportunities. The Advisor will employ both quantitative and qualitative methods to assess and manage the level of risk and to seek to improve returns of the Fund over time. The Advisor in its discretion may establish long positions in excess of its short positions, and short positions in excess of its long positions; however, the Fund’s short positions will be fully covered consistent with applicable law at all times.

The estimated risk of each position as measured by volatility, relative strengths of signals, certain macroeconomic views of the Advisor, and other factors, may be used to determine the relative size of positions. Risk-management strategies may be employed and seek to manage risk, improve returns over time, and mitigate declines in the market price of the Fund.

The Fund will seek to implement its investment strategies by investing in: commodity, currency, equity, fixed income and other futures, forwards, options, and options on futures; exchange-traded funds (“ETFs”); other pooled investment vehicles that provide exposure to the commodity, currency, equity and fixed income futures markets; commodity, currency, and financial-linked instruments, such as swap agreements; exchange-traded notes (“ETNs”); and common stock. Certain of the ETFs and pooled investment vehicles in which the Fund may invest are managed and serviced by the Advisor and/or its affiliates. The Fund may purchase and sell options and futures contracts and swap agreements. Certain of the Fund's investments may expose the Fund to the risks of investing in emerging market countries.

Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the “1940 Act”) or to meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant.

The Fund’s derivatives investments will be used both to obtain exposure to the commodity, currency, equity, and fixed income markets and to manage risk and limit exposure created by certain of the Fund’s investments. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. The Fund also intends to enter into short sales and invest in short positions of certain investments.

2 | PROSPECTUS

The Fund expects, under normal circumstances, to buy debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. The Fund may hold a diversified portfolio of fixed instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold, without limitation, government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less. In addition, the Fund may invest, without limitation, in bank obligations, which may include certificates of deposit, commercial paper, asset-backed commercial paper, unsecured bank promissory notes, bank loans, bankers’ acceptances, and time deposits. The Fund may also invest, without limitation, in other short-term instruments, such as loan participations, commercial paper, and repurchase agreements. The Fund will enter into repurchase agreements only with counterparties that are deemed to present acceptable credit risks. Bank obligations may be issued or backed by U.S. banks or be U.S. dollar-denominated obligations issued or guaranteed by foreign banks.

The Fund may invest, without limitation, in U.S. dollar-denominated investment grade debt securities, and may invest no more than 20% of assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Advisor believes are of comparable quality. The Fund also may invest, without limitation, in mortgage-backed securities or in other asset-backed securities, including to-be-announced transactions. The Fund may invest, without limitation, in U.S. dollar-denominated debt securities of foreign issuers, including emerging market issuers, and may invest up to 10% of its assets in sovereign and corporate debt securities denominated in foreign currencies. The Advisor may attempt, but is not obligated, to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund also may invest up to 25% of its assets in municipal securities.

Under certain circumstances the Fund may invest a substantial portion of its assets in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for liquidity management purposes, including in order to increase yield on liquid investments used to collateralize derivatives positions. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity, currency, equity, and fixed income futures, and financial-linked instruments, as well as other instruments that in combination have economic characteristics similar or equivalent to those of commodity, currency, equity, and fixed income futures contracts. This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) as measured at the end of every quarter of the Fund's taxable year. The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodity market.

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

PROSPECTUS | 3

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK —Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in these securities generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

BANK OBLIGATIONS RISK —The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but are also subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.

CALL RISK/PREPAYMENT RISK —During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

CLO RISK —Through its investments in other investment companies, the Fund may have exposure to CLOs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests.

COMMODITY-LINKED DERIVATIVES INVESTMENT RISK —The Fund may invest directly and indirectly in commodity-linked derivative instruments. The value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder’s interest in the Fund.

COUNTERPARTY CREDIT RISK —The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

CREDIT RISK —The Fund could lose money if the issuer or guarantor of a debt instrument in which it invests or a counterparty to a derivatives transaction or other transaction becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The issuer of a debt instrument, such as a bond, could also suffer a decrease in quality rating, which may affect the volatility of the price and liquidity of the bond.

4 | PROSPECTUS

CURRENCY RISK —The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies. The Fund may attempt to, but is not obligated to, hedge its currency exposure. However, currency hedging strategies may not effectively eliminate all currency risk.

DERIVATIVES RISK —The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Certain risks are specific to the derivatives in which the Fund invests.

SWAP AGREEMENTS RISK —Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

FUTURES CONTRACTS RISK —Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.

OPTIONS RISK —Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

EARLY CLOSING RISK —The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK —The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

EQUITY RISK —The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

PROSPECTUS | 5

EXCHANGE-TRADED NOTES (ETNs) RISK —The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

EXTENSION RISK —An issuer may exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund’s performance may suffer from its inability to invest in higher yielding securities.

FINANCIAL SERVICES SECTOR RISK —To the extent that certain of the Fund’s investments are exposed to issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Such issuers include counterparties with which the Fund may enter into swap agreements or other contractual instruments. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact on a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses.

FOREIGN ISSUER EXPOSURE RISK —The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

HIGH YIELD AND UNRATED SECURITIES RISK —The Fund’s exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.

INCOME RISK —Falling interest rates may cause the Fund’s income to decline.

INTEREST RATE RISK —The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Fixed income securities with longer durations are subject to greater volatility than those with shorter durations. Thus, if interest rates rise sharply, the value of the Fund’s fixed income investments and share price could decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

INVESTMENT IN INVESTMENT VEHICLES RISK —Investing in other investment vehicles, including, ETFs, closed-end funds, affiliated short-term fixed-income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment vehicles. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying investment vehicles.

INVESTMENTS IN LOANS RISK —Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally

6 | PROSPECTUS

below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

INVESTMENT IN THE SUBSIDIARY RISK —The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary’s investments, which in turn will be exposed primarily to the risks of investing in the commodities markets.  The Fund also will incur its pro rata share of the expenses of the Subsidiary.  In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK —Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive.  These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.

ISSUER SPECIFIC RISK —A decrease in the value of the securities of an issuer or guarantor of a debt instrument held by the Fund may cause the value of your investment in the Fund to decrease. The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.

LARGE-CAPITALIZATION SECURITIES RISK —The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK —The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value the Fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

LIQUIDITY RISK —In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. While the Fund intends to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a “limit move,” it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK —The market value of the securities and derivatives held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Fund in a different country or geographic region.

MID-CAPITALIZATION SECURITIES RISK —The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK —The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK —Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PROSPECTUS | 7

PORTFOLIO TURNOVER RISK —The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

PREPAYMENT RISK —The Fund’s investments in or exposure to fixed income investments subjects the Fund to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

REPURCHASE AGREEMENT RISK —The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

SECTOR RISK —Through its investments in futures and similar instruments, the Fund may have significant exposure to one or more of the energy, precious and industrial metals, and agriculture sectors. As a result of this investment exposure, the Fund will be more susceptible to the risks associated with each sector than a fund that does not invest in such a manner. To the extent that the Fund has significant exposure to any of the energy, precious and industrial metals, and/or agriculture sectors, the Fund is subject to the risk that those sectors will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.

SHORT SALES RISK —Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK —The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TAX RISK —To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. The Fund has received a private letter ruling from the Internal Revenue Service that the income attributable to its investment in the Subsidiary will be qualifying income. The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a regulated investment company. The Fund has also received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Internal Revenue Service has currently suspended the issuance of private letter rulings similar to the rulings received by the Fund. While the Fund is still permitted to rely on its private letter rulings, there is no guarantee that the Internal Revenue Service will not revoke its position as articulated in the private letter rulings in the future. Such action could adversely affect the Fund's ability to achieve its investment objective. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

8 | PROSPECTUS

TEMPORARY DEFENSIVE INVESTMENT RISK —The Advisor generally does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.

TRADING HALT RISK —If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION
Effective upon the close of business on April 30, 2015, the Fund converted its existing Class H shares to Class P shares. Therefore, the returns shown in the bar chart below for periods prior to May 1, 2015 are the returns of the Fund's former Class H shares. The Fund's Class P shares would have annual returns substantially similar to those of the Fund's former Class H shares because they are invested in the same portfolio of securities and have a similar expense structure to Class H shares. The returns shown have not been adjusted to reflect any differences in expenses between Class P shares and Class H shares. However, because both share classes have substantially similar expense structures, if not identical, the returns shown should be substantially the same. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the former Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund’s investment objective and/or principal investment strategies changed on July 11, 2011, September 27, 2012, and January 29, 2013. Prior to January 29, 2013, the Fund sought to achieve positive absolute returns using an investment methodology based primarily on the systematic rules-based trend-following strategy of the S&P Diversified Trends Indicator ® (the “S&P DTI”). Prior to July 11, 2011, the Fund sought to provide investment results that matched, before fees and expenses, the performance of the S&P DTI. Therefore, the performance and average annual total returns shown for periods prior to January 29, 2013 may have differed had the Fund’s current investment objective and principal investment strategy been in effect during those periods.

Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling Guggenheim Investments Client Services at 800.820.0888.

Highest Quarter Return		Lowest Quarter Return
Q4 2008	8.21%	Q3 2008	-6.51%

PROSPECTUS | 9

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2014)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class H	Past 1 Year	Past 5 Years	Since Inception (3/2/2007)
Return Before Taxes	10.06%	-1.88%	0.15%
Return After Taxes on Distributions	9.50%	-1.98%	-0.04%
Return After Taxes on Distributions and Sale of Fund Shares	5.69%	-1.47%	0.09%
BoFA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.04%	0.09%	0.87%
MANAGEMENT

INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum , CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Jayson Flowers , Senior Managing Director. Mr. Flowers has been associated with the Advisor since 1998.

•	Ryan A. Harder , CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

•	B. Scott Minerd , Global Chief Investment Officer. Mr. Minerd has been associated with the Advisor since 1998.
PURCHASE AND SALE OF FUND SHARES
Class P shares of the Fund are offered primarily through broker/dealers and other financial intermediaries with which the Fund's distributor, Guggenheim Funds Distributors, LLC (the "Distributor"), has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

You may purchase or redeem Fund shares through your broker/dealer or other financial intermediary that has an agreement with the Distributor. You may purchase, redeem or exchange Class P shares of the Fund on any day the New York Stock Exchange (the "NYSE") is open for business (a "Business Day").

TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

10 | PROSPECTUS

MULTI-HEDGE STRATEGIES FUND

INVESTMENT OBJECTIVE
The Multi-Hedge Strategies Fund (the “Fund”) seeks long-term capital appreciation with less risk than traditional equity funds.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Class P shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	1.20%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.42%
Other Expenses of the Fund*	0.00%
Other Expenses of the Subsidiary	0.02%
Short Sales Dividend and Interest Expense	1.40%
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses**	2.96%
Fee Waiver***	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver**	2.91%

*	Other Expenses of the Fund were less than 0.01% for the fiscal year ended December 31, 2014.

**
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

***
The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$294	$901	$1,533	$3,233

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares

PROSPECTUS | 11

are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 304% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The Advisor may use one or more variations of any or all of the strategies described below. The Advisor’s decision to allocate assets to a particular strategy or strategies is based on a proprietary evaluation of the strategy’s risk and return characteristics.
Long/Short Equity—Pursuant to long/short equity investment strategies, portfolio managers seek to profit from investing on both the long and short sides of equity markets;
Equity Market Neutral—Pursuant to equity market neutral investment strategies, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;
Fixed Income Strategies—Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in related securities;
Merger Arbitrage—Pursuant to merger arbitrage investment strategies, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and
Global Macro—Pursuant to global macro strategies, portfolio managers seek to profit from changes in currencies, commodity prices and market volatility.
Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage and to the extent permitted by applicable law. The Fund’s use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts (“ADRs”), exchange-traded funds (“ETFs”), and corporate debt. The Fund may write (sell) and purchase swap agreements, including credit default swap agreements.

Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the "1940 Act") or to meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. The Fund may use leverage to the extent permitted by applicable law by entering into borrowing transactions (principally lines of credit) for investment purposes. In an effort to ensure that the Fund

12 | PROSPECTUS

is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Under certain circumstances the Fund may invest a substantial portion of its assets in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for liquidity management purposes, including in order to increase yield on liquid investments used to collateralize derivatives positions. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) as measured at the end of every quarter of the Fund's taxable year. The Subsidiary is advised by the Advisor, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in these securities generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

BORROWING RISK—The Fund may borrow for several purposes, including investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. Borrowing also will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days, the Fund will seek to reduce its borrowings to meet the requirement. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.

CLO RISK—Through its investments in other investment companies, the Fund may have exposure to CLOs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests.

PROSPECTUS | 13

COMMODITY-LINKED DERIVATIVES INVESTMENT RISK—The Fund may invest directly and indirectly in commodity-linked derivative instruments. The value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder’s interest in the Fund.

COUNTERPARTY CREDIT RISK—The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

CREDIT RISK—The Fund could lose money if the issuer or guarantor of a debt instrument in which it invests or a counterparty to a derivatives transaction or other transaction becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The issuer of a debt instrument, such as a bond, could also suffer a decrease in quality rating, which may affect the volatility of the price and liquidity of the bond.

CURRENCY RISK—The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies. The Fund may attempt to, but is not obligated to, hedge its currency exposure. However, currency hedging strategies may not effectively eliminate all currency risk.

DEPOSITARY RECEIPT RISK—The Fund may hold the securities of non-U.S. companies in the form of ADRs. The securities underlying the ADRs in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK—The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Certain risks are specific to the derivatives in which the Fund invests.

SWAP AGREEMENTS RISK—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and

14 | PROSPECTUS

the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.

OPTIONS RISK—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

EARLY CLOSING RISK—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK—The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

FOREIGN ISSUER EXPOSURE RISK—The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund’s exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.

INTEREST RATE RISK—The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Fixed income securities with longer durations are subject to greater volatility than those with shorter durations. Thus, if interest rates rise sharply, the value of the Fund’s fixed income investments and share price could decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

INVESTMENT IN INVESTMENT VEHICLES RISK—Investing in other investment vehicles, including, ETFs, closed-end funds, affiliated short-term fixed-income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment vehicles. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying investment vehicles.

INVESTMENTS IN LOANS RISK—Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally

PROSPECTUS | 15

below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

INVESTMENT IN THE SUBSIDIARY RISK—The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary’s investments, which in turn will be exposed primarily to the risks of investing in the commodities markets.  The Fund also will incur its pro rata share of the expenses of the Subsidiary.  In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

LARGE-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK— The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value of the Fund's portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return. Leverage may also arise through the use of borrowings for investment purposes. To the extent the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e. , using borrowed funds for investment. Leveraging will exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The 1940 Act limits the Fund from borrowing in an amount no more than 33 1 / 3 % of its assets.

LIQUIDITY RISK—In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. While the Fund intends to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a “limit move,” it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK—The market value of the securities and derivatives held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Fund in a different country or geographic region.

MID-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

PREPAYMENT RISK—The Fund’s investments in or exposure to fixed income investments subjects the Fund to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates

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decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

REPURCHASE AGREEMENT RISK—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

SHORT SALES RISK—Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK —The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

STRATEGY ALLOCATION RISK —The ability of the Fund to achieve its investment goal depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment goal or that an investment strategy will achieve its particular investment objective.

TAX RISK— To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. The Fund has received a private letter ruling from the Internal Revenue Service that the income attributable to its investment in the Subsidiary will be qualifying income. The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a regulated investment company. The Fund has also received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Internal Revenue Service has currently suspended the issuance of private letter rulings similar to the rulings received by the Fund. While the Fund is still permitted to rely on its private letter rulings, there is no guarantee that the Internal Revenue Service will not revoke its position as articulated in the private letter rulings in the future. Such action could adversely affect the Fund's ability to achieve its investment objective. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

TEMPORARY DEFENSIVE INVESTMENT RISK—The Advisor generally does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.

TRADING HALT RISK—If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

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PERFORMANCE INFORMATION
Effective upon the close of business on April 30, 2015, the Fund converted its existing Class H shares to Class P shares. Therefore, the returns shown in the bar chart below for periods prior to May 1, 2015 are the returns of the Fund's former Class H shares. The Fund's Class P shares would have annual returns substantially similar to those of the Fund's former Class H shares because they are invested in the same portfolio of securities and have a similar expense structure to Class H shares. The returns shown have not been adjusted to reflect any differences in expenses between Class P shares and Class H shares. However, because both share classes have substantially similar expense structures, if not identical, the returns shown should be substantially the same. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the former Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index and the HFRX Global Hedge Fund Index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at guggenheiminvestments.com or by calling Guggenheim Client Services at 800.820.0888.

Highest Quarter Return		Lowest Quarter Return
Q3 2010	4.72%	Q4 2008	-10.44%

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AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2014)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class H	Past 1 Year	Past 5 Years	Since Inception (9/19/2005)
Return Before Taxes	4.77%	3.39%	0.44%
Return After Taxes on Distributions	4.41%	3.27%	0.14%
Return After Taxes on Distributions and Sale of Fund Shares	2.70%	2.57%	0.25%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.96%
HFRX Global Hedge Fund Index* (reflects no deduction for fees, expenses or taxes)	-0.58%	1.04%	0.63%

*
The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

MANAGEMENT

INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

•	Larry Shank, CFA, CAIA, Portfolio Manager. Mr. Shank has been associated with the Advisor since 2001.

PURCHASE AND SALE OF FUND SHARES
Class P shares of the Fund are offered primarily through broker/dealers and other financial intermediaries with which the Fund's distributor, Guggenheim Funds Distributors, LLC (the "Distributor"), has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

You may purchase or redeem Fund shares through your broker/dealer or other financial intermediary that has an agreement with the Distributor. You may purchase, redeem or exchange Class P shares of the Fund on any day the New York Stock Exchange (the "NYSE") is open for business (a "Business Day").

TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.

PROSPECTUS | 19

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

20 | PROSPECTUS

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Series Funds (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds, that are grouped into several categories according to each fund’s investment strategy. This Prospectus describes the Class P shares of the Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (together, the “Funds”).

The acquisition of shares of the Trust’s funds by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, however, has been granted an exemptive order by the U.S. Securities and Exchange Commission (the "SEC") that permits registered investment companies to invest in the Trust’s funds beyond those limitations subject to conditions set forth in the exemptive order. The Funds, however, are not currently eligible for investment in excess of the Section 12(d)(1) limitations in reliance on the Trust's exemptive order. Accordingly, registered investment companies that would like to invest in the Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Funds.

INVESTMENT OBJECTIVES
The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

With respect to each Fund's investment in its respective Subsidiary, please refer to “Investment Policies, Techniques, and Risk Factors” in the Funds' Statement of Additional Information (the “SAI”) for more information about the operation and management of each Subsidiary.
PRINCIPAL INVESTMENT STRATEGIES
While the Funds seek to target return characteristics similar to those achieved by certain hedge fund strategies, the Funds are registered investment companies and, thus, are subject to the comprehensive regulatory scheme of the 1940 Act and other federal securities laws. As a result, the Funds are not permitted to engage in certain investment activities to the same extent as hedge funds, such as borrowing and leverage and, therefore, may seek to achieve their investment objectives through the use of investment techniques that differ from those employed by hedge funds.

Managed Futures Strategy Fund. The Advisor develops and implements structured investment strategies designed to achieve the Fund’s investment objective. The Advisor uses quantitative methods to construct a portfolio for the Fund. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund’s investment universe in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

The Fund’s investment policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures” is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For these purposes “managed futures” are investments in commodity, currency, equity, and fixed income futures, and financial-linked instruments, as well as other instruments that in combination have economic characteristics similar or equivalent to those of commodity, currency, equity, and fixed income futures contracts.

Multi-Hedge Strategies Fund. The Advisor develops and implements investment strategies designed to achieve the Fund’s objective. Quantitative and qualitative inputs are used to determine the optimal mix of strategies for the Fund. The Advisor places particular emphasis on controlling risk at the Fund and strategy level.

Based on market observations and internal and external research, the Advisor employs directional and non-directional strategies which can be categorized into traditional hedge fund styles, including but not limited to Equity Long/Short, Equity Market Neutral, Global Macro, Merger Arbitrage, and Fixed Income Strategies. These strategies are then combined with the objective of creating returns which are differentiated from those of traditional equities and bonds over longer time periods.  The Advisor utilizes several proprietary quantitative models and market insights to allocate between its investment strategies with the intent of generating capital appreciation while managing risk.

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Directional and Non-Directional Positions
A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500® futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

•	An Equities position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

•	A Fixed Income position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

•	A Directional Commodity trade involves obtaining exposure to precious metals, livestock, grains, and other basic goods or materials generally through derivatives investments.

•	A Directional Currency trade consists of purchasing or selling a basket of foreign currencies against the U.S. dollar.

•	A Covered Call Options position involves investing in written call options on underlying securities which the Fund already owns.

•
A Long Options position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

•
A Volatility Arbitrage Spread trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

•
A Market Neutral Value position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•
A Market Neutral Growth position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

•
A Market Neutral Momentum position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•
A Market Neutral Capitalization position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•
A Market Neutral Illiquidity Premium trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

22 | PROSPECTUS

•
A Merger Arbitrage Spreads position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

•
A Duration Neutral Term Spreads position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and short positions are approximately equal and has limited market exposure.

•
A Duration Neutral Default Spreads position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

•
A Convertible Arbitrage Spread involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

•	A Currency Spread trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.

Investment in the Subsidiaries. Each Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund and subject to the limits on leverage imposed by the 1940 Act. For more information about applicable federal tax requirements, please see “Additional Tax Information.”
It is expected that each Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Each Subsidiary is considered to be a commodity pool and therefore, subject to regulation under the Commodity Exchange Act. The Commodity Futures Trading Commission (“CFTC”), however, has not passed upon the merits on an investment in the Funds or the Subsidiaries, nor has the CFTC passed on the adequacy of this Prospectus.

The Advisor will consider whether it is more advantageous for a Fund to invest directly in commodity-linked financial instruments or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of each Fund’s investment in its Subsidiary will vary based on the Advisor’s use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary.

To the extent a Subsidiary invests in commodity-linked derivative instruments, it will comply with the same segregation and asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Funds) and will follow the same compliance policies and procedures as the Fund. The Subsidiaries are managed by the Advisor and each Subsidiary is overseen by its own board of directors. However, because each Fund is the sole shareholder in its respective Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in its Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities.

For more information about the operation and management of the Funds' Subsidiaries, please see “Investment Policies, Techniques, and Risk Factors” in the Funds' SAI.

PRINCIPAL INVESTMENT RISKS
The following section provides additional information regarding the principal risks summarized under “Principal Risks” in the Fund Summaries. The risks below may not be applicable to each Fund. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK—The Fund may invest in asset-backed securities, including mortgage-backed securities and structured investment vehicles (“SIVs”), which are legal entities that are

PROSPECTUS | 23

sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. As an investor, the Fund will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to mortgage-backed securities, makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, principally automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables may back asset-backed securities in which the Fund may invest. The Fund may invest in or have exposure to these and other types of asset-backed securities that may be developed in the future. The pool provides the interest and principal payments to investors. Asset-backed securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities. Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations—familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.”

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks.

BANK OBLIGATIONS RISK —The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but are also subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.

BORROWING RISK—The Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law, including borrowings from banks for investment-related purposes such as purchasing securities believed to be desirable by the Advisor. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as “leverage.” Under the Fund’s investment policies, the Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption from the 1940 Act that applies to the Fund. Currently, under the 1940 Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to 33 1/3% of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When the Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time. The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the

24 | PROSPECTUS

case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund participates in a secured line of credit with BNP Paribas (the “Line of Credit”) that may be used for borrowings for investment purposes, as well as other permitted borrowings. The Fund may pay a commitment or other fee to maintain the Line of Credit, in addition to the stated interest rate. Loans are typically secured by assets of the Fund. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice.

CAPITALIZATION SECURITIES RISK—The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund’s portfolio may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to the components in its portfolio, it is subject to the risk that the predominate capitalization range represented in its portfolio may outperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

CLO RISK—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. However an active dealer market may exist for CLOs allowing a CLO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers.

COMMODITY-LINKED DERIVATIVES INVESTMENT RISK—The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund’s investments in commodity-linked derivatives are subject to a substantial risk of loss. When the Fund purchases or sells a commodity futures contract, sells a commodity option or engages in off-exchange foreign currency trading, it may sustain a total loss of the initial margin or other monies posted by the Fund to establish or maintain its position. If the market moves against the Fund’s position, it may be required to post additional monies to maintain its position, which also are subject to total loss. If the Fund chooses not to post additional monies to maintain a position, it may be forced to liquidate the position at a loss. The Fund’s investment in commodity-related investment

PROSPECTUS | 25

products may lead to substantial losses, which can significantly and adversely affect the net asset value (“NAV”) of the Fund and, consequently, a shareholder’s interest in the Fund.

INDEX-LINKED AND COMMODITY-LINKED “STRUCTURED” SECURITIES—The Fund invests in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are “commodity-linked” or “index-linked” securities. They are sometimes referred to as “structured securities” because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

COUNTERPARTY CREDIT RISK—The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties which may increase the Fund’s exposure to counterparty credit risk. The Advisor considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Advisor regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with. Swap agreements also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

To the extent the Fund’s financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT RISK—It is possible that some issuers of fixed-income securities will not make payments on debt securities and derivatives held by the Fund or there could be defaults on repurchase agreements held by the Fund. This risk may be especially acute with respect to high yield securities (i.e., “junk bonds”). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for the Fund to sell. Any applicable limitation on the credit quality of a security in which the Fund may invest is applied at the time the Fund purchases the security.

Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings. Investment grade securities are fixed-income securities that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by the Advisor to be of

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comparable quality. Investment grade securities are designated BBB, A, AA or AAA by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc. and Dominion Bond Rating Service Ltd., and Baa, A, Aa or Aaa by Moody’s Investors Service, or have been determined by the Advisor to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Advisor’s credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and market conditions, and global market conditions.

The bank loans and corporate debt securities in which the Fund may invest are generally rated lower than investment grade credit quality, e.g., rated lower than “Baa” by Moody’s Investors Service (“Moody’s”) or “BBB” by Standard & Poor’s Corporation (“S&P”), or have been issued by issuers who have issued other debt securities which, if rated, would be rated lower than investment grade credit quality. Bridge loans in which the Fund may invest are generally unrated although the borrowers and their loans typically would be rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Advisor and not on rating agency evaluations. This analysis may be difficult to perform. Information about a syndicated bank loan and its issuer generally is not available in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws and generally little public information exists about these companies. Generally, however, issuers are required to provide financial information to lenders, and information may be available from other loan participants or agents that originate or administer syndicated bank loans.

CURRENCY RISK—The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in sovereign debt levels and trade deficits; domestic and foreign inflation and interest rates and investors’ expectations concerning those rates; currency exchange rates; investment and trading activities of other funds, including hedge funds and currency funds; and global or regional political, economic or financial events and situations and the imposition of currency controls or other political developments in the U.S. or abroad. The Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions. Currency hedging transactions generally involve buying currency forward, options or futures contracts. Not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. Currency hedging strategies also may reduce the potential returns of the Fund. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

DEPOSITARY RECEIPT RISK—The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK—The Fund may invest a percentage of its assets in derivatives, such as swaps, futures contacts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to enhance total return, to seek to hedge against

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fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the Fund’s portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses. Certain risks are specific to the types of derivatives in which the Fund invests.

As an investment company registered with the SEC, the Fund must segregate liquid assets or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales.  In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value.

The Fund may enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net  amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid.

The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).  In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.  In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).  Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.  However, such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By segregating or “earmarking” assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments.  The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Historically, advisers to registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, and swaps) have been able to claim an exclusion pursuant to CFTC Regulation 4.5. from the commodity pool operator (“CPO”) registration requirement prescribed by the Commodity Exchange Act (“CEA”).  In February 2012, the CFTC adopted substantial amendments to that regulation.  As a result of the amendments, a fund must either operate within certain trading and marketing limitations with respect to the fund’s use of financial instruments subject to regulation by the CFTC, or the fund’s investment adviser must register with the CFTC as a CPO subjecting the investment adviser and the fund to regulation by the CFTC.  Under the amended rules, an investment adviser of a fund may claim an exclusion from registration as a CPO only if the fund it advises uses futures contracts, options on such futures, commodity options, and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts and complies with certain marketing restrictions.

The Advisor is not eligible to claim the exclusion from registration with respect to the Fund and its Subsidiary. As a result, the Advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the

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Subsidiary, which are considered commodity pools under the CEA.  On August 13, 2013, the CFTC issued the final harmonization rule release specifying the disclosure, reporting and recordkeeping requirements that apply to the Advisor, the Fund and the Subsidiary.  Compliance with the CFTC’s new disclosure, reporting and recordkeeping requirements could increase Fund and Subsidiary expenses.  The Fund and the Subsidiary also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with certain of these requirements may adversely affect the Fund’s and the Subsidiary’s ability to obtain exposure to certain investments and the commodities markets generally.

The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Fund, and may issue new guidance.  It is not clear whether or when such new guidance will be published or what the content of such guidance may be.  The regulation of commodity and derivative transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.  The effect of any future regulatory change on the Fund and the Subsidiary is impossible to predict, but could be substantial and adverse to the Fund and the Subsidiary.

SWAP AGREEMENTS RISK—Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including but not limited to total return swaps, index swaps, interest rate swaps and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

CREDIT DEFAULT SWAP RISK— The Multi-Hedge Strategies Fund may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract).

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Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

OPTIONS CONTRACTS RISK—The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.

Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.

HYBRID SECURITIES—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

EARLY CLOSING RISK—The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK—The Fund may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets

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can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline or fluctuate dramatically from day to day due to volatility in the equity market. Such volatility could cause equity securities and equity-based derivatives to underperform other segments of the market as a whole. The equity market is volatile and can experience increased volatility for a variety of reasons, including as a result of general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure. Equity securities generally have greater price volatility than fixed income securities.

EXCHANGE-TRADED NOTES (ETNs) RISK —The Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

EXTENSION RISK —When interests rate rise, an issuer may exercise its right to pay principal on an obligation, particularly asset-backed and mortgage-backed securities, later than expected. Under these circumstances, the value of the obligation will decrease and the Fund’s performance may suffer from its inability to invest in higher yielding securities.

FOREIGN ISSUER EXPOSURE RISK—The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. Successful investment high yield securities and unrated securities of similar quality involves greater investment risk and is highly dependent on the Advisor’s credit analysis. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods

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of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

INCOME RISK —The Fund is subject to income risk, which is the risk that the Fund's income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

INTEREST RATE RISK—Investments in fixed-income securities and financial instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows. Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

CHANGING FIXED INCOME MARKET CONDITIONS—Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

INVESTMENT IN INVESTMENT VEHICLES RISK— The Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost-efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. While the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.

CLOSED-END FUND RISK —The Fund may invest in shares of closed-end funds in pursuit of its investment objective. Unlike conventional mutual funds which continually offer new shares for sale to the investing public, closed-end funds are exchange-traded and issue only a limited number of shares of stock. As such, closed-end funds may trade at a discount to their net asset value. In addition, closed-end funds may trade

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infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.  Closed-end funds also may employ leverage to a greater extent than mutual funds .

EXCHANGE-TRADED FUND (ETF) RISK—The Fund may invest in shares of ETFs in pursuit of its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. The Fund also may invest in other types of exchange-traded investment products such as commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT IN LOANS RISK—Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. The Fund may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Fund.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

The Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements

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of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

The Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

INVESTMENT IN THE SUBSIDIARY RISK—The Fund may invest in its Subsidiary. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary’s portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK —The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of derivatives, including futures contracts, options and swap agreements, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in the securities underlying the Fund’s derivatives investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.

ISSUER SPECIFIC RISK —The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK—The Fund may invest in leveraged instruments in pursuit of its investment objective. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason,

34 | PROSPECTUS

is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

LIQUIDITY RISK—In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see “Calculating Net Asset Value.”

MARKET RISK—Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in greater liquidity risk. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. These market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

NON-DIVERSIFICATION RISK—To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK—Certain of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivatives transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK—The Fund’s strategies may involve the frequent purchase and sale of portfolio securities. Such frequent and active trading may lead to significantly higher transaction costs for the Fund because of increased broker commissions associated with such transactions. The Fund calculates portfolio turnover without including the short term cash instruments or derivatives transactions that comprise the majority of the Fund's trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher. Portfolio turnover may cause the Fund’s performance to be less than you expect.

PREPAYMENT RISK—The issuers of securities held by the Fund or investment companies in which the Fund invests may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

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REPURCHASE AGREEMENT RISK—The Fund will enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund will enter into repurchase agreements only with counterparties that the Advisor believes present acceptable credit risks, and the collateral securing the repurchase agreements generally will be limited to U.S. government securities and cash. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before the Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period.

SECTOR RISK —The Sector Risk applicable to the Fund is as follows:

AGRICULTURE SECTOR RISK —The risk that the securities of issuers in the agriculture sector that the Fund purchases will underperform the market as a whole.  To the extent that the Fund’s investments are exposed, directly and indirectly, to the agriculture sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and increased competition affecting the agriculture sector. In addition, investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of a direct or indirect investment in the agriculture sector could decline, which would adversely affect an investment in the Fund if it held such an investment.

ENERGY SECTOR RISK —The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund’s investments are exposed to issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy and energy commodities sectors. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

FINANCIAL SERVICES SECTOR RISK —The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the financial services sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financial services sector. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

PRECIOUS METALS AND INDUSTRIAL SECTOR RISK —The risk that the relatively few securities of, or financial instruments tied to the performance of, issuers in the mining industry that the Fund purchases will underperform

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the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the precious and/or industrial metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious and industrial metals. The prices of precious and industrial metals and securities of precious and industrial metals companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

SHORT SALES RISK—Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund also is required to segregate other assets (not including the proceeds from the short sale) on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance also may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

STRATEGY ALLOCATION RISK —The ability of the Fund to achieve its investment goal depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets among multiple investment strategies or underlying funds. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment goal or that an investment strategy will achieve its particular investment objective. Portfolio managers responsible for the investment strategies used by the Fund make investment decisions independently and it is possible that the investment strategies may not complement one another. As a result, the Fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the Fund had a single investment strategy. In addition, underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

TAX RISK—In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Fund must derive at least 90% of its gross income each taxable year from sources generating qualifying income, which is described in more detail in the SAI. Income derived from direct and certain indirect investments in commodities is not qualifying income.

The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the Internal Revenue Service that concludes that income from the Fund’s investment in the Subsidiary will constitute qualifying income. The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of the private letter ruling.

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The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. The Advisor intends to conduct the Fund’s investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling.

The status of income derived from certain commodity-linked derivative instruments was addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments will not be considered qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings regarding the investment by registered investment companies in controlled foreign corporations and in commodities-linked derivative instruments. The Internal Revenue Service has indicated that it is reconsidering the position articulated in such private letter rulings. Nevertheless, the Fund is permitted to rely on the conclusion reached in a private letter ruling issued to it until such time as the Internal Revenue Service revokes such ruling. Please see “Dividends, Distributions and Additional Tax Information” for more information.

TEMPORARY DEFENSIVE INVESTMENT RISK—The Fund may be affected by a general decline in market specific market segments or the market as a whole. The Fund invests in securities included in a specific market segment, such as the commodity and financial futures markets, in an effort to achieve its investment objective and regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining markets. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.

TRADING HALT RISK—The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
The Advisor, Security Investors, LLC, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor is a registered investment adviser and a registered commodity pool operator. The Advisor has served as the investment adviser of each Fund since its inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund’s investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, each Fund paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2014 based on the average daily net assets of the Fund, as set forth below:

FUND	ADVISORY FEE
MANAGED FUTURES STRATEGY FUND	0.90%
MULTI-HEDGE STRATEGIES FUND	1.15%

Each Fund invests in its respective Subsidiary. Each Subsidiary has entered into a separate advisory agreement with the Advisor for the management of that Subsidiary’s portfolio pursuant to which the Subsidiary pays the Advisor a management fee at the same rate that the Subsidiary’s corresponding Fund pays the Advisor for services provided to that Fund. The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by the Fund’s Subsidiary as discussed in more detail under “Management of the Subsidiaries” below.

For the Multi-Hedge Strategies Fund, t he Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short sales dividend and interest expense, and extraordinary expenses.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor’s parent company, Guggenheim Capital, LLC and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board’s approval of the Funds' investment advisory agreement in June 2014 is available in the Funds' June 2014 Semi-Annual Reports to Shareholders, which covers the period January 1, 2014 to June 30, 2014. A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement in May 2015 will be available in the Funds' June 2015 Semi-Annual Reports to Shareholders, which covers the period January 1, 2015 to June 30, 2015.
MANAGEMENT OF THE SUBSIDIARIES
As with each Fund, the Advisor is responsible for the selection of each Subsidiary’s investments and the administration of each Subsidiary’s investment program pursuant to separate investment advisory agreements between the Advisor and each Subsidiary. Under the advisory agreements, the Advisor provides the Subsidiaries with the same type of management subject to the same terms as are provided to the Funds. The Subsidiaries also have entered into separate contracts for the provision of custody, transfer agency and administrative, and audit services with the same service providers that provide those services to the Funds.

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Each Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary’s portfolio, as follows:

SUBSIDIARY	ADVISORY FEE
MANAGED FUTURES STRATEGY CFC	0.90%
MULTI-HEDGE STRATEGIES CFC	1.15%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by that Fund’s Subsidiary. This undertaking will continue in effect for so long as each Fund invests in its Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Funds’ Board of Trustees. The rate of the management fee paid directly or indirectly by each Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary, and may not increase without the prior approval of the Board of Trustees and a majority of the Fund’s shareholders. Each Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and administrative, and audit services that it receives which are specific to each Subsidiary and not duplicative of services provided to the Funds. The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds’ assets. Please see the SAI for more information about the organization and management of the Subsidiaries.

PORTFOLIO MANAGEMENT
The Funds are managed by a team of investment professionals. On a day-to-day basis, Messrs. Michael P. Byrum, B. Scott Minerd, Jayson Flowers and Ryan Harder are jointly and primarily responsible for the day-to-day management of the Managed Futures Strategy Fund and Messrs. Byrum, Harder and Larry Shank are jointly and primarily responsible for the day-to-day management of the Multi-Hedge Strategies Fund. Biographical information for each of the portfolio managers is listed below.
Michael P. Byrum , CFA, Senior Vice President—Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Flowers, Harder, Minerd and Shank. He has been associated with the Advisor since it was founded in 1993. During this time, he has played a key role in the development of the firm’s investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500® Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.
Jayson Flowers , Senior Managing Director—Mr. Flowers joined Guggenheim in 1998 and serves as the Head of Guggenheim’s Equity and Derivative Strategies. Mr. Flowers has more than 16 years of experience in the financial markets with concentration in risk management and trading across various sectors of the capital structure. His investment experience ranges in expertise from structured product investments and asset-backed securities, to trading U.S. Government agencies, foreign sovereign debt, commodities, indexed futures, derivatives and global equity arbitrage. Prior to Guggenheim, Mr. Flowers was a co-founder and partner of Adventure Capital, a boutique venture capital and merchant banking company. Previously, Mr. Flowers worked at Credit Suisse First Boston, Dominick & Dominick Inc., and Coopers & Lybrand. Mr. Flowers holds a B.A. in Economics from Union College.
Ryan A. Harder, CFA, Portfolio Manager—Mr. Harder is involved in the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

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B. Scott Minerd , Global Chief Investment Officer—Mr. Minerd joined Guggenheim Partners in 1998. Mr. Minerd is Global Chief Investment Officer of Guggenheim Partners Asset Management (“GPAM”) and its affiliate, Guggenheim Investment Management, LLC (“GIM”), and a Managing Partner of Guggenheim Partners. Mr. Minerd guides the investment strategies of the sector portfolio managers. He was formerly a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest rate swaps trading business units. Previously, Mr. Minerd was Morgan Stanley’s London based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivatives securities and money market products in 12 European currencies and Asian markets. Mr. Minerd has also held capital markets positions with Merrill Lynch and Continental Bank. Prior to that, he was a Certified Public Accountant and worked for the public accounting firm of PricewaterhouseCoopers LLP. Mr. Minerd holds a B.S. degree in Economics from the Wharton School, University of Pennsylvania, Philadelphia, and has completed graduate work at the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania. Mr. Minerd is a regular featured guest on FOX Business News, Bloomberg Television, and CNBC sharing his insight on today’s financial climate.
Larry Shank, CFA, CAIA, Portfolio Manager—Mr. Shank joined the Advisor in 2001 as a Research Analyst. As a Research Analyst, Mr. Shank was responsible for performing quantitative research on multiple asset classes, and was promoted to Portfolio Manager in December 2007. On a day-to-day basis, he is responsible for researching, developing and managing the strategies employed by the Multi-Hedge Strategies Fund. Mr. Shank graduated summa cum laude with a B.S. degree in Finance from the Massachusetts College of Liberal Arts. He also holds an M.B.A. from the Tepper School of Business – Carnegie Mellon University and an M.S. in Mathematics and Statistics from Georgetown University. Mr. Shank also is a member of the CFA Society of Washington.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

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SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE
The price at which you buy, sell and exchange shares is the net asset value per share, which also is known as NAV.

Each Fund calculates its NAV by:
• Taking the current market value of its total assets
• Subtracting any liabilities
• Dividing that amount by the total number of shares owned by shareholders

Each Fund calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - a Fund will calculate its NAV as of the earlier closing time. For more information, please call 800.820.0888 or visit the Guggenheim Investments website - www.guggenheiminvestments.com.

In calculating NAV, the Funds generally value their investment portfolios based on the market price of the securities as of the time the Funds determine NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund’s NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

Securities traded on a domestic securities exchange (including ETF shares) are usually valued at the last sale price on that exchange on the day valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used.

Debt securities with a remaining maturity greater than 60 days will usually be valued based on independent pricing services. Commercial paper and discount notes with a remaining maturity of 60 days or less may be valued at amortized cost.

With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest, the Fund generally values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.

Total return index swaps will be valued based on the current index value as of the close of regular trading on the NYSE and credit default swaps generally will be valued at the price at which orders are being filled at the close of regular trading on the NYSE. Options contracts will be valued at the option’s last sale price on the exchange on which they are traded and futures contracts will be valued based on the first tick after the close of regular trading on the NYSE. Options on futures contracts and futures contracts traded on the CBOT or A/C/E or other recognized exchange shall be valued at the last trade price prior to the close of regular trading on the NYSE.

For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares.

The Advisor will regularly value the Managed Futures Strategy Fund's investments in structured notes, if any, in accordance with the terms of its agreement at the value of the underlying index or reference asset as of the close of regular trading on the NYSE.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of each Subsidiary’s shares will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

More information about the valuation of the Funds’ holdings can be found in the SAI.

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EXPLANATION OF CERTAIN FUND FEES AND EXPENSES
Acquired Fund Fees and Expenses—As a shareholder in other investment companies, which may include other mutual funds, closed-end funds, and business development companies (the “Acquired Funds”), a Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” are based upon (i) the approximate allocation of the Fund’s assets among the Acquired Funds and (ii) the net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. “Acquired Fund Fees and Expenses” are not direct costs paid by Fund shareholders and do not affect the calculation of the Fund’s net asset value or the Fund’s cost of operations. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

Short Sales Dividend and Interest Expense—“Short Sales Dividend and Interest Expense” is incurred when a Fund short sells a security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate on an equity security, the coupon rate of a fixed income security, and interest expense associated with either, to the lender and records these as an expense of the Fund and reflects these expenses in its financial statements. However, any such dividend or interest expense on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. “Short Sales Dividend and Interest Expense” is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.
Other Expenses—Each Fund’s “Other Expenses of the Subsidiary” includes the transfer agent fees, custodial fees, and accounting and legal expenses that the Subsidiary pays.
BUYING, SELLING AND EXCHANGING FUND SHARES

Class P shares of each Fund are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:

•	Authorized no transaction fee platforms;

•	Authorized fee-based programs of financial intermediaries;

•	Authorized registered investment advisers and discretionary managed account programs;

•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;

•	Authorized retirement platforms of financial intermediaries; and

•	Other authorized intermediaries approved by the Distributor.

Each Fund reserves the right to waive and/or amend the investor eligibility requirements at any time, with or without prior notice to you.

Class P shares of the Funds will be held in an account at a financial intermediary. The Funds' transfer agent, Rydex Fund Services, LLC (the "Transfer Agent"), will have no information with respect to or control over an account of a shareholder of Class P shares of a Fund. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.

TRANSACTION INFORMATION
The Funds accept orders to buy, sell or exchange Fund shares from financial intermediaries on any Business Day. On any day that the NYSE closes early – or as otherwise permitted by the SEC – the Funds reserve the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. On any day that the Funds calculate NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received by the Funds' Transfer Agent. The NYSE holiday schedule is included in the SAI and Guggenheim Investments will post advance notice of early NYSE and Bond Market closings at www.guggenheiminvestments.com.

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All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds' Transfer Agent, Distributor, or authorized dealer. All shareholder transaction orders must be received by the close of the market to receive that day's NAV. Any purchase transaction that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the transaction and receives correct payment by check, wire transfer or ACH.

Each financial intermediary may have its own rules about share transactions, and may impose earlier cut-off times for processing your transaction order.

BUYING FUND SHARES

Each Fund offers its shares continuously and investors may submit purchase orders through their financial intermediary to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within three business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

Each financial intermediary may impose earlier cut-off times for processing your purchase order.

SELLING FUND SHARES

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund through their financial intermediary on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by your financial intermediary.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent to your financial intermediary within seven days of the Funds' Transfer Agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent to your financial intermediary on the next Business Day following the holiday.

EXCHANGING FUND SHARES

An exchange is when you sell shares of one fund and use the proceeds from that sale to purchase shares of another fund. Investors may make exchanges through their financial intermediary on any Business Day of Class P shares of a Fund for Class P shares of any other fund in the Guggenheim Investments family of funds (collectively, the "Guggenheim Funds"), on the basis of the respective NAVs of the shares involved. However, such exchanges may be subject to and limited by the availability of Class P shares of the Guggenheim Funds offered by the participating broker/dealer or financial intermediary. Investors also may make exchanges on any Business Day of Class P shares of a Fund for shares of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus).

Shareholders who hold Class P shares through certain financial intermediaries who either charge periodic fees to their customers for financial planning, investment advisory or asset management programs, or provide such services in connection with the establishment of an investment account for a comprehensive wrap fee may be able to convert their shares to Institutional Class shares, if available. In certain circumstances, shareholders of Class P shares may be

44 | PROSPECTUS

converted automatically by their financial intermediaries. Shareholders should inquire with their financial intermediary regarding the availability of these conversions.

The Guggenheim Funds currently include all closed- and open-end funds (including all of their portfolios) advised by the Advisor, including each series of the Trust, the Guggenheim Funds Trust and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. For more information about the Funds' exchange privileges with other Guggenheim Funds, please contact your financial intermediary or Guggenheim Investments Client Services at 800.020.0888 or 301.296.5100 or visit the Guggenheim Investments website at www.guggenheiminvestments.com. Exchanges of Fund shares for shares of another Guggenheim Fund will be subject to the purchaser eligibility requirements of that Guggenheim Fund, as disclosed in that Guggenheim Fund's prospectus.

Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Guggenheim Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by your financial intermediary prior to the cut-off time of the Guggenheim Fund you are exchanging out of or the Guggenheim Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.

While many of the Rydex Series Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, certain Guggenheim Funds, including the Funds, do not allow unlimited trading. If you are contemplating an exchange for shares of a Guggenheim Fund not offered in this Prospectus, you should obtain and review that Guggenheim Fund's current prospectus before making the exchange. You can obtain a prospectus for any Guggenheim Fund by calling 800.820.0888 or 301.296.5100 or visiting the Guggenheim Investments website at www.guggenheiminvestments.com.

The cut-off times and the exchange limitations for your financial intermediary may be different than those described in this Prospectus.

The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through the financial intermediary through which you opened your shareholder account.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds also may place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you will bear any risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We will not open a new account for non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account

PROSPECTUS | 45

services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOUSEHOLDING
Householding is an option that may be available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Frequent Trading Policy. The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.

For purposes of applying the Funds' policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. The Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUNDS
The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION SERVICES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class P shares that allows the Funds to pay distribution fees to the Distributor and other Service Providers that provide distribution-related services at an annual rate not to exceed 0.25% of average daily net assets. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

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COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. Such compensation, commonly referred to as “revenue sharing,” does not increase Fund expenses and is not reflected in the fees and expenses listed in the Funds expense table in this Prospectus. Compensation may be in the form of cash payments or non-cash compensation and may include ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, one-time payments for ancillary services, such as setting up the Funds on a financial intermediary’s fund trading system, and finder’s fees that vary depending on the Fund or share class and the dollar amount of shares sold. Cash and non-cash compensation may be paid, at the discretion of the Advisor, to certain financial intermediaries who have sold shares of the Funds, promoted the distribution of the Funds, or rendered investor services to Fund shareholders. For example, such payments may be made to financial intermediaries that provide services to the Funds and/or Fund shareholders, including, without limitation, shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the financial intermediaries.

Payments also may be paid to financial intermediaries for providing the Funds with access to third-party platforms, including mutual fund “supermarket” platforms, and for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the financial intermediary provides services to fund shareholders. The Advisor also may pay expenses associated with meetings that facilitate educating financial intermediaries and shareholders about the Funds that are conducted by financial intermediaries. To the extent permitted by applicable law, the Advisor and its affiliates may pay or allow other incentives and compensation to financial intermediaries. Such payments and compensation are in addition to any applicable sales charges, Rule 12b-1 distribution fees, and service fees paid by the Funds. The level of payments made to financial intermediaries will generally vary, but may be significant. The Advisor determines the extent of such payments in its sole discretion in response to requests from financial intermediaries, based on factors it deems relevant, such as the financial intermediary’s sales, assets, share class utilized, and the quality of the financial intermediary’s relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by the Funds. If you own Fund shares on a Fund’s record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUNDS
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies for treatment as a regulated investment company, the Fund pays no federal income tax on the earnings it timely distributes to shareholders.

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One of the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code is that each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“qualifying income”). The status of income derived from swap agreements and other commodity-linked derivative instruments for purposes of this test was addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps will not be considered qualifying income. Accordingly, each Fund currently restricts its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10% of its gross income.

Moreover, certain ETNs, ETFs, and underlying funds may produce income that is not qualifying income for purposes of the 90% test described above. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but a Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.

Each Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. The Advisor intends to conduct each Fund’s investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling. See “Dividends, Distributions and Taxes - Special Tax Considerations” in the SAI.

In addition, each Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. Each Fund has received a private letter ruling from the Internal Revenue Service that concludes that income from the Fund’s investment in its Subsidiary will constitute qualifying income. The Advisor intends to conduct each Fund’s investments in its Subsidiary in a manner consistent with the terms and conditions of its private letter ruling. See “Dividends, Distributions and Taxes – Tax Implications of the Investment in the Subsidiaries” in the SAI.

In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings regarding the investment by registered investment companies in controlled foreign corporations and in commodities-linked derivative instruments. The Internal Revenue Service has indicated that it is reconsidering the position articulated in such private letter rulings. Nevertheless, the Funds are permitted to rely on the conclusion reached in the private letter rulings issued to the Funds until such time the Internal Revenue Service revokes such rulings.

If a Fund fails to satisfy the qualifying income in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  If a Fund fails to qualify as a regulated investment company for any year and these relief provisions are not available, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. If a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

TAX STATUS OF DISTRIBUTIONS

•	Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains.

•	The income dividends you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

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•
For noncorporate shareholders, dividends that are reported as qualified dividend income, if any, are generally taxable at reduced maximum rates to the extent that the applicable Fund receives qualified dividend income and subject to certain limitations. The Funds’ investment strategies may significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income.

•
Distributions of a Fund’s short-term capital gains are taxable as ordinary income. Long-term capital gains will result from gains on the sale or exchange of capital assets held by the Funds for more than one year. Any distributions of net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) that you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable to noncorporate shareholders at reduced maximum rates.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•
Corporate shareholders may be entitled to a dividends-received deduction for any portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations. The Funds’ investment strategies may significantly limit their ability to distribute dividends eligible for the dividends-received deduction.

•	Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

•	Shortly after the close of each calendar year, the Funds will inform you of the amount of your ordinary income dividends and net capital gain distributions received from the Funds.

•
If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

•
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

TAX STATUS OF SHARE TRANSACTIONS
Each sale, exchange, or redemption of Fund shares will generally be a taxable event to you. For tax purposes, an exchange of Fund shares for shares of a different fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

MEDICARE CONTRIBUTION TAX
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

STATE TAX CONSIDERATIONS
The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

COST BASIS
The Funds (or their administrative agents) are required to report to the Internal Revenue Service and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012). Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

PROSPECTUS | 49

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose reports, along with the financial statements and related notes, appear in the Funds' 2014 Annual Reports. The 2014 Annual Reports are available by telephoning the Funds' Transfer Agent at 800.820.0888 or 301.296.5100.

50 | PROSPECTUS

Consolidated Financial Highlights

Managed Futures Strategy Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Class H	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$22.15	$21.23	$23.95	$25.78	$26.81
Income (loss) from investment operations:
Net investment income (loss)[a]	—[b]	(0.20)	(0.38)	(0.44)	(0.42)
Net gain (loss) on investments (realized and unrealized)	2.24	1.12	(2.34)	(1.39)	(0.61)
Total from investment operations	2.24	0.92	(2.72)	(1.83)	(1.03)
Less distributions from:
Net investment income	(0.28)	—	—	—	—
Total distributions	(0.28)	—	—	—	—
Redemption fees collected	—	—	—	—	—[c]
Net asset value, end of period	$24.11	$22.15	$21.23	$23.95	$25.78
Total Return[d]	10.06%	4.33%	(11.32%)	(7.14%)	(3.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$180,872	$191,400	$501,109	$1,059,988	$1,199,718
Ratios to average net assets:
Net investment loss	0.01%	(0.94%)	(1.70%)	(1.75%)	(1.66%)
Total expenses[e]	1.75%	1.75%	1.95%	2.05%	2.04%
Net expenses[f]	1.68%	1.68%	1.89%	1.97%	1.97%
Portfolio turnover rate	83%	102%	172%	72%	148%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Net investment income (loss) is less than $0.01 per share.

[c]	Redemption fees collected are less than $0.01 per share.

[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[e]	Does not include expenses of the underlying funds in which the Fund invests.

[f]	Net expense information reflects the expense ratios after expense waivers.

PROSPECTUS | 51

Consolidated Financial Highlights

Multi-Hedge Strategies Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Class H	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$23.04	$22.69	$22.23	$21.67	$20.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(0.25)	(0.19)	(0.36)	(0.27)	(0.43)
Net gain (loss) on investments (realized and unrealized)	1.36	0.54	0.82	0.99	1.52
Total from investment operations	1.11	0.35	0.46	0.72	1.09
Less distributions from:
Net investment income	(0.19)	—	—	(0.16)	—
Total distributions	(0.19)	—	—	(0.16)	—
Redemption fees collected	—	—	—	—	—[b]
Net asset value, end of period	$23.96	$23.04	$22.69	$22.23	$21.67
Total Return[c]	4.77%	1.54%	2.02%	3.39%	5.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,411	$50,990	$66,818	$66,161	$44,421
Ratios to average net assets:
Net investment income (loss)	(1.09%)	(0.82%)	(1.59%)	(1.25%)	(2.08%)
Total expenses[d]	2.87%	2.75%	3.07%	2.78%	3.69%
Net expenses[e,f]	2.82%	2.71%	3.03%	2.65%	3.54%
Portfolio turnover rate	304%	302%	465%	433%	993%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Redemption fees collected are less than $0.01 per share.

[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expense information reflects the expense ratios after expense waivers.

[f]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented would be:

12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
1.42%	1.40%	1.40%	1.41%	1.41%

52 | PROSPECTUS

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2015. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You also may review and copy documents at the SEC’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by emailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or 301.296.5100, visiting the Guggenheim Investments website at www.guggenheiminvestments.com, or writing to Rydex Series Funds at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or Guggenheim Investments. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust’s U.S. Securities and Exchange Commission registration number is 811-07584.

PROSPECTUS | 53

805 King Farm Boulevard, Suite 600
Rockville, MD 20850
800.820.0888
guggenheiminvestments.com

Mutual Funds	|	Alternative	|	5.1.2015

Guggenheim Funds Prospectus
Class Y

Ticker Symbol	Fund Name
RYYMX	Managed Futures Strategy Fund

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MFLSY-1-0515x0516	guggenheiminvestments.com

FUND SUMMARY
(Includes Investment Objective; Fees and Expenses; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries)

Alternative Fund
Managed Futures Strategy Fund	1
More Information About the Trust and the Fund	12
Management of the Fund	27
Shareholder Information	29
Buying, Selling and Exchanging Fund Shares	30
Buying Fund Shares	30
Selling Fund Shares	34
Exchanging Fund Shares	36
Account Policies	38
Dividends and Distributions	40
Additional Tax Information	40
Financial Highlights	43
Additional Information	45

i | PROSPECTUS

MANAGED FUTURES STRATEGY FUND

INVESTMENT OBJECTIVE
The Managed Futures Strategy Fund (the “Fund”) seeks to achieve absolute returns.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	0.95%
Other Expenses	0.49%
Other Expenses of the Fund	0.46%
Other Expenses of the Subsidiary	0.03%
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses*	1.53%
Fee Waiver**	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver*	1.46%

*
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

**
The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$149	$462	$797	$1,746

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash

PROSPECTUS | 1

instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve absolute returns. The Fund intends to invest in multiple proprietary and third-party investment strategies that seek to identify and profit from upcoming movements in any combination of global fixed income, currency, commodity, or equity markets.

The strategies maybe quantitative or fundamental in nature, and may use market data and macroeconomic analysis to determine positions. The proprietary strategies may range from broad strategies that seek to provide exposure to all markets to focused strategies that seek to provide exposure to a single asset class, sector, or market.

The Fund generally will take a long position in a particular asset class, sector or market that the Advisor expects to rise in value and generally will take a short position in a particular asset class, sector or market that the Advisor expects to fall in value. The Fund may also take a long position in a particular asset class, sector or market that the Advisor expects to fall in value and may also take a short position in a particular asset class, sector, or market that the Advisor expects to rise in value to manage the risk of the Fund’s positions and strategies.

The Advisor sets both the long-term strategic weights across individual strategies, or group of strategies, as well as short-term tactical weightings, which may deviate from long-term strategic weights due to short-term market risks or opportunities. The Advisor will employ both quantitative and qualitative methods to assess and manage the level of risk and to seek to improve returns of the Fund over time. The Advisor in its discretion may establish long positions in excess of its short positions, and short positions in excess of its long positions; however, the Fund’s short positions will be fully covered consistent with applicable law at all times.

The estimated risk of each position as measured by volatility, relative strengths of signals, certain macroeconomic views of the Advisor, and other factors, may be used to determine the relative size of positions. Risk-management strategies may be employed and seek to manage risk, improve returns over time, and mitigate declines in the market price of the Fund.

The Fund will seek to implement its investment strategies by investing in: commodity, currency, equity, fixed income and other futures, forwards, options, and options on futures; exchange-traded funds (“ETFs”); other pooled investment vehicles that provide exposure to the commodity, currency, equity and fixed income futures markets; commodity, currency, and financial-linked instruments, such as swap agreements; exchange-traded notes (“ETNs”); and common stock. Certain of the ETFs and pooled investment vehicles in which the Fund may invest are managed and serviced by the Advisor and/or its affiliates. The Fund may purchase and sell options and futures contracts and swap agreements. Certain of the Fund's investments may expose the Fund to the risks of investing in emerging market countries.

Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the “1940 Act”) or to meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant.

The Fund’s derivatives investments will be used both to obtain exposure to the commodity, currency, equity, and fixed income markets and to manage risk and limit exposure created by certain of the Fund’s investments. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. The Fund also intends to enter into short sales and invest in short positions of certain investments.

2 | PROSPECTUS

The Fund expects, under normal circumstances, to buy debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. The Fund may hold a diversified portfolio of fixed instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold, without limitation, government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less. In addition, the Fund may invest, without limitation, in bank obligations, which may include certificates of deposit, commercial paper, asset-backed commercial paper, unsecured bank promissory notes, bank loans, bankers’ acceptances, and time deposits. The Fund may also invest, without limitation, in other short-term instruments, such as loan participations, commercial paper, and repurchase agreements. The Fund will enter into repurchase agreements only with counterparties that are deemed to present acceptable credit risks. Bank obligations may be issued or backed by U.S. banks or be U.S. dollar-denominated obligations issued or guaranteed by foreign banks.

The Fund may invest, without limitation, in U.S. dollar-denominated investment grade debt securities, and may invest no more than 20% of assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Advisor believes are of comparable quality. The Fund also may invest, without limitation, in mortgage-backed securities or in other asset-backed securities, including to-be-announced transactions. The Fund may invest, without limitation, in U.S. dollar-denominated debt securities of foreign issuers, including emerging market issuers, and may invest up to 10% of its assets in sovereign and corporate debt securities denominated in foreign currencies. The Advisor may attempt, but is not obligated, to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund also may invest up to 25% of its assets in municipal securities.

Under certain circumstances the Fund may invest a substantial portion of its assets in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for liquidity management purposes, including in order to increase yield on liquid investments used to collateralize derivatives positions. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity, currency, equity, and fixed income futures, and financial-linked instruments, as well as other instruments that in combination have economic characteristics similar or equivalent to those of commodity, currency, equity, and fixed income futures contracts. This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) as measured at the end of every quarter of the Fund's taxable year. The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodity market.

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

PROSPECTUS | 3

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in these securities generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

BANK OBLIGATIONS RISK—The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but are also subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.

CALL RISK/PREPAYMENT RISK—During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

CLO RISK— Through its investments in other investment companies, the Fund may have exposure to CLOs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests.

COMMODITY-LINKED DERIVATIVES INVESTMENT RISK—The Fund may invest directly and indirectly in commodity-linked derivative instruments. The value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder’s interest in the Fund.

COUNTERPARTY CREDIT RISK—The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

CREDIT RISK—The Fund could lose money if the issuer or guarantor of a debt instrument in which it invests or a counterparty to a derivatives transaction or other transaction becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The issuer of a debt instrument, such as a bond, could also suffer a decrease in quality rating, which may affect the volatility of the price and liquidity of the bond.

4 | PROSPECTUS

CURRENCY RISK—The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies. The Fund may attempt to, but is not obligated to, hedge its currency exposure. However, currency hedging strategies may not effectively eliminate all currency risk.

DERIVATIVES RISK—The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Certain risks are specific to the derivatives in which the Fund invests.

SWAP AGREEMENTS RISK—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.

OPTIONS RISK—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

EARLY CLOSING RISK—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK—The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

PROSPECTUS | 5

EXCHANGE-TRADED NOTES (ETNs) RISK—The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

EXTENSION RISK—An issuer may exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund’s performance may suffer from its inability to invest in higher yielding securities.

FINANCIAL SERVICES SECTOR RISK—To the extent that certain of the Fund’s investments are exposed to issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Such issuers include counterparties with which the Fund may enter into swap agreements or other contractual instruments. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact on a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses.

FOREIGN ISSUER EXPOSURE RISK— The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund’s exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.

INCOME RISK—Falling interest rates may cause the Fund’s income to decline.

INTEREST RATE RISK—The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Fixed income securities with longer durations are subject to greater volatility than those with shorter durations. Thus, if interest rates rise sharply, the value of the Fund’s fixed income investments and share price could decline. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

INVESTMENT IN INVESTMENT VEHICLES RISK—Investing in other investment vehicles, including, ETFs, closed-end funds, affiliated short-term fixed-income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment vehicles. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying investment vehicles.

INVESTMENTS IN LOANS RISK—Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally

6 | PROSPECTUS

below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

INVESTMENT IN THE SUBSIDIARY RISK—The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiary, the Fund is exposed to the risks of the Subsidiary’s investments, which in turn will be exposed primarily to the risks of investing in the commodities markets.  The Fund also will incur its pro rata share of the expenses of the Subsidiary.  In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK—Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive.  These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.

ISSUER SPECIFIC RISK—A decrease in the value of the securities of an issuer or guarantor of a debt instrument held by the Fund may cause the value of your investment in the Fund to decrease. The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.

LARGE-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK—The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivatives or other financial instrument and, thus, in the value the Fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

LIQUIDITY RISK—In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. While the Fund intends to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a “limit move,” it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK—The market value of the securities and derivatives held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Fund in a different country or geographic region.

MID-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PROSPECTUS | 7

PORTFOLIO TURNOVER RISK—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

PREPAYMENT RISK—The Fund’s investments in or exposure to fixed income investments subjects the Fund to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

REPURCHASE AGREEMENT RISK—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

SECTOR RISK—Through its investments in futures and similar instruments, the Fund may have significant exposure to one or more of the energy, precious and industrial metals, and agriculture sectors. As a result of this investment exposure, the Fund will be more susceptible to the risks associated with each sector than a fund that does not invest in such a manner. To the extent that the Fund has significant exposure to any of the energy, precious and industrial metals, and/or agriculture sectors, the Fund is subject to the risk that those sectors will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.

SHORT SALES RISK—Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TAX RISK—To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. The Fund has received a private letter ruling from the Internal Revenue Service that the income attributable to its investment in the Subsidiary will be qualifying income. The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a regulated investment company. The Fund has also received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Internal Revenue Service has currently suspended the issuance of private letter rulings similar to the rulings received by the Fund. While the Fund is still permitted to rely on its private letter rulings, there is no guarantee that the Internal Revenue Service will not revoke its position as articulated in the private letter rulings in the future. Such action could adversely affect the Fund's ability to achieve its investment objective. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

8 | PROSPECTUS

TEMPORARY DEFENSIVE INVESTMENT RISK— The Advisor generally does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.

TRADING HALT RISK—If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class Y shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Class Y shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund’s investment objective and/or principal investment strategies changed on July 11, 2011, September 27, 2012, and January 29, 2013. Prior to January 29, 2013, the Fund sought to achieve positive absolute returns using an investment methodology based primarily on the systematic rules-based trend-following strategy of the S&P Diversified Trends Indicator® (the “S&P DTI”). Prior to July 11, 2011, the Fund sought to provide investment results that matched, before fees and expenses, the performance of the S&P DTI. Therefore, the performance and average annual total returns shown for periods prior to January 29, 2013 may have differed had the Fund’s current investment objective and principal investment strategy been in effect during those periods.

Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling Guggenheim Investments Client Services at 800.820.0888.

Highest Quarter Return		Lowest Quarter Return
Q4 2013	7.02%	Q2 2012	-5.98%

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AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2014)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Y Class	Past 1 Year	Since Inception (3/29/2010)
Return Before Taxes	10.40%	-0.84%
Return After Taxes on Distributions	9.84%	-0.94%
Return After Taxes on Distributions and Sale of Fund Shares	5.88%	-0.68%
BoFA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.04%	0.09%

MANAGEMENT

INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum , CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Jayson Flowers , Senior Managing Director. Mr. Flowers has been associated with the Advisor since 1998.

•	Ryan A. Harder , CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

•	B. Scott Minerd , Global Chief Investment Officer. Mr. Minerd has been associated with the Advisor since 1998.

PURCHASE AND SALE OF FUND SHARES
If you are an eligible investor, you may purchase shares of the Fund through an authorized broker-dealer or directly from the Fund by mail at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by telephone at 1-800.820.0888. Shares may be purchased by automated clearing house (ACH), by check, or by bank wire. Shares may be redeemed on any day the NAV is calculated. You may receive redemption proceeds by ACH, by check, or by bank wire.

Eligible investors for Class Y shares include the following:

•	Institutions that hold omnibus accounts and do not require revenue sharing or service fee payments on those shares;

•	Retirement platforms that hold omnibus accounts and do not require revenue sharing or service fee payments on those shares;

•	College savings plan accounts under Section 529 of the Internal Revenue Code of 1986, as amended;

•	Funds of Funds advised by Security Investors, LLC, or its affiliates;

•	Funds of Funds advised by unaffiliated investment advisers; and

•	Institutions that invest the minimum initial investment amount in the Fund, which is $25,000,000.
The investor eligibility requirements may be amended from time to time, with or without prior notice to you. In addition, the Fund reserves the right to modify its minimum account balance requirements at any time, with our without prior notice to you.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your

10 | PROSPECTUS

shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.

TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.

PROSPECTUS | 11

MORE INFORMATION ABOUT THE TRUST AND THE FUND

Rydex Series Funds (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds, that are grouped into several categories according to each fund’s investment strategy. This Prospectus describes the Class Y shares of the Fund.

The acquisition of shares of the Trust’s funds by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, however, has been granted an exemptive order by the U.S. Securities and Exchange Commission (the "SEC") that permits registered investment companies to invest in the Trust’s funds beyond those limitations subject to conditions set forth in the exemptive order. The Fund, however, is not currently eligible for investment in excess of the Section 12(d)(1) limitations in reliance on the Trust's exemptive order. Accordingly, registered investment companies that would like to invest in the Fund must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

INVESTMENT OBJECTIVE
The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

With respect to the Fund’s investment in the Subsidiary, please refer to “Investment Policies, Techniques, and Risk Factors” in the Fund’s Statement of Additional Information (the “SAI”) for more information about the operation and management of the Subsidiary.

PRINCIPAL INVESTMENT STRATEGIES
While the Fund seeks to target return characteristics similar to those achieved by certain hedge fund strategies, the Fund is a registered investment company and, thus, is subject to the comprehensive regulatory scheme of the 1940 Act and other federal securities laws. As a result, the Fund is not permitted to engage in certain investment activities to the same extent as hedge funds, such as borrowing and leverage and, therefore, may seek to achieve its investment objective through the use of investment techniques that differ from those employed by hedge funds.

The Advisor develops and implements structured investment strategies designed to achieve the Fund’s investment objective. The Advisor uses quantitative methods to construct a portfolio for the Fund. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund’s investment universe in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

The Fund’s investment policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures” is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For these purposes “managed futures” are investments in commodity, currency, equity, and fixed income futures, and financial-linked instruments, as well as other instruments that in combination have economic characteristics similar or equivalent to those of commodity, currency, equity, and fixed income futures contracts.

Investment in the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund and subject to the limits on leverage imposed by the 1940 Act. For more information about applicable federal tax requirements, please see “Additional Tax Information.”

It is expected that the Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary is considered to be a commodity pool and therefore, subject to regulation under the Commodity Exchange Act. The Commodity Futures Trading Commission (“CFTC”), however, has not passed upon the merits on an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of this Prospectus.

The Advisor will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As

12 | PROSPECTUS

a result, the level of the Fund’s investment in the Subsidiary will vary based on the Advisor’s use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary.

To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same segregation and asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Fund) and will follow the same compliance policies and procedures as the Fund. The Subsidiary is managed by the Advisor and is overseen by its own board of directors. However, because the Fund is the sole shareholder in the Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities.

For more information about the operation and management of the Subsidiary, please see “Investment Policies, Techniques, and Risk Factors” in the Fund’s SAI.

PRINCIPAL INVESTMENT RISKS
The following section provides additional information regarding the principal risks summarized under “Principal Risks” in the Fund Summary.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK—The Fund may invest in asset-backed securities, including mortgage-backed securities and structured investment vehicles (“SIVs”), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. As an investor, the Fund will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to mortgage-backed securities, makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, principally automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables may back asset-backed securities in which the Fund may invest. The Fund may invest in or have exposure to these and other types of asset-backed securities that may be developed in the future. The pool provides the interest and principal payments to investors. Asset-backed securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities. Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations—familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.”

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks.

BANK OBLIGATIONS RISK—The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset

PROSPECTUS | 13

quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but are also subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.

CAPITALIZATION SECURITIES RISK—The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund’s portfolio may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to the components in its portfolio, it is subject to the risk that the predominate capitalization range represented in its portfolio may outperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

CLO RISK—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. However an active dealer market may exist for CLOs allowing a CLO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers.

COMMODITY-LINKED DERIVATIVES INVESTMENT RISK—The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund’s investments in commodity-linked derivatives are subject to a substantial risk of loss. When the Fund purchases or sells a commodity futures contract, sells a commodity option or engages in off-exchange foreign currency trading, it may sustain a total loss of the initial margin or other monies posted by the Fund to establish or maintain its position. If the market moves against the Fund’s position, it may be required to post additional monies to maintain its position, which also are subject to total loss. If the Fund chooses not to post additional monies to maintain a position, it may be forced to liquidate the position at a loss. The Fund’s investment in commodity-related investment products may lead to substantial losses, which can significantly and adversely affect the net asset value (“NAV”) of the Fund and, consequently, a shareholder’s interest in the Fund.

INDEX-LINKED AND COMMODITY-LINKED “STRUCTURED” SECURITIES—The Fund invests in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are “commodity-linked” or “index-linked” securities. They are sometimes referred to as “structured securities” because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the

14 | PROSPECTUS

Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

COUNTERPARTY CREDIT RISK—The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties which may increase the Fund’s exposure to counterparty credit risk. The Advisor considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Advisor regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with. Swap agreements also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

To the extent the Fund’s financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT RISK—It is possible that some issuers of fixed-income securities will not make payments on debt securities and derivatives held by the Fund or there could be defaults on repurchase agreements held by the Fund. This risk may be especially acute with respect to high yield securities (i.e., “junk bonds”). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for the Fund to sell. Any applicable limitation on the credit quality of a security in which the Fund may invest is applied at the time the Fund purchases the security.

Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings. Investment grade securities are fixed-income securities that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by the Advisor to be of comparable quality. Investment grade securities are designated BBB, A, AA or AAA by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc. and Dominion Bond Rating Service Ltd., and Baa, A, Aa or Aaa by Moody’s Investors Service, or have been determined by the Advisor to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Advisor’s credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and market conditions, and global market conditions.

PROSPECTUS | 15

The bank loans and corporate debt securities in which the Fund may invest are generally rated lower than investment grade credit quality, e.g., rated lower than “Baa” by Moody’s Investors Service (“Moody’s”) or “BBB” by Standard & Poor’s Corporation (“S&P”), or have been issued by issuers who have issued other debt securities which, if rated, would be rated lower than investment grade credit quality. Bridge loans in which the Fund may invest are generally unrated although the borrowers and their loans typically would be rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Advisor and not on rating agency evaluations. This analysis may be difficult to perform. Information about a syndicated bank loan and its issuer generally is not available in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws and generally little public information exists about these companies. Generally, however, issuers are required to provide financial information to lenders, and information may be available from other loan participants or agents that originate or administer syndicated bank loans.

CURRENCY RISK—The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in sovereign debt levels and trade deficits; domestic and foreign inflation and interest rates and investors’ expectations concerning those rates; currency exchange rates; investment and trading activities of other funds, including hedge funds and currency funds; and global or regional political, economic or financial events and situations and the imposition of currency controls or other political developments in the U.S. or abroad. The Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions. Currency hedging transactions generally involve buying currency forward, options or futures contracts. Not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. Currency hedging strategies also may reduce the potential returns of the Fund. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

DERIVATIVES RISK—The Fund may invest a percentage of its assets in derivatives, such as swaps, futures contacts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the Fund’s portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses. Certain risks are specific to the types of derivatives in which the Fund invests.

As an investment company registered with the SEC, the Fund must segregate liquid assets or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales.  In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value.

The Fund may enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net  amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid.

The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).  In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or

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“earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.  In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).  Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.  However, such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By segregating or “earmarking” assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments.  The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Historically, advisers to registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, and swaps) have been able to claim an exclusion pursuant to CFTC Regulation 4.5. from the commodity pool operator (“CPO”) registration requirement prescribed by the Commodity Exchange Act (“CEA”).  In February 2012, the CFTC adopted substantial amendments to that regulation.  As a result of the amendments, a fund must either operate within certain trading and marketing limitations with respect to the fund’s use of financial instruments subject to regulation by the CFTC, or the fund’s investment adviser must register with the CFTC as a CPO subjecting the investment adviser and the fund to regulation by the CFTC.  Under the amended rules, an investment adviser of a fund may claim an exclusion from registration as a CPO only if the fund it advises uses futures contracts, options on such futures, commodity options, and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts and complies with certain marketing restrictions.

The Advisor is not eligible to claim the exclusion from registration with respect to the Fund and its Subsidiary. As a result, the Advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary, which are considered commodity pools under the CEA.  On August 13, 2013, the CFTC issued the final harmonization rule release specifying the disclosure, reporting and recordkeeping requirements that apply to the Advisor, the Fund and the Subsidiary.  Compliance with the CFTC’s new disclosure, reporting and recordkeeping requirements could increase Fund and Subsidiary expenses.  The Fund and the Subsidiary also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with certain of these requirements may adversely affect the Fund’s and the Subsidiary’s ability to obtain exposure to certain investments and the commodities markets generally.

The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Fund, and may issue new guidance.  It is not clear whether or when such new guidance will be published or what the content of such guidance may be.  The regulation of commodity and derivative transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.  The effect of any future regulatory change on the Fund and the Subsidiary is impossible to predict, but could be substantial and adverse to the Fund and the Subsidiary.

SWAP AGREEMENTS RISK—Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including but not limited to total return swaps, index swaps, interest rate swaps and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.

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Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

OPTIONS CONTRACTS RISK—The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.

Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.

HYBRID SECURITIES—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

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EARLY CLOSING RISK—The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK—The Fund may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s portfolio will decline or fluctuate dramatically from day to day due to volatility in the equity market. Such volatility could cause equity securities and equity-based derivatives to underperform other segments of the market as a whole. The equity market is volatile and can experience increased volatility for a variety of reasons, including as a result of general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure. Equity securities generally have greater price volatility than fixed income securities.

EXCHANGE-TRADED NOTES (ETNs) RISK—The Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

EXTENSION RISK—When interests rate rise, an issuer may exercise its right to pay principal on an obligation, particularly asset-backed and mortgage-backed securities, later than expected. Under these circumstances, the value of the obligation will decrease and the Fund’s performance may suffer from its inability to invest in higher yielding securities.

FOREIGN ISSUER EXPOSURE RISK—The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against

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dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. Successful investment high yield securities and unrated securities of similar quality involves greater investment risk and is highly dependent on the Advisor’s credit analysis. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

INCOME RISK—The Fund is subject to income risk, which is the risk that the Fund's income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

INTEREST RATE RISK—Investments in fixed-income securities and financial instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows. Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

CHANGING FIXED INCOME MARKET CONDITIONS—Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

INVESTMENT IN INVESTMENT VEHICLES RISK—The Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost-efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. While the risks of owning shares of an investment company generally reflect the risks

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of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.

CLOSED-END FUND RISK —The Fund may invest in shares of closed-end funds in pursuit of its investment objective. Unlike conventional mutual funds which continually offer new shares for sale to the investing public, closed-end funds are exchange-traded and issue only a limited number of shares of stock. As such, closed-end funds may trade at a discount to their net asset value. In addition, closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.  Closed-end funds also may employ leverage to a greater extent than mutual funds.

EXCHANGE-TRADED FUND (ETF) RISK—The Fund may invest in shares of ETFs in pursuit of its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. The Fund also may invest in other types of exchange-traded investment products such as commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT IN LOANS RISK—Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or

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assignment. The Fund may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Fund.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

The Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

The Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

INVESTMENT IN THE SUBSIDIARY RISK—The Fund may invest in the Subsidiary. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary’s portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK—The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of derivatives, including futures contracts, options and swap agreements, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in the securities underlying the Fund’s derivatives investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.

ISSUER SPECIFIC RISK—The value of a security may increase or decrease for a number of reasons which directly relate to the issuer. A decrease in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

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LEVERAGING RISK—The Fund may invest in leveraged instruments in pursuit of its investment objective. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

LIQUIDITY RISK—In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see “Calculating Net Asset Value.”

MARKET RISK—Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in greater liquidity risk. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. These market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

NON-DIVERSIFICATION RISK—To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK—Certain of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivatives transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK—The Fund’s strategies may involve the frequent purchase and sale of portfolio securities. Such frequent and active trading may lead to significantly higher transaction costs for the Fund because of increased broker commissions associated with such transactions. The Fund calculates portfolio turnover without including the short term cash instruments or derivatives transactions that comprise the majority of the Fund's trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher. Portfolio turnover may cause the Fund’s performance to be less than you expect.

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PREPAYMENT RISK—The issuers of securities held by the Fund or investment companies in which the Fund invests may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

REPURCHASE AGREEMENT RISK—The Fund will enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund will enter into repurchase agreements only with counterparties that the Advisor believes present acceptable credit risks, and the collateral securing the repurchase agreements generally will be limited to U.S. government securities and cash. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before the Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period.

SECTOR RISK—The Sector Risk applicable to the Fund is as follows:

AGRICULTURE SECTOR RISK—The risk that the securities of issuers in the agriculture sector that the Fund purchases will underperform the market as a whole.  To the extent that the Fund’s investments are exposed, directly and indirectly, to the agriculture sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and increased competition affecting the agriculture sector. In addition, investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of a direct or indirect investment in the agriculture sector could decline, which would adversely affect an investment in the Fund if it held such an investment.

ENERGY SECTOR RISK—The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund’s investments are exposed to issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy and energy commodities sectors. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

FINANCIAL SERVICES SECTOR RISK—The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the financial services sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financial services sector. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets

24 | PROSPECTUS

generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

PRECIOUS METALS AND INDUSTRIAL SECTOR RISK—The risk that the relatively few securities of, or financial instruments tied to the performance of, issuers in the mining industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the precious and/or industrial metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious and industrial metals. The prices of precious and industrial metals and securities of precious and industrial metals companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

SHORT SALES RISK—Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund also is required to segregate other assets (not including the proceeds from the short sale) on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance also may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

TAX RISK—In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Fund must derive at least 90% of its gross income each taxable year from sources generating qualifying income, which is described in more detail in the SAI. Income derived from direct and certain indirect investments in commodities is not qualifying income.

The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the Internal Revenue Service that concludes that income from the Fund’s

PROSPECTUS | 25

investment in the Subsidiary will constitute qualifying income. The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of the private letter ruling.

The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. The Advisor intends to conduct the Fund’s investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling.

The status of income derived from certain commodity-linked derivative instruments was addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments will not be considered qualifying income. If the Fund invests directly in commodity-linked derivative instruments and similar instruments that are not addressed in the private letter ruling, it will seek to restrict the resulting income from such instruments so that, when combined with its non-qualifying income, such income amounts to less than 10% of its gross income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings regarding the investment by registered investment companies in controlled foreign corporations and in commodities-linked derivative instruments. The Internal Revenue Service has indicated that it is reconsidering the position articulated in such private letter rulings. Nevertheless, the Fund is permitted to rely on the conclusion reached in a private letter ruling issued to it until such time as the Internal Revenue Service revokes such ruling. Please see “Dividends, Distributions and Additional Tax Information” for more information.

TEMPORARY DEFENSIVE INVESTMENT RISK—The Fund may be affected by a general decline in market specific market segments or the market as a whole. The Fund invests in securities included in a specific market segment, such as the commodity and financial futures markets, in an effort to achieve its investment objective and regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining markets. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.

TRADING HALT RISK—The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR
The Advisor, Security Investors, LLC, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor is a registered investment adviser and s a registered commodity pool operator. The Advisor has served as the investment adviser of the Fund since its inception.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund’s investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2014 based on the average daily net assets of the Fund, as set forth below:

FUND	ADVISORY FEE
MANAGED FUTURES STRATEGY FUND	0.90%
The Fund invests in the Subsidiary. The Subsidiary has entered into a separate advisory agreement with the Advisor for the management of its portfolio pursuant to which the Subsidiary pays the Advisor a management fee at the same rate that the Fund pays the Advisor for services provided to the Fund. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary as discussed in more detail under “Management of the Subsidiary” below.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor’s parent company, Guggenheim Capital, LLC and its affiliates, in connection with services provided to the Fund and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board’s approval of the Fund's investment advisory agreement in June 2014 is available in the Fund's June 2014 Semi-Annual Report to Shareholders, which covers the period January 1, 2014 to June 30, 2014. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement in May 2015 will be available in the Fund's June 2015 Semi-Annual Report to Shareholders, which covers the period January 1, 2015 to June 30, 2015.
MANAGEMENT OF THE SUBSIDIARY
As with the Fund, the Advisor is responsible for the selection of the Subsidiary’s investments and the administration of the Subsidiary’s investment program pursuant to a separate investment advisory agreement between the Advisor and the Subsidiary. Under the advisory agreement, the Advisor provides the Subsidiary with the same type of management subject to the same terms as are provided to the Fund. The Subsidiary also has entered into separate contracts for the provision of custody, transfer agency and administrative, and audit services with the same service providers that provide those services to the Fund.

The Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary’s portfolio, as follows:

SUBSIDIARY	ADVISORY FEE
MANAGED FUTURES STRATEGY CFC	0.90%
As stated above, the Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund’s Board of Trustees. The rate of the management fee paid directly or indirectly by the Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and the Subsidiary, and may not increase without the prior approval of the Board of Trustees and a majority of the Fund’s shareholders. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and administrative, and audit services that it receives which are specific to the Subsidiary and not duplicative of services provided to the Fund. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to

PROSPECTUS | 27

the value of the Fund’s assets. Please see the SAI for more information about the organization and management of the Subsidiary.

PORTFOLIO MANAGEMENT
The Fund is managed by a team of investment professionals. On a day-to-day basis, Messrs. Michael P. Byrum, B. Scott Minerd, Jayson Flowers and Ryan Harder are jointly and primarily responsible for the day-to-day management of the Fund. Biographical information for each of the portfolio managers is listed below.

Michael P. Byrum , CFA, Senior Vice President—Mr. Byrum has ultimate responsibility for the management of the Fund. In addition to generally overseeing all aspects of the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Flowers, Harder and Minerd. He has been associated with the Advisor since it was founded in 1993. During this time, he has played a key role in the development of the firm’s investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100 ® , Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 ® Strategy and Inverse NASDAQ-100 ® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for the Advisor in 1998, and Executive Vice President in 2000. Prior to joining the Advisor, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Jayson Flowers, Senior Managing Director—Mr. Flowers joined Guggenheim in 1998 and serves as the Head of Guggenheim’s Equity and Derivative Strategies. Mr. Flowers has more than 16 years of experience in the financial markets with concentration in risk management and trading across various sectors of the capital structure. His investment experience ranges in expertise from structured product investments and asset-backed securities, to trading U.S. Government agencies, foreign sovereign debt, commodities, indexed futures, derivatives and global equity arbitrage. Prior to Guggenheim, Mr. Flowers was a co-founder and partner of Adventure Capital, a boutique venture capital and merchant banking company. Previously, Mr. Flowers worked at Credit Suisse First Boston, Dominick & Dominick Inc., and Coopers & Lybrand. Mr. Flowers holds a B.A. in Economics from Union College.

Ryan A. Harder, CFA, Portfolio Manager—Mr. Harder is involved in the management of each series of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Funds. Mr. Harder joined the Advisor in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining the Advisor, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

B. Scott Minerd, Global Chief Investment Officer—Mr. Minerd joined Guggenheim Partners in 1998. Mr. Minerd is Global Chief Investment Officer of Guggenheim Partners Asset Management (“GPAM”) and its affiliate, Guggenheim Investment Management, LLC (“GIM”), and a Managing Partner of Guggenheim Partners. Mr. Minerd guides the investment strategies of the sector portfolio managers. He was formerly a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest rate swaps trading business units. Previously, Mr. Minerd was Morgan Stanley’s London based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivatives securities and money market products in 12 European currencies and Asian markets. Mr. Minerd has also held capital markets positions with Merrill Lynch and Continental Bank. Prior to that, he was a Certified Public Accountant and worked for the public accounting firm of PricewaterhouseCoopers LLP. Mr. Minerd holds a B.S. degree in Economics from the Wharton School, University of Pennsylvania, Philadelphia, and has completed graduate work at the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania. Mr. Minerd is a regular featured guest on FOX Business News, Bloomberg Television, and CNBC sharing his insight on today’s financial climate.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

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SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE
The price at which you buy, sell and exchange shares is the net asset value per share, which also is known as NAV.

The Fund calculates its NAV by:
• Taking the current market value of its total assets
• Subtracting any liabilities
• Dividing that amount by the total number of shares owned by shareholders

The Fund calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Fund will calculate its NAV as of the earlier closing time. For more information, please call 800.820.0888 or visit the Guggenheim Investments website - www.guggenheiminvestments.com.

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

Securities traded on a domestic securities exchange (including ETF shares) are usually valued at the last sale price on that exchange on the day valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used.

Debt securities with a remaining maturity greater than 60 days will usually be valued based on independent pricing services. Commercial paper and discount notes with a remaining maturity of 60 days or less may be valued at amortized cost.

With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which the Fund may invest, the Fund generally values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.

Total return index swaps will be valued based on the current index value as of the close of regular trading on the NYSE and credit default swaps generally will be valued at the price at which orders are being filled at the close of regular trading on the NYSE. Options contracts will be valued at the option’s last sale price on the exchange on which they are traded and futures contracts will be valued based on the first tick after the close of regular trading on the NYSE. Options on futures contracts and futures contracts traded on the CBOT or A/C/E or other recognized exchange shall be valued at the last trade price prior to the close of regular trading on the NYSE.

For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares.

The Advisor will regularly value the Fund’s investments in structured notes, if any, in accordance with the terms of its agreement at the value of the underlying index or reference asset as of the close of regular trading on the NYSE.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of the Subsidiary’s shares will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

More information about the valuation of the Fund’s holdings can be found in the SAI.

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EXPLANATION OF CERTAIN FUND FEES AND EXPENSES
Other Expenses—The Fund's “Other Expenses of the Subsidiary” includes the transfer agent fees, custodial fees, and accounting and legal expenses that the Subsidiary pays.

BUYING, SELLING AND EXCHANGING FUND SHARES

Class Y shares are offered directly through the Fund’s transfer agent, Rydex Fund Services, LLC, and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT
You will need to open a Guggenheim Investments shareholder account to make share transactions – buy, sell or exchange shares of the Fund directly with Guggenheim Investments. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You also may visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”

TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Fund’s transfer agent, Rydex Fund Services, LLC, the Fund's distributor, Guggenheim Funds Distributors, LLC (the “Distributor”), or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day’s trading activity to the Advisor. Any purchase transaction that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the transaction and receives correct payment by check, wire transfer or ACH.

METHOD	CUT-OFF TIME
By Financial Intermediary	Market Close*

*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary, which may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Not all financial intermediaries are authorized to sell shares of the Fund. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

BUYING FUND SHARES

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within three business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Fund’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. For information regarding the minimum initial investment amount applicable to purchases of Class Y shares of the Fund, please see the Fund’s summary section earlier in this Prospectus.

30 | PROSPECTUS

The Fund is generally required to report cost basis, gain or loss, and holding period information to you and the Internal Revenue Service when "covered shares" are redeemed. Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us to use another method. Under the average cost method, the basis per share is reported as an average of the bases of your Fund shares in the account. For these purposes, covered shares and non-covered shares are treated as held in separate accounts. If you wish to choose another default cost basis method for your account, you may select from among FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the Internal Revenue Service.

Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information, please see “Cost Basis.”

For additional discussion of the average cost method, see “Redemption Procedures.”

PURCHASE PROCEDURES
The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH to the Fund for accounts opened directly. The Fund does not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. The refund of a cancelled purchase will be mailed to you after the 10-day hold has expired for purchases made by check and ACH.

Guggenheim Investments does not accept purchase orders from non-resident U.S. citizens or non-resident aliens.

You may buy shares and send your purchase proceeds by any of the following methods:

PROSPECTUS | 31

	Initial Purchase	Subsequent Purchases
BY CHECK (MAIL) IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request an IRA kit or New Account application.
Complete the account application that corresponds to the type of account you are opening.
• Make sure to designate the Fund(s) you want to purchase.
• Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:
• Your name
• Your shareholder account number
• The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
Include the name of the Fund(s) you want to purchase on your check.
If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636

32 | PROSPECTUS

	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services Phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.

Contact Guggenheim Investments Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

• Make sure to designate the Fund(s) you want to purchase.
• Make sure your investment meets the account minimum.
Be sure to designate your wire instructions to the Fund(s) you want to purchase.
To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

• Account Number
• Fund Name
• Amount of Wire
• Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.

PROSPECTUS | 33

BY ACH (FAX/MAIL) Guggenheim Investments Client Services Fax number: 301.296.5103	Initial Purchase	Subsequent Purchases
Submit a new account application. Be sure to complete the “Electronic Investing via ACH” section. If you are establishing an Individual, Joint, or UGMA/UTMA account, you may fax the application to Guggenheim Investments. All other applications should be mailed.

• Make sure to designate the Fund(s) you want to purchase.
• Make sure your investment meets the account minimum.

Subsequent purchases made via ACH must be a minimum of $20.  A maximum of $50,000 is allowed to be purchased via ACH per day. To make a subsequent purchase send written purchase instructions that include:

• Your name
• Your shareholder account number
• The Fund(s) you want to purchase
• ACH bank information (if not on record).

Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636

CANCELLED PURCHASE ORDERS
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:
• if your bank does not honor your check for any reason
• if the transfer agent (Rydex Fund Services, LLC) does not receive your wire transfer
• if the transfer agent (Rydex Fund Services, LLC) does not receive your ACH transfer
• if your bank does not honor your ACH transfer
If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund’s NAV decreases in value from the time of your order to the time of its cancellation, the Fund will hold you liable for any losses that it incurs as a result of your cancelled order.

SELLING FUND SHARES

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Fund, you may send redemption orders to Guggenheim Investments by:

34 | PROSPECTUS

MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	your name

•	your shareholder account number

•	Fund name(s)

•	dollar amount or number of shares you would like to sell

•	whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee)

•	signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

If shareholders choose not to use the default cost basis method of average cost for an account, such shareholders must choose a cost basis method from among FIFO, LIFO or HIFO with respect to the account. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used.

Unless requested otherwise at the time of the transaction, the Fund will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares, followed by covered shares using the method in effect for the account.

Fund shareholders should consult their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information see “Cost Basis.”

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account (IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

Distributions from 403(b) accounts may require employer or plan administrator approval.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for 10 business days before a payment of redemption proceeds may be made.

PROSPECTUS | 35

All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the U.S. Government Money Market Fund as of the date of the redemption (shares of the U.S. Government Money Market Fund are offered in a separate prospectus). If you are setting up new alternate payee instructions (check) or new bank instructions (ACH or wire) the request must be in writing, include a Medallion signature guarantee, and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

MEDALLION SIGNATURE GUARANTEES
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to the Fund.

UNCASHED CHECK POLICY
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.

For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus). The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.

For partial redemption checks, the proceeds will be deposited into shares of the U.S. Government Money Market Fund (as noted above, shares of the U.S. Government Money Market Fund are offered in a separate prospectus).

Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

For checks returned in the mail, the Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.

LOW BALANCE ACCOUNTS
To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum account balance. However, the Fund will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES

An exchange is when you sell shares of one fund and use the proceeds from that sale to purchase shares of another fund. Investors may make exchanges on any Business Day of Class Y shares of the Fund for Class Y shares of any other fund in the Guggenheim Investments family of funds (collectively, the "Guggenheim Funds"), on the basis of the respective NAVs of the shares involved. Investors also may make exchanges on any Business Day of Class Y shares of the Fund for shares of the U.S. Government Money Market Fund.

36 | PROSPECTUS

The Guggenheim Funds currently include all closed- and open-end funds (including all of their portfolios) advised by the Advisor, including each series of Rydex Series Funds and Rydex Dynamic Funds and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. For more information about the Fund’s exchange privileges with other Guggenheim Funds, please contact Guggenheim Investments Client Services at 800.020.0888 or 301.296.5100 or visit the Guggenheim Investments website at www.guggenheiminvestments.com. Exchanges of Fund shares for shares of another Guggenheim Fund will be subject to the purchaser eligibility requirements of the applicable share class of that Guggenheim Fund, which may include initial investment amount and account balance requirements, as disclosed in that Guggenheim Fund's prospectus.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Guggenheim Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund’s transfer agent or your financial intermediary prior to the cut-off time of the Guggenheim Fund you are exchanging out of or the Guggenheim Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.

While many of the Rydex Series Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, certain Guggenheim Funds, including the Fund, do not allow unlimited trading. If you are contemplating an exchange for shares of a Guggenheim Fund not offered in this Prospectus, you should obtain and review that Guggenheim Fund's current prospectus before making the exchange. You can obtain a prospectus for any Guggenheim Fund by calling 800.820.0888 or 301.296.5100 or visiting the Guggenheim Investments website at www.guggenheiminvestments.com.

The exchange privilege may be modified or discontinued at any time.
EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Fund you may send exchange requests to Guggenheim Investments by:

MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100

Whether you transmit your exchange request by mail, fax or telephone, you must include the following information in your exchange request:

•	your name

•	your shareholder account number

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

•	dollar amount, number of shares or percentage of Fund position involved in the exchange

•	signature of account owner(s) (not required for telephone exchanges)
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

PROSPECTUS | 37

DOLLAR-COST AVERAGING
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles. Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.

Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing.  If the date selected falls on a weekend or holiday, your request will be processed on the previous business day.

The Advisor will make exchanges until the shareholder’s value in the Fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.

MINIMUM EXCHANGE AMOUNTS
If you are exchanging the minimum amount, you may not split the proceeds between multiple Guggenheim Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund also may place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you will bear any risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We will not open a new account for non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Guggenheim Investments website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

38 | PROSPECTUS

TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of website users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its transfer agent are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.

HOUSEHOLDING
Householding is an option that may be available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

STATEMENTS & CONFIRMATIONS
You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

SERVICE AND OTHER FEES
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to add additional service fees at any time.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Frequent Trading Policy. The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

For purposes of applying the Fund’s policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading

PROSPECTUS | 39

in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund’s access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. The Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND
The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund’s record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUND
The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies for treatment as a regulated investment company, the Fund pays no federal income tax on the earnings it timely distributes to shareholders.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“qualifying income”). The status of income derived from swap agreements and other commodity-linked derivative instruments for purposes of this test was addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps will not be considered qualifying income. Accordingly, the Fund currently restricts its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10% of its gross income.

40 | PROSPECTUS

Moreover, certain ETNs, ETFs, and underlying funds may produce income that is not qualifying income for purposes of the 90% test described above. The Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.

The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income. The Advisor intends to conduct the Fund’s investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling. See “Dividends, Distributions and Taxes - Special Tax Considerations” in the SAI.

In addition, the Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the Internal Revenue Service that concludes that income from the Fund’s investment in the Subsidiary will constitute qualifying income. The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of its private letter ruling. See “Dividends, Distributions and Taxes – Tax Implications of the Investment in the Subsidiaries” in the SAI.

In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings regarding the investment by registered investment companies in controlled foreign corporations and in commodities-linked derivative instruments. The Internal Revenue Service has indicated that it is reconsidering the position articulated in such private letter rulings. Nevertheless, the Fund is permitted to rely on the conclusion reached in the private letter rulings issued to the Fund until such time the Internal Revenue Service revokes such rulings.

If the Fund fails to satisfy the qualifying income in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  If the Fund fails to qualify as a regulated investment company for any year and these relief provisions are not available, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. If the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

TAX STATUS OF DISTRIBUTIONS

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains.

•	The income dividends you receive from the Fund will be taxed as either ordinary income or qualified dividend income.

•
For noncorporate shareholders, dividends that are reported as qualified dividend income, if any, are generally taxable at reduced maximum rates to the extent that the Fund receives qualified dividend income and subject to certain limitations. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for treatment as qualified dividend income.

•
Distributions of the Fund’s short-term capital gains are taxable as ordinary income. Long-term capital gains will result from gains on the sale or exchange of capital assets held by the Fund for more than one year. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable to noncorporate shareholders at reduced maximum rates.

PROSPECTUS | 41

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•
Corporate shareholders may be entitled to a dividends-received deduction for any portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may significantly limit their ability to distribute dividends eligible for the dividends-received deduction.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	Shortly after the close of each calendar year, the Fund will inform you of the amount of your ordinary income dividends and net capital gain distributions received from the Fund.

•
If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

•
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

TAX STATUS OF SHARE TRANSACTIONS
Each sale, exchange, or redemption of Fund shares will generally be a taxable event to you. For tax purposes, an exchange of Fund shares for shares of a different fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.

MEDICARE CONTRIBUTION TAX
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

STATE TAX CONSIDERATIONS
The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

COST BASIS
The Fund (or its administrative agents) is required to report to the Internal Revenue Service and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012). Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

42 | PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class Y shares. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the financial statements and related notes, appears in the Fund’s 2014 Annual Report. The 2014 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100.

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Consolidated Financial Highlights

Managed Futures Strategy Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Class Y	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010[f]
Per Share Data
Net asset value, beginning of period	$22.40	$21.41	$24.07	$25.84	$25.74
Income (loss) from investment operations:
Net investment income (loss)[a]	0.05	(0.21)	(0.32)	(0.37)	(0.26)
Net gain (loss) on investments (realized and unrealized)	2.30	1.20	(2.34)	(1.40)	0.36
Total from investment operations	2.35	0.99	(2.66)	(1.77)	0.10
Less distributions from:
Net investment income	(0.28)	—	—	—	—
Total distributions	(0.28)	—	—	—	—
Redemption fees collected	—	—	—	—	—[b]
Net asset value, end of period	$24.47	$22.40	$21.41	$24.07	$25.84
Total Return[c]	10.40%	4.62%	(11.05%)	6.85%	0.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$611	$3,026	$101,187	$404,684	$189,251
ratios to average net assets:
Net investment income (loss)	0.25%	(0.96%)	(1.41%)	(1.47%)	(1.36%)
Total expenses[d]	1.44%	1.51%	1.65%	1.75%	1.73%
Net expenses[e]	1.38%	1.44%	1.59%	1.68%	1.67%
Portfolio turnover rate	83%	102%	172%	72%	148%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Redemption fees collected are less than $0.01 per share.

[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expense information reflects the expense ratios after expense waivers.

[f]	Since commencement of operations: March 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

44 | PROSPECTUS

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated May 1, 2015 . The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You also may review and copy documents at the SEC’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by emailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Fund’s investments is available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or 301.296.5100, visiting the Guggenheim Investments website at www.guggenheiminvestments.com, or writing to Rydex Series Funds at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund or Guggenheim Investments. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s U.S. Securities and Exchange Commission registration number is 811-07584.

PROSPECTUS | 45

805 King Farm Boulevard, Suite 600
Rockville, MD 20850
800.820.0888
guggenheiminvestments.com

46 | PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
RYDEX SERIES FUNDS

805 KING FARM BOULEVARD, SUITE 600
ROCKVILLE, MARYLAND 20850
800.820.0888 301.296.5100
WWW.GUGGENHEIMINVESTMENTS.COM

This Statement of Additional Information (“SAI”) relates to each share class of the portfolios (each, a “Fund” and collectively, the “Funds”) of Rydex Series Funds (the “Trust”) listed below:

	Class H	Class A	Class C	Class P	Institutional	Class Y
Managed Futures Strategy Fund	--	RYMTX	RYMZX	RYMFX	RYIFX	RYYMX
Multi-Hedge Strategies Fund	--	RYMQX	RYMRX	RYMSX	RYIMX	--
Commodities Strategy Fund	RYMBX	RYMEX	RYMJX	--	--	--

This SAI is not a prospectus. It should be read in conjunction with the Class H, Class A, Class C, Class P, Institutional and Class Y prospectuses dated May 1, 2015 (each, a “Prospectus” and collectively, the “Prospectuses”). Capitalized terms not defined herein are defined in the Prospectuses. Copies of the Funds’ Prospectuses are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above. The Funds’ financial statements for the fiscal year ended December 31, 2014 are included in the Funds’ Annual Reports to Shareholders, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated herein by reference.

The date of this SAI is May 1, 2015

RALTS-SAI-0515x0516

ii

GENERAL INFORMATION ABOUT THE TRUST
The Trust, an open-end management investment company, was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate series (i.e., funds) and different classes of shares, and additional series and classes of shares may be created from time to time. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.

Each Fund is an open-end management investment company. Currently, the Trust offers fifty-two (52) separate funds that issue a combination of Investor Class, Advisor Class, Class A, Class C, Class H, Class P, Institutional and/or Class Y shares. The U.S. Government Money Market Fund, which is offered in a separate Statement of Additional Information, offers a single share class. The different classes provide for variations in sales charges, certain shareholder servicing and distribution expenses and in the minimum initial investment requirements. In addition, an initial sales charge is imposed on the purchase of Class A shares, and a contingent deferred sales charge is imposed on the redemption of Class C shares. Sales charges and minimum investment requirements are described in the Prospectuses. For more information on shareholder servicing and distribution expenses, see “Dividends, Distributions and Taxes.”

Prior to May 1, 2015, the Managed Futures Strategy Fund and the Multi-Hedge Strategies Fund offered Class A, Class C, Class H and Institutional Class shares. Effective upon the close of business on April 30, 2015, Class H shares of each Fund were re-designated as Class P shares. As a result, effective May 1, 2015, each Fund offers Class A, Class C, Class P and Institutional Class shares.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS
General
Each Fund’s investment objective and principal investment strategies are described in the Funds’ Prospectuses. The investment objective of each Fund is non-fundamental and may be changed without the consent of the holders of a majority of the Fund’s outstanding shares.

Portfolio management is provided to each Fund by the Trust’s investment adviser, Security Investors, LLC, a Kansas limited liability company with offices at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. Security Investors, LLC operates under the name Guggenheim Investments (the “Advisor”). Prior to January 3, 2011, the name of the Advisor was Rydex Advisors, LLC and prior to June 30, 2010, PADCO Advisors, Inc., each of which did business under the name Rydex Investments. The investment strategies of the Funds discussed below and in the Funds’ Prospectuses may, consistent with each Fund’s investment objective and limitations, be used by a Fund if, in the opinion of the Advisor, the strategies will be advantageous to the Fund. Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund’s fundamental investment policies. There is no assurance that any of the Funds’ strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s objectives. The following information supplements and should be read in conjunction with the Funds’ Prospectuses.

The Subsidiaries. Each Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (each, a “Subsidiary” and collectively, the “Subsidiaries”). It is expected that each Subsidiary will invest primarily in commodity futures, option and swap contracts, but each Subsidiary also may invest in financial futures, fixed income securities, structured notes, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, each Fund may be considered to be investing indirectly in these investments through its Subsidiary. For that reason, and for the sake of convenience, references in this SAI to the Funds may also include the Subsidiaries.

Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Stuarts Corporate Services Ltd., P.O. Box 2510, Grand Cayman KY1-1104, Grand Cayman, Cayman Islands. The Subsidiaries’ affairs are overseen by its own board of directors consisting of three directors, one of which is not an interested person of the Subsidiaries and the Funds and therefore, is an independent director.

Each Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the Advisor a management fee for its services. The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by each Fund’s Subsidiary. As a result, each Fund's investment in its Subsidiary will not result in the Fund paying duplicative management fees. Each Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives, which are specific to the Subsidiary and its operations and not duplicative of services provided to its parent Fund. Each Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund’s assets. Please refer to the section in this SAI titled “Tax Implications of Investment in the Wholly-Owned Subsidiaries” for information about certain tax aspects of each Fund’s investment in its Subsidiary.

Principal Investment Policies, Techniques and Risk Factors—The investment policies, techniques and risk factors described below are considered to be principal to the management of the Funds. However, not all of the investment policies, techniques and risk factors described below are applicable to each of the Funds. Please consult the Funds’ Prospectuses to determine which risks are applicable to a particular Fund.

Borrowing
While the Managed Futures Strategy Fund and Commodities Strategy Fund do not intend to borrow funds for investment purposes, each Fund reserves the right to do so. The Multi-Hedge Strategies Fund may borrow, including for investment purposes, as part of its principal investment strategies. Borrowing for investment purposes is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. A Fund also may enter into certain transactions, including reverse repurchase agreements, which can be viewed as constituting a form of leveraging by the Fund. Leveraging will exaggerate the effect on the net asset value per share ("NAV") of a Fund of any increase or decrease in the market value of the Fund’s portfolio. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share (“NAV”) of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Generally, the Funds would use this form of leverage during periods when the Advisor believes that the Fund’s investment objective would be furthered.

Each Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. While the Funds do not anticipate doing so, each Fund is authorized to pledge (i.e., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund’s total assets in connection with any borrowing.

Currency Transactions
Foreign Currencies. The Managed Futures Strategy Fund and Multi-Hedge Strategies Fund each may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

•
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive thereby reducing demand for its currency.

•
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

•
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.

•
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears to be a less desirable place in which to invest and do business.

•
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may initiate policies with an exchange rate target as the goal. The value of the Funds’ investments is calculated in U.S. dollars each day that the New York Stock Exchange (the “NYSE”) is open for business. As a result, to the extent a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Currency-Related Derivatives and Other Financial Instruments. Although the Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund do not currently expect to engage in currency hedging, each Fund may use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a short-term credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in krona and the Advisor believes that the value of the krona will decline against the U.S. dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

A Fund may also buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

The Managed Futures Strategy Fund may conduct currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Managed Futures Strategy Fund will regularly enter into forward currency contracts.

Each Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

The Managed Futures Strategy Fund may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. The Fund may use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Managed Futures Strategy Fund currently does not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Managed Futures Strategy Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the Managed Futures Strategy Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency. If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Managed Futures Strategy Fund may convert its holdings of foreign currencies into U.S. dollars from time to time, but will incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Foreign Currency Exchange-Related Securities. The Managed Futures Strategy Fund may invest in foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Equity Securities
Each Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The value of equity securities may fall as a result of factors directly relating to the issuer, such as decisions made by its management or lower demand for its products or services. An equity security’s value also may fall because of factors affecting not just the issuer, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of an issuer’s equity securities also may be affected by changes in financial markets that are relatively unrelated to the issuer or its industry, such as changes in interest rates or currency exchange rates. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Each Fund may purchase equity securities traded in the United States on registered exchanges or the OTC market. Each Fund also may purchase equity securities traded on exchanges all over the world. The Funds may invest in the types of equity securities described in more detail below.

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Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

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Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks usually do not have voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of preferred stock take precedence over the claims of those who own common stock, but are subordinate to those of bond owners.

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Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own convertible securities.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

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Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than do investments in larger capitalization companies. This increased risk may be due to greater business risks customarily associated with a smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the OTC market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or market averages in general.

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Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

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Initial Public Offerings (“IPOs”). The Multi-Hedge Strategies Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund’s investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

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Warrants. As a matter of non-fundamental policy, the Managed Futures Strategy Fund and Commodities Strategy Fund do not invest in warrants. However, the Funds may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which a Fund invests. In such event, the Managed Futures Strategy Fund and Commodities Strategy Fund generally intend to hold such warrants until they expire. Each Fund, however, reserves the right to exercise the warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

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Rights. Each Fund may from time to time receive rights as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.  Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a price lower than the public offering price. An investment in rights may entail greater risks than certain other types of investments.  Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Fixed Income Securities
Each Fund may invest in fixed income securities. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s NAV. Additional information regarding fixed income securities is described below:

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Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent (1%), the value of a security having an effective duration of two years generally would vary by two percent (2%). Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

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Variable and Floating Rate Securities. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities. Each Fund may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

Non-Investment-Grade Debt Securities. The Multi-Hedge Strategies Fund may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a NRSRO (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB– by Standard & Poor’s) or are determined to be of comparable quality by the Advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s investment adviser in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The Multi-Hedge Strategies Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of Fund shareholders.

Foreign Issuers
Each Fund may invest in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the United States. ADRs are U.S. dollar denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or OTC market in the United States. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the United States. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences in a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investing in foreign companies may involve risks not typically associated with investing in companies domiciled in the United States. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.

Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Futures and Options Transactions
Futures and Options On Futures. Each Fund may invest in futures contracts and related options (i) for bona fide hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). To the extent a Fund uses futures and/or options on futures, it would do so in accordance with the Commodity Exchange Act (“CEA”) and applicable CFTC regulations.
Due to their investments in certain futures and other instruments deemed to be commodity interests and subject to the regulatory jurisdiction of the CFTC, the Funds are considered commodity pools and subject to regulation by the CFTC under the CEA and applicable CFTC regulations. The Advisor is subject to registration and regulation as a commodity pool operator ("CPO") under the CEA with respect to its service as investment adviser to the Funds. Regulations imposed by the CFTC applicable to the Funds may cause the Advisor and the Funds to incur additional compliance expenses or impede the Funds' ability to implement their investment programs as contemplated.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each Fund also has the option of covering its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy depends, in part, on the Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. Each Fund may purchase and write (sell) put and call options on securities and on securities indices listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing each Fund’s investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be “covered,” which means that a Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. If a Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund may trade put and call options on securities, securities indices and currencies, if the Advisor determines such investments are appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Restrictions.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

Each Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

Each Fund may purchase and write options in the OTC market. OTC options differ from exchange-traded options in several important respects. OTC options are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is determined normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Risks Associated With Commodity Futures Contracts. The Managed Futures Strategy Fund and Commodities Strategy Fund may engage in transactions in commodity futures contracts. There are several additional risks associated with such transactions which are discussed below:

•
Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Managed Futures Strategy Fund or Commodities Strategy Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

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Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Managed Futures Strategy Fund and Commodities Strategy Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Funds might reinvest at higher or lower futures prices, or choose to pursue other investments.

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Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subjects a Fund’s investments to greater volatility than investments in traditional securities.

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Combined Positions. The Managed Futures Strategy Fund and Commodities Strategy Fund may each purchase and write options in combination with each other. For example, each Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Hybrid Instruments
The Managed Futures Strategy Fund and Commodities Strategy Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some security, commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a hybrid instrument also exposes a Fund to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the NAV of the Managed Futures Strategy Fund and Commodities Strategy Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Managed Futures Strategy Fund’s and Commodities Strategy Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes. Each Fund may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. In addition, the Commodities Strategy Fund and the Managed Futures Strategy Fund may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. Each Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. Each Fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, each Fund also is subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Investment in the Subsidiaries
Each Fund may invest up to 25% of its total assets in its respective Subsidiary as measured at the end of every quarter of the Fund's taxable year. Each Subsidiary is expected to invest primarily in commodity and financial futures, options and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Each Subsidiary’s key financial information is presented with that of its Fund in the form of consolidated financial statements included in each Fund’s annual reports and semi-annual reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated in the Prospectuses.

The Subsidiaries are not registered as investment companies under the 1940 Act, and as a result, each Fund, as the sole shareholder of its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. As noted elsewhere in this SAI, however, the Subsidiaries have agreed to be subject to certain provisions of the 1940 Act that further investor protection. Most notably, the Subsidiaries have agreed to comply with the 1940 Act's restrictions under Section 18 related to leverage and borrowing. In addition, because each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are each managed by the Advisor, it is unlikely that a Subsidiary will take action contrary to the interests of the Funds or the Funds' shareholders. The Board has oversight responsibility for the investment activities of each Fund, including its investment in its respective Subsidiary, and each Fund’s role as the sole shareholder of its respective Subsidiary. Also, in managing each Subsidiary’s portfolio, the Advisor will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Fund) and will follow substantially the same compliance policies and procedures as the Funds to the extent they are applicable to the activities of the Subsidiaries.

Each of the Subsidiaries and their respective Funds are considered commodity pools by the CFTC subject to compliance with applicable provisions of the CEA and CFTC regulations, and the Advisor is subject to CFTC regulation as the CPO of each Subsidiary and Fund.  As a result, the Funds that invest in the Subsidiaries are subject to regulation by both the SEC and the CFTC, which could increase compliance costs of the Subsidiaries and the Funds.  Currently, pursuant to the recently adopted harmonization rules, the Advisor is able to rely on the “substituted compliance” regulatory scheme, whereby compliance with certain SEC rules will result in deemed compliance with certain CFTC rules with respect to disclosure and reporting requirements.  As a result, the Advisor’s, Funds’, and Subsidiaries’ newly required compliance with applicable CEA provisions and CFTC regulations has not, to date, materially adversely affected the operation or financial performance of the Funds and the Subsidiaries.  However, the CFTC’s regulation of registered investment companies is still a developing area of regulation, and as such, the Funds are subject to the risk that new regulations adopted by the CFTC in the future may adversely affect the operations and financial performance of the Funds and their Subsidiaries and ultimately, the ability of each to achieve their respective investment objectives.  If the Funds or the Subsidiaries were to experience difficulty in implementing their respective investment strategies or achieving their respective investment objectives, the Board may determine to reorganize or close the Funds and/or the Subsidiaries or to materially change the Funds’ investment objective and strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as described in this SAI and could negatively affect the Funds and their shareholders. For example, the Cayman Islands do not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Investments in Other Investment Companies
Each Fund may invest in the securities of other investment companies, including affiliated investment companies, to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if the Fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Trust has entered into agreements with several unaffiliated exchange-traded funds ("ETFs") that permit, pursuant to an SEC order granted to such ETFs, certain Funds, as determined by the Advisor, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above. A Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code. Similarly, the SEC has issued an exemptive order to the Trust that permits registered investment companies to invest in the Funds beyond the Section 12(d)(1) limits set forth above subject to conditions set forth in the exemptive order, such as entering into an agreement with the Trust. The Funds may rely on this order to allow for such investment only to the extent that the Funds are not, in turn, investing beyond the Section 12(d)(1) limits in another affiliated or unaffiliated investment company in reliance on an exemptive order or Sections 12(d)(1)(G) or 12(d)(1)(F). The Funds, however, are not currently eligible for such investment in excess of the Section 12(d)(1) limitations in reliance on the Trust's exemptive order. Accordingly, registered investment companies that would like to invest in the Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Funds.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above, each Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Advisor believes such an investment is in the best interests of the Fund and its shareholders.  For example, the Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually.  A Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index.  A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses.  However, as a shareholder of a BDC, a Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of computer manufacturer does not directly pay for the cost of labor associated with producing such computers.  As a result, the fees and expenses of a Fund that invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.”  Acquired Fund Fees and Expenses are not included as an operating expense of a Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Investment companies may include index-based investments, such as ETFs that hold substantially all of the component securities of a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Each Fund also may invest in ETFs that are actively managed to the extent such investments are consistent with its investment objective and policies.

Certain ETFs may produce income that is not qualifying income for purposes of the “90% Test” (as defined under “Dividends, Distributions and Taxes”), which must be met in order for a Fund to maintain its status as a regulated investment company under the Internal Revenue Code. If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test. Similarly, a Fund receiving non-qualifying income from an ETF might fail the 90% Test if it is unable to generate qualifying income in a particular taxable year at sufficient levels, or if it is unable to determine the percentage of qualifying income it derives for a taxable year until after year-end. A failure to meet the 90% Test could cause a Fund to fail to qualify as a regulated investment company under the Internal Revenue Code. Under certain circumstances, a Fund may be able to cure a failure to meet the 90% Test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

Pooled Investment Vehicles
Each Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a shareholder of such vehicles, a Fund will not have all of the investors protections afforded by the 1940 Act. Such pooled vehicles may be required to comply with the provisions of other federal securities laws, such as the Securities Act of 1933. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations.  In addition, a Fund's investment in pooled investment vehicles may be considered illiquid and subject to the Fund's restrictions on illiquid investments.

Portfolio Turnover
In general, the Advisor manages the Funds without regard to restrictions on portfolio turnover. The Funds’ investment strategies may, however, produce relatively high portfolio turnover rates from time to time. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. To the extent that a Fund uses derivatives, they will generally be short-term derivative instruments. As a result, the Fund’s reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, involve correspondingly greater expenses for the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Generally, the higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund and its long-term shareholders generally will be. Such sales may result in the realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates when distributed to shareholders). For additional information about portfolio turnover rate, please see “More Information About Portfolio Turnover” in this SAI.

Repurchase Agreements
Each Fund may enter into repurchase agreements with financial institutions. The Funds have adopted certain procedures designed to minimize the risks associated with repurchase transactions. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. While there is no limit on the percentage of Fund assets that may be used in connection with repurchase agreements, it is the current policy of each Fund to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets. Repurchase agreements with maturities in excess of seven days but which are subject to an agreement obligating the counterparty to the repurchase agreement to repurchase the collateral within seven days are not subject to this policy. The investments of each Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements
Each Fund may enter into reverse repurchase agreements as part of the Fund’s investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Short Sales
The Multi-Hedge Strategies Fund will regularly engage in and the Managed Futures Strategy Fund and Commodities Strategy Fund may engage in short sales transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sale transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements
Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of credit protection would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) a Fund may enter into calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s obligations (or rights) under a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

A Fund’s current obligations under a swap agreement would be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund would not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer. The counterparty would generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of credit protection. In cases where a Fund is the seller of credit protection the Fund generally would earmark and reserve the full notional amount of the credit default swap.

Swap agreements generally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements generally is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap would be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by a Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, would not treat them as being subject to a Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds ability to enter into swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Tracking Error
The following factors may affect the ability of the Commodities Strategy Fund to achieve correlation with the performance of its benchmark: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) the Fund holding less than all of the securities in its underlying index and/or securities not included in the underlying index being held by the Fund; (4) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) the Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; or (9) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. However, the Commodities Strategy Fund’s performance attempts to correlate highly with the movement in its underlying index over time.

U.S. Government Securities
Each Fund may invest in U.S. government securities. In addition, the Commodities Strategy Fund also may enter into short transactions in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while still other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth until 2012. For the period during which these Agreements were in effect, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

Non-Principal Investment Policies, Techniques and Risk Factors – The investment policies, techniques and risk factors described below are not considered to be principal to the management of the Funds. However, the Funds are permitted to and may, from time to time, engage in the investment activities described below if and when the Advisor determines that such activities will help the Funds to achieve their respective investment objectives. Shareholders will be notified if a Fund’s use of any of the non-principal investment policies, techniques or instruments described below represents a material change in the Fund’s principal investment strategies.

Cyber Security Risk
Investment companies, such as the Funds, and their service providers may be vulnerable to operational and information security risks resulting from cyber-attacks.  Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds' operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches.  Cyber-attacks affecting the Funds or the Advisor, distributor, custodian, transfer agent, intermediaries and other third-party service providers may adversely affect the

Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business . For example, cyber-attacks may interfere with the processing of shareholder transactions, affect the Funds' ability to calculate their NAVs, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management efforts designed to mitigate or prevent the risk of cyber-attacks.  Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers, and may cause the Funds' investments in such portfolio companies to lose value. There can be no assurance that the Funds, the Funds' service providers, or the issuers of the securities in which the Funds may invest will be able to prevent cyber-attacks or avoid losses or other adverse consequences relating to cyber-attacks or other information security breaches in the future.

Illiquid Securities
Each Fund may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933 (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. If the percentage of a Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board of Trustees of the Trust (the “Board”) has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Advisor.

Lending of Portfolio Securities
Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Funds are not permitted to lend portfolio securities to the Advisor or its affiliates unless the Funds apply for and receive specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will invest cash collateral received from the borrower in types of investments previously approved by the Trust's Board that are intended to be conservative in nature. Investments of cash collateral will be undertaken at the Fund's risk and the Fund could lose money in the event of a decline in the value of such investments.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

When‑Issued and Delayed‑Delivery Securities
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.

Zero Coupon Bonds
The Managed Futures Strategy Fund and the Multi-Hedge Strategies Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED INVESTMENT STRATEGIES
Leverage. Each will regularly invest in financial instruments that give rise to leverage as part of its principal investment strategy. While each Fund may borrow or use other forms of leverage for investment purposes, each Fund derives its leveraged exposure primarily through the use of derivatives that give rise to leverage. Utilization of leverage involves special risks and should be considered speculative. Leverage exists when a fund achieves the right to a return on a capital base that exceeds the amount the fund has invested. Leverage creates the potential for greater gains to shareholders of a Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the shares of a Fund. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a Fund to pay interest, which would decrease the Fund’s total returns to shareholders. If each Fund achieves its investment objective, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Fund not been leveraged.
INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund’s outstanding shares, whichever is less.

Each Fund shall not:

1.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

2.
Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3.
Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts (this limitation does not apply to the Managed Futures Strategy Fund).

4.
Purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts) (this limitation applies to the Managed Futures Strategy Fund only).

5.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7.	Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases (this limitation applies to the Multi-Hedge Strategies Fund only).

8.
Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark selected for the Commodities Strategy Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

9.
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectuses and elsewhere in this SAI, from purchasing, selling or entering into futures contracts on commodities or commodity contracts, options on futures contracts on commodities or commodity contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (this limitation applies to the Managed Futures Strategy Fund only).

Non-Fundamental Policies
The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to a Fund by the Board.

Each Fund may not:

1.	Invest in warrants (this limitation does not apply to the Multi-Hedge Strategies Fund).

2.	Invest in real estate limited partnerships.

3.	Invest in mineral leases (this limitation does not apply to the Multi-Hedge Strategies Fund).

4.
Pledge, mortgage or hypothecate assets except to secure borrowings permitted by Fundamental Policy No. 1 above, or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

5.	Invest in companies for the purpose of exercising control (the Managed Futures Strategy Fund has not adopted this non-fundamental policy).

6.
Purchase securities on margin or effect short sales, except that a Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

7.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

8.
Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition, the Managed Futures Strategy Fund may not:

9.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity, currency, equity, and fixed income futures, and financial-linked instruments, as well as other instruments that in combination have economic characteristics similar or equivalent to those of commodity, currency, equity, and fixed income futures contracts.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security (except that if a percentage of a Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities); and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitations related to borrowing and the issuance of senior securities.

The Subsidiaries will also follow the Funds’ fundamental and non-fundamental investment restrictions, described above, except for those fundamental policies that would restrict a Subsidiary's investments in commodities (e.g., the fundamental policies set forth in paragraphs 3 and 9).

MORE INFORMATION ABOUT PORTFOLIO TURNOVER
“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.

The following table lists the Funds' portfolio turnover rates for the fiscal years ended December 31, 2104 and December 31, 2013.

Fund Name	Portfolio Turnover Rate for the Fiscal Year Ended December 31, 2014	Portfolio Turnover Rate for the Fiscal Year Ended December 31, 2013
Managed Futures Strategy Fund	83%	102%
Multi-Hedge Strategies Fund	304%	302%
Commodities Strategy Fund	238%	0%

Variations in the Funds’ portfolio turnover rates may be due to a fluctuating volume of shareholder purchase and redemption orders or market conditions.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s markup or reflect a dealer’s markdown. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s markup or reflect a dealer’s markdown. When a Fund executes transactions in the OTC market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust’s Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions generally will be beneficial to the Fund.
For the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, the Funds paid the following brokerage commissions:

Fund Name	Fund Inception Date	Aggregate Brokerage Commissions for the Fiscal Year Ended December 31, 2014	Aggregate Brokerage Commissions for the Fiscal Year Ended December 31, 2013	Aggregate Brokerage Commissions for the Fiscal Year Ended December 31, 2012
Managed Futures Strategy Fund	3/2/2007	$815,156	$1,275,149	$1,220,244
Multi-Hedge Strategies Fund	9/19/2005	$233,249	$326,767	$458,894
Commodities Strategy Fund	5/25/2005	$15,389	$15,949	$25,510

Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund’s overall volatility. Changes in the amount of commissions paid by a Fund do not reflect material changes in that Fund’s investment objective or strategies over these periods.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement (as defined below). Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended December 31, 2014, the Managed Futures Strategy Fund and Commodities Strategy Fund did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

For the fiscal year ended December 31, 2014, the Multi-Hedge Strategies Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

Fund	Total Dollar Amount of Brokerage Commissions	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Multi-Hedge Strategies Fund	$74,034	$219,047,724

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or Guggenheim Funds Distributors, LLC (the “Distributor”), the distributor of the Funds’ shares, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Funds’ objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Funds, the Advisor or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, the Funds did not pay any brokerage commissions to the Distributor or any affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares. As of December 31, 2014, the Managed Futures Strategy Fund and Multi-Hedge Strategies Fund held the following securities of the Trust’s “regular brokers or dealers”. The Commodities Strategy Fund did not hold any securities of the Trust's "regular brokers or dealers" as of December 31, 2014.

Fund	Name of Broker/Dealer	Type of Security	Total $ Amount of Securities of Each Regular Broker-Dealer Held
Managed Futures Strategy Fund	Morgan Stanley	Asset Backed Securities	$3,486,914
Multi-Hedge Strategies Fund	Morgan Stanley	Common Stocks	$210,412
	Bank of America Corp.	Common Stocks	$201,334

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust are overseen by the Board under the laws of the State of Delaware and federal securities laws, including the 1940 Act. The Board is responsible for overseeing the management and affairs of the Funds and each of the Trust’s other funds not described in this SAI. The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to the Trust. Like most mutual funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Distributor, and Rydex Fund Services, LLC (the “Servicer”). The Board is responsible for generally overseeing the Trust’s service providers. The Board has formed a Compliance and Risk Oversight Committee to focus, in part, on the oversight of the risk management performed by the Trust’s service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Funds. Under the oversight of the Board, the Compliance and Risk Oversight Committee, and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s operations and, consequently, for managing the risks associated with that activity. The Board periodically emphasizes to the Funds’ service providers the importance of consistent and vigorous risk management.

The Board’s role in risk management oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Funds’ Chief Compliance Officer and the fund’s independent accountants. The Board, the Compliance and Risk Oversight Committee and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to each Fund by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to each Fund's investment restrictions and compliance with Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund's investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of higher-risk financial instruments, such as derivatives, in managing the Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any. The Funds’ Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Funds’ Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives periodic reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Advisor’s Valuation and Credit Review Committees, in particular, make regular reports to the Board concerning investments for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures and the creditworthiness of investment counterparties, respectively. Annually, the Trust’s independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in each Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board, the Compliance and Risk Oversight Committee, and the Audit Committee learn in detail about any material risks associated with each Fund, thereby facilitating a dialogue about how each of the service providers identify and mitigate those risks. The Board recognizes that not all risks that may affect each Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of each Fund's investment management and business affairs are carried out by or through the Fund’s Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each Fund's and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

Members of the Board and Officers of the Trust. Set forth below is the name, year of birth, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

The Chairman of the Board, Werner E. Keller, is not an interested person, as that term is defined by the 1940 Act, of the Funds and is an “independent Trustee.” The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Chairman of the Board is an independent Trustee; only one member of the seven member Board is an interested Trustee; the fact that the chairperson of each Committee of the Board is an independent Trustee; and the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

Trustees

Name, Address and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee
Donald C. Cacciapaglia* (1951)	Trustee from 2012 to present.	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and Chief Executive Officer, Channel Capital Group, Inc. (2002-2010).	221
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

Independent Trustees**
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Trustee of Epiphany Funds (4) (2009-present).

Name, Address and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, Inc. (investment research firm) (2005-present).	133	None.
Thomas F. Lydon (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	Board of Directors of US Global Investors (GROW) (1995-present).

Name, Address and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

*	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor’s parent company.

**	Mr. Roger Somers served as an Independent Trustee of the Trust from 2003 to August 18, 2014.

***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. Information provided is as of the date of this SAI.

Officers

Name, Address and Year of Birth of Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and Chief Executive Officer, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (2000-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director(2008- 2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary(2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Name, Address and Year of Birth of Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Treasurer and Vice President, certain other funds in the Fund Complex (2003-present); Senior Vice President, Security Investors, LLC (2010-present); Chief
Executive Officer, Guggenheim Specialized Products, LLC (2009-present); President and Chief Executive Officer, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); Senior Vice President, Rydex Advisors, LLC (2006-2011); Senior Vice President, Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Chief Compliance Officer, Security Investors, LLC (2012-present); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004- 2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); Chief Financial Officer and Manager, Guggenheim Specialized Products, LLC (2009- present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present); and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Board Standing Committees. The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) serving as a channel of communication between the independent registered public accounting firm and the Board; (iv) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; (v) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vi) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; (vii) reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when auditing the Trust’s financial statements; and (viii) other audit related matters. Messrs. Dalton (Chair), Colehour, Demaret, Keller, Lydon and McCarville serve as members of the Audit Committee. The Audit Committee met four (4) times during the fiscal year ended December 31, 2014.

Compliance and Risk Oversight Committee. The Board has a standing Compliance and Risk Oversight Committee that operates under a written charter approved by the Board. The role of the Compliance and Risk Oversight Committee is to assist the Board in fulfilling its responsibility to oversee compliance and risk management activities applicable to the Funds. With respect to compliance, the Committee oversees the activities of the Chief Compliance Officer of the Funds and the policies and procedures of the Funds designed to assure compliance with the 1940 Act and the rules and regulations of the SEC thereunder and other applicable laws and regulations. With respect to risk, the Committee oversees the risk management activities applicable to the Funds, policies and procedures designed to deal with systems failure, disaster recovery, business continuity and other operational risks; counterparty credit, liquidity, valuation, leverage and other market and investment risks; and legal and compliance risks. Prior to June 4, 2014, the Compliance and Risk Oversight Committee operated as the Risk Oversight Committee and was responsible only for risk oversight. The Committee charter was amended on June 4, 2014 to add the compliance oversight function as a responsibility of the Committee. Messrs. Demaret (Chair), Dalton and McCarville serve as members of the Compliance and Risk Oversight Committee. The Risk Oversight Committee met once during the fiscal year ended December 31, 2014.

Governance Committee. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board; (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees; (vii) overseeing the process regarding the Board’s periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust. Messrs. McCarville (Chair), Colehour and Lydon serve as members of the Governance Committee. The Governance Committee met four (4) times during the fiscal year ended December 31, 2014.

Investment and Performance Committee. The Board has a standing Investment and Performance Committee that operates under a written charter approved by the Board. The responsibilities of the Investment and Performance Committee include, among others the: (i) review of the investment performance of the Funds; (ii) review of the Funds’ use of derivatives and other complex financial instruments, including valuation issues and any other matters related to derivatives; (iii) review of any proposed material changes to the Funds’ derivatives policies; and (iv) review any changes to the Funds’ sub-adviser(s) proposed by the Adviser, including hiring of new sub-advisers and termination of sub-advisers. Messrs. Demaret (Chair), Colehour and Keller serve as members of the Investment and Performance Committee. The Investment and Performance Committee met four (4) times during the fiscal year ended December 31, 2014.

Nominating Committee. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. Messrs. McCarville (Chair), Demaret and Lydon serve as members of the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended December 31, 2014.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Funds provided to them by management; to identify and request other information they may deem relevant to the performance of their duties; to question management and other service providers regarding material factors bearing on the management and administration of the Funds; and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Board has concluded that Donald C. Cacciapaglia should serve as Trustee because of his prior experience working in the investment banking and financial services industries. He is President and Chief Executive Officer of the Advisor and Vice Chairman of Guggenheim Investments. Most recently he was Chairman and Chief Executive Officer of Channel Capital Group Inc. and its subsidiary broker-dealer Channel Capital Group LLC, a Guggenheim affiliated company. From 1996 until 2002 when he joined Channel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Additionally, in 1998, he started PaineWebber’s Private Equity Group and assumed responsibility for the coverage of Leveraged Buyout firms and the Investment Bank’s Business Development Group. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston (1995-1996). From 1977 to 1995, he held numerous positions at Merrill Lynch & Co., including Chief Operating Officer and Senior Managing Director of Investment Banking, Senior Managing Director of Global Fixed Income Research and Analytics and Managing Director of the Western Institutional Region for sales and trading in San Francisco. Mr. Cacciapaglia was a Senior Analyst with the Federal Reserve Bank of New York from 1973-1977. Licenses: Series 7, 63, 8, 3 and 24.

The Board has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 1993 and his prior experience working in the financial services industry. In addition to his service as Trustee, Mr. Colehour has served as a member of the Audit Committee since 1994 and as a member of the Governance Committee and Investment and Performance Committee since 2014. In addition to his experience as a Trustee of, and his extensive institutional knowledge of, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice President of Schield Management Company, an SEC registered investment adviser. Mr. Colehour’s significant tenure as a Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee of the Funds.

The Board has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of the Trust since 1995 and his extensive knowledge of the banking and financial services industry. In addition to his service as Trustee, Mr. Dalton has served as a member and Chairman of the Audit Committee since 1997 and as a member of the Compliance and Risk Oversight Committee since 2010. The expertise Mr. Dalton developed during his more than twenty-nine (29) years in the mortgage and banking industries, including positions as President of CRAM Mortgage Service, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Funds’ investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees’ areas of expertise. Mr. Dalton’s service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton’s knowledge of the mutual fund business.

The Board has concluded that John O. Demaret should serve as Trustee and Vice Chairman of the Board because of the experience he has gained as a Trustee of the Trust since 1997 and his experience as Chairman of the Board from 2006 to 2014. In addition to his service as Trustee, Mr. Demaret has served as a member of the Audit Committee since 1997, Compliance and Risk Oversight Committee since 2010, and Nominating Committee and Investment and Performance Committee since 2014. Since 2014, he has served as Chairman of the Compliance and Risk Oversight Committee and the Investment and Performance Committee. As current Vice Chairman and former Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the

Board. In addition to his experience as a Trustee for Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice. Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.

The Board has concluded that Werner E. Keller, CFA should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of the Trust since 2005 and his prior experience working in the financial services industry. In addition to his service as Trustee, Mr. Keller has served as a member of the Audit Committee since 2005 and the Investment and Performance Committee since 2014. He served as a member of the Nominating Committee from 2005 to 2014 and as a member of the Governance Committee from 2007 to 2014. In addition, Mr. Keller served as the Chairman of the Compliance and Risk Oversight Committee from 2010 to 2014. Mr. Keller serves as the Financial Expert of the Audit Committee. Mr. Keller served as Vice Chairman of the Board from 2010 to 2014, when he assumed his role as Chairman of the Board. As current Chairman and former Vice Chairman of the Board, Mr. Keller has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board. In addition to his experience as a Trustee for Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Keller acquired understanding about the operations of a registered investment adviser during his tenure as Founder and President of Centurion Capital Management, an SEC-registered investment adviser. He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics. Mr. Keller’s service as a Trustee, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Funds.

The Board has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior work experience in the financial services industry. In addition to his service as Trustee, Mr. Lydon has served as a member of the Audit Committee and Nominating Committee since 2005 and as a member of the Governance Committee since 2007. In addition to his experience as a Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996. Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to thirteen open-end investment companies, since April 1995, and is the editor of ETF Trends, a website specializing in daily news and commentary about the ETF industry. He has also authored two books about ETFs. Based on his experience as a Trustee, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

The Board has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1997. In addition to his service as Trustee, Mr. McCarville has served as a member of the Audit Committee since 1997, as Chairman and member of the Nominating Committee since 2005, and as Chairman and member of the Governance Committee since 2007. He also has served as a member of the Compliance & Risk Oversight Committee since 2014. Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years. Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution. Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each other series of the Trust, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Fund Name	Dollar Range of Fund Shares[1]	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee1,2
Interested Trustee
Donald C. Cacciapaglia	Managed Futures Strategy Fund	None	None
	Multi-Hedge Strategies Fund	None
	Commodities Strategy Fund	None
Independent Trustees
Corey A. Colehour	Managed Futures Strategy Fund	None	Over $100,000
	Multi-Hedge Strategies Fund	None
	Commodities Strategy Fund	None
J. Kenneth Dalton	Managed Futures Strategy Fund	None	$50,001 - $100,000
	Multi-Hedge Strategies Fund	$10,001-$50,000
	Commodities Strategy Fund	None
John O. Demaret	Managed Futures Strategy Fund	None	Over $100,000
	Multi-Hedge Strategies Fund	None
	Commodities Strategy Fund	None
Thomas F. Lydon, Jr.	Managed Futures Strategy Fund	None	None
	Multi-Hedge Strategies Fund	None
	Commodities Strategy Fund	None
Werner E. Keller	Managed Futures Strategy Fund	None	Over $100,000
	Multi-Hedge Strategies Fund	None
	Commodities Strategy Fund	None
Patrick T. McCarville	Managed Futures Strategy Fund	None	Over $100,000
	Multi-Hedge Strategies Fund	None
	Commodities Strategy Fund	None

1     Information provided is as of December 31, 2014.
2     Includes shares held in the Trust, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.

Board Compensation. – The following table sets forth compensation paid by the Trust for the fiscal year ended December 31, 2014:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Interested Trustee
Donald C. Cacciapaglia	$0	$0	$0	$0
Independent Trustees
Corey A. Colehour	$51,000	$0	$0	$190,000
J. Kenneth Dalton	$56,400	$0	$0	$210,000
John O. Demaret	$67,200	$0	$0	$250,000
Patrick T. McCarville	$53,700	$0	$0	$200,000
Roger J. Somers**	$48,600	$0	$0	$180,000
Werner E. Keller	$56,400	$0	$0	$210,000
Thomas F. Lydon, Jr.	$51,000	$0	$0	$190,000

*	Represents total compensation for service as Trustee of the Trust, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust.

**	Mr. Somers resigned from the Board effective August 18, 2014.

Code of Ethics
The Trust has adopted a Combined Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Advisor, the Servicer and the Distributor, as well as certain other affiliated entities, are also covered by the Combined Code of Ethics adopted by the Trust. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees (“access persons”) of the Trust, Advisor, Servicer and Distributor, as applicable. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC and is available to the public.

Proxy Voting
The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. When voting proxies, the Advisor seeks to act solely in the best interest of each Fund and has adopted proxy policies, procedures and voting guidelines to assist in this endeavor. The Advisor’s proxy voting policies, procedures and voting guidelines are summarized below.

The Advisor utilizes the services of an unaffiliated proxy voting firm, ISS/RiskMetrics (“ISS”), to vote proxies and generally act as agent for the proxy process, to maintain proxy voting records, and to provide independent research on corporate governance, proxy and corporate responsibility issues. With certain exceptions, ISS will vote proxies on behalf of the Advisor and the Funds in accordance with the Advisor’s proxy voting guidelines. The Advisor periodically reviews its proxy voting guidelines and updates them as necessary to reflect new issues and any changes in its policies on specific issues.

A proxy may not be voted in accordance with the proxy voting guidelines if (i) it concerns a proposal that is not addressed by the proxy voting guidelines or (ii) it is a proposal for which the Advisor has indicated that a decision will be made on a case-by-case basis. Any such proposal will be referred to the investment team responsible for the management of the affected Fund. If the investment team determines that the proposal does not pose a material conflict of interest, the proposal will be voted in accordance with the investment team’s recommendation. If it is determined that a conflict of interest may exist, the investment team will consult with a committee composed of persons from the investment teams, compliance and legal, as necessary, to determine how best to vote the proxy. In such instances, the Advisor may vote the proxy in any of the following manners: (i) by referring the proxy proposal to the client, (ii) by disclosing to the client any potential conflict of interest and obtaining client ratification of the proxy vote, (iii) by using an independent third party to vote the proxy proposal, and (iv) by abstaining. The method selected by the Advisor to resolve any potential conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

Where a proxy proposal pertains to a security on loan pursuant to a Fund’s securities lending arrangement, the Advisor will refrain from voting such securities where the costs to the Fund or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting. Additionally, for any Fund structured as a fund of funds, the Advisor will vote the Fund’s shares in the underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (also called “mirror” or “echo” voting). With regard to voting proxies of foreign companies, the Advisor may weigh the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

The Trust annually discloses its complete proxy voting record on Form N-PX. A complete copy of the Advisor’s Proxy Voting Policy and the Trust’s most recent Form N-PX are available, without charge, upon request by calling 800.820.0888 or 301.296.5100 or by writing to the Trust at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. The Trust’s Form N-PX is also available on the SEC’s website at www.sec.gov.

The Advisor and the Advisory Agreement
Security Investors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. The Advisor is also registered as a CPO with the CFTC and National Futures Association with respect to the Funds. The Advisor is a Kansas limited liability company, doing business since November 27, 1961, and has been a federal registered investment adviser since 1971. The Advisor does business as Guggenheim Investments. The Advisor is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC, a global, diversified financial services firm. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC.

Pursuant to an investment advisory agreement between the Trust and the Advisor dated March 1, 2012, as amended from time to time (the “Advisory Agreement”), the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. Pursuant to the Advisory Agreement, the Funds pay the Advisor at an annual rate based on the average daily net assets for each respective Fund, as set forth below.

For the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, the Funds paid the following advisory fees to the Advisor:

Fund Name	Fund Inception Date	Advisory Fee	Advisory Fees Paid for Fiscal Year Ended December 31, 2014	Advisory Fees Paid for Fiscal Year Ended December 31, 2013	Advisory Fees Paid for Fiscal Year Ended December 31, 2012
Managed Futures Strategy Fund*	3/2/2007	0.90%	$2,384,285	$4,338,504	$16,596,705
Multi-Hedge Strategies Fund*	9/19/2005	1.15%	$1,331,880	$1,283,824	$1,494,658
Commodities Strategy Fund*	5/25/2005	0.75%	$166,085	$141,425	$235,253

*
The Advisor has contractually agreed to waive the management fee it receives from the Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund in an amount equal to the management fee paid to the Advisor by each Fund’s Subsidiary. For the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, the Managed Futures Strategy CFC paid advisory fees in the amounts of $124,434, $330,852 and $1,116,866, respectively. For the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, the Multi-Hedge Strategies CFC paid advisory fees in the amounts of $55,172, $51,631 and $52,599, respectively. For the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, the Commodities Strategy CFC paid advisory fees in the amounts of $16,141, $19,984 and $31,775, respectively.

Each Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary’s portfolio. The Advisor has contractually agreed to waive the management fee it receives from the Funds in an amount equal to the management fee paid to the Advisor by each Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Portfolio Managers
This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts Managed by Portfolio Managers. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Byrum	172	$34,532.4	1	$57.3	0	$0
Jayson Flowers	18	$1,432.5	3	$61.8	1	$0.9
Ryan Harder	134	$25,250.7	0	$0	0	$0
B. Scott Minerd	27	$8,278.8	73	$18,426.9	142	$113,562.6
Larry Shank	3	$148.5	0	$0	0	$0

*	Information provided is as of December 31, 2014.

The following table identifies the number of, and total assets of, the registered investment companies, vehicles and accounts with respect to which the advisory fee is based on performance:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Byrum	0	$0	0	$0	0	$0
Jayson Flowers	0	$0	1	$12.0	0	$0
Ryan Harder	0	$0	0	$0	0	$0
B. Scott Minerd	0	$0	28	$10,782.4	12	$1,014.0
Larry Shank	0	$0	0	$0	0	$0

*	Information provided is as of December 31, 2014.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation. The Advisor compensates portfolio management staff for their management of each Fund’s portfolio.  Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts.  The Advisor’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments.  The Advisor’s deferred compensation program includes equity that vests over a period of years.  All employees of the Advisor are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of each Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a‑1(a)(2) under the 1934 Act. With the exception of those Funds listed below, none of the portfolio managers beneficially owned shares of the Funds as of December 31, 2014.

Portfolio Manager	Fund Name	Dollar Range of Fund Shares
Michael Byrum	Managed Futures Strategy Fund	None
	Multi-Hedge Strategies Fund	None
	Commodities Strategy Fund	None
Jayson Flowers	Managed Futures Strategy Fund	None
Ryan Harder	Managed Futures Strategy Fund	$1-$10,000
	Multi-Hedge Strategies Fund	$1-$10,000
	Commodities Strategy Fund	None
B. Scott Minerd	Managed Futures Strategy Fund	None
Larry Shank	Multi-Hedge Strategies Fund	$10,001-$50,000

The Administrator and the Administrative Services and Accounting Service Agreements
General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund Services, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a Service Agreement between the Trust and the Servicer.

Under the Service Agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund’s shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to each Fund under the service agreement.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund.
For the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, the Funds paid the following service fees to the Servicer:

Fund Name	Fund Inception Date	Administrative Service Fees Paid For the Fiscal Year Ended December 31, 2014	Administrative Service Fees Paid For the Fiscal Year Ended December 31, 2013	Administrative Service Fees Paid For the Fiscal Year Ended December 31, 2012
Managed Futures Strategy Fund	3/2/2007	$626,942	$1,192,731	$4,468,792
Multi-Hedge Strategies Fund	9/19/2005	*	*	*
Commodities Strategy Fund	5/25/2005	$49,804	$47,142	$78,417

*
The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions, including the determination of NAVs, for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%)

on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Funds. Certain officers and members of the Board of the Trust are also officers and directors of the Servicer.

For the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, the Funds paid the following accounting service fees to the Servicer:

Fund Name	Fund Inception Date	Accounting Service Fees Paid For the Fiscal Year Ended December 31, 2014	Accounting Service Fees Paid For the Fiscal Year Ended December 31, 2013	Accounting Service Fees Paid For the Fiscal Year Ended December 31, 2012
Managed Futures Strategy Fund	3/2/2007	$249,199	$410,381	$890,737
Multi-Hedge Strategies Fund	9/19/2005	*	*	*
Commodities Strategy Fund	5/25/2005	$19,921	$18,856	$31,366

*
The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

The Distributor and the Distribution Agreement
Pursuant to a distribution agreement between the Trust and the Distributor dated March 1, 2012 (the “Distribution Agreement”), Guggenheim Funds Distributors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as distributor for the shares of each Fund under the general supervision and control of the Board and the officers of the Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds. The Distributor is an affiliate of the Advisor.

The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Fund’s current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

Class A Distribution Plan – Each Fund that offers Class A shares has adopted a Distribution Plan applicable to Class A shares (the “Class A Plan”). The Class A Plan allows each Fund to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor generally will, in turn, pay the Service Providers out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

Class C Distribution and Shareholder Servicing Plan – Each Fund that offers Class C shares has adopted a Distribution and Shareholder Services Plan for Class C shares (the “Class C Plan”). Under the Class C Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of each Fund’s assets attributable to Class C shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan allows for payment of up to 0.75% of each Fund’s assets attributable to Class C shares as compensation for distribution services and up to 0.25% of each Fund’s assets attributable to Class C shares as compensation for shareholder services.
Class H Distribution Plan and Shareholder Services Plan – Each Fund that offers Class H shares has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Class H Plan”) and a Shareholder Services Plan applicable to Class H shares. Under the Class H Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund’s assets attributable to Class H shares as compensation for distribution services provided to that Fund. The Shareholder Services Plan permits the payment of up to 0.25% of each Fund’s assets attributable to Class H shares to designated

Service Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.
Class P Distribution Plan – Each Fund that offers Class P shares has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Class P Plan”) applicable to Class P shares. Under the Class P Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund’s assets attributable to Class P shares as compensation for distribution services provided to the Fund.
Description of Distribution Services and Shareholder Services – Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker‑dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.
Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Service Providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.
For the fiscal year ended December 31, 2014, the Funds paid the following fees pursuant to the plans described above:

Fund Name	Fund Inception Date	Class A (0.25% 12b-1 Fee)	Class C (1.00% 12b-1 Fee)	Class H (0.25% 12b-1 Fee)
Managed Futures Strategy Fund	3/2/2007	$131,289	$245,884	$417,850*
Multi-Hedge Strategies Fund	9/19/2005	$37,105	$105,346	$106,379*
Commodities Strategy Fund	5/25/2005	$22,923	$18,105	$22,355

*	Effective May 1, 2015, Class H shares of the Fund were re-designated as Class P shares.

Other Distribution or Service Arrangements — The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non‑cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to financial intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

As of the date of this SAI, the Distributor and/or the Advisor have revenue sharing arrangements with the following financial intermediaries, pursuant to which the Distributor and/or the Advisor pay the following fees, based on the assets invested in the Funds, for services provided to the Trust, which includes series and classes of shares not offered in this SAI:

Financial Intermediary	Payments During Last Fiscal Year
Fidelity Investments	$3,133,238
Charles Schwab & Co., Inc. (Schwab)	$2,851,099
Pershing LLC	$794,156
Wells Fargo Investments LLC	$568,316
Morgan Stanley & Co., Incorporated	$500,883
LPL Financial Corporation	$449,926
TD Ameritrade	$240,538
Ceros Financial Services, Inc.	$194,437
UBS Financial	$166,845
E*Trade	$138,922
RBC	$98,055
Merrill Lynch & Co, Inc.	$87,287
TCA Advisors	$68,515
Nationwide	$65,114
Vanguard	$56,738
Ameriprise	$56,674
Raymond James Financial, Inc.	$32,613
JP Morgan	$24,072
Security Benefit Corporation*	$13,190
Lincoln Investment Planning	$5,175
Oppenheimer & Co.	$2,826
Great West	$1,661
Principal Life Insurance	$1,389
Mass Mutual	$913
Legend Equities	$468
Davenport & Co.	$48
Wells Fargo Bank	$3

*     Denotes a financial intermediary that is an affiliate of the Advisor and/or the Distributor.

The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his or her broker or financial intermediary how he or she will be compensated for investments made in the Funds.

Although the Funds may use financial firms that sell Fund shares to effect transactions for each Fund’s portfolio, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
Costs and Expenses
Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.
Business Continuity and Disaster Recovery
The Advisor, the Distributor and the Servicer have developed a joint Business Continuity and Disaster Recovery Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Advisor, Distributor and Servicer believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Advisor, Distributor and/or Servicer could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each of the Advisor’s, Distributor’s and Servicer’s agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of each of the Advisor, Distributor or Servicer, or the reckless disregard of their respective obligations, the Advisor, Distributor and Servicer generally will not be liable for any related losses to the Funds or to the Funds’ shareholders as a result of such an occurrence.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
For a list of the control persons and principal holders of securities of each Fund as of April 1, 2015, please see Appendix B to this SAI.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Calculating Net Asset Value.” The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund’s shares. The NAV of a Fund is calculated by dividing the market value of the Fund’s securities, including the market value of the Subsidiaries (as applicable) securities, plus the value of the Fund’s other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available for any security in a Fund’s or a Subsidiaries (as applicable) portfolio, the security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Equity securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the last current bid price is usually used. OTC securities held by a Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of a Fund that are usually valued on multiple exchanges or markets are taken at the last sales price of such securities on the principal exchange or market on which they are traded.

Debt securities with a remaining maturity greater than 60 days will be generally valued based on independent pricing services, except as specified below. A Fund will utilize the amortized cost method in valuing its commercial paper and discount notes with maturities of 60 days or less for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price that a Fund would receive if the Fund sold the instrument.

For investments in an underlying open-end mutual fund, a Fund usually values its investment in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.
Each Subsidiary offers to redeem all or a portion of its shares at the current NAV every regular business day. The value of shares of a Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments. Each Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of the investment.

Options on securities and indices purchased by a Fund generally are valued at their last sales price on the exchange in the case of exchange-traded options; in the case of options traded in the OTC market, the Fund will seek a quote from broker-dealers and the option generally will be valued at the average of prices unless there is only one dealer, in which case that dealer’s price may be used. An exchange-traded futures contract will be valued based upon the first tick after the close of regular trading on the NYSE. Options on futures contracts traded on an exchange will be valued at the last trade price prior to the close of regular trading on the NYSE.

The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of credit default swaps will be marked to the price at which orders are then being filled (or, if the orders are being filled at different prices, the average of such prices). If no comparable trade has occurred, the Fund will seek a quote from three broker-dealers, and the swap will be valued at the average of the three prices so provided, unless it is concluded that any such quote does not represent fair value, in which case the swap will be valued at the average of the remaining prices.

The loans (including syndicated bank loans) in which a Fund may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by an independent third party pricing service.

For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollar values at the rate at which local currencies can be sold to buy U.S. dollars as obtained from a third-party pricing service/vendor as set forth in the Funds’ procedures.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Funds and has delegated responsibility for fair value determinations to the Fair Valuation Committee which consists of members of the Advisor and the Servicer. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.
PURCHASE, EXCHANGE AND REDEMPTION OF SHARES
For information on how to purchase, exchange and redeem shares of each share class, please see each Fund's Prospectus(es), as applicable. The information below supplements the information contained in the Prospectuses.

Minimum Investment Requirements
For information regarding the minimum investment requirements for purchases of Class A, Class C, Class H, Class P, Class Y and Institutional Shares of the Funds, as applicable, please see the applicable Prospectus for each Fund. Each Fund reserves the right to modify its minimum investment requirements at any time, with or without prior notice to you. The Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder’s most recent purchase of Fund shares. However, a Fund will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares. The Trust may also charge an annual maintenance fee to an account whose balance has fallen below the minimum investment amount without prior notification.

Retirement Account Fees
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), SIMPLE, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), SIMPLE and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged. Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
Guggenheim Investments EIP and Employee Accounts are not subject to IRA maintenance or liquidation fees.
Tax Consequences
Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

Suspension of the Right of Redemption
The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange (“CBOE”), CBOT, or any foreign market where the Funds’ securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds’ securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day’s NAV.

Holidays
The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays: (i) New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time. In addition, the U.S. Government Bond Market is closed on

Columbus Day and Veterans’ Day and will likely close early the business day before New Year’s Day, Good Friday, Memorial Day, Thanksgiving (day after), and Christmas, as recommended by the Bond Market Association.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year’s Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children’s Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor’s Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

Redemptions In-Kind
The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of a Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

SALES CHARGES, REDUCTIONS AND WAIVERS
Initial Sales Charges / Dealer Reallowances. Class A shares of the Funds are sold subject to a front-end sales charge as described in the Class A Prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Funds’ shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A shares.

Amount of Investment	Authorized Dealer Commission as % of Offering Price
Less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than 1,000,000	1.75%
Greater than $1,000,000	1.00%

Reduced Sales Charges. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

Rights of Accumulation
You may qualify for reduced initial sales charges based upon your existing investment in shares of any Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares and Class C shares of the Funds that you own.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A shares or Class C shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in Class A shares of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Fund accounts are registered at the time the purchase is made.

Aggregating Accounts (Group Purchases)

1.
To receive a reduced sales charge on Class A shares, investments in any Class A shares or Class C shares made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

•
trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

•	solely controlled business accounts;

•	single participant retirement plans; or

•	endowments or foundations established and controlled by you or your immediate family.

2.
Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers – provided they are not aggregated with individual accounts – may also be aggregated.

3.
Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

Some accounts cannot be aggregated. At the request of certain investment firms, some accounts are set up as “street name” or “nominee” accounts. This means that the investment firm has sole access, and that the Funds have limited access, to the investment firm’s clients’ account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

Letters of Intent
You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent (“LOI”), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

Calculating the Initial Sales Charge:

•
Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Initial Sales Charges” in the Prospectus).

•	It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described below above under “Rights of Accumulation” if the Servicer is advised of all other accounts at the time of the investment.

•	Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

•	Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

•
Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

•
If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

•	The Servicer will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

•
By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

•
To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

•
If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

•
If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Sales Charge Waivers. The Class A shares’ initial sales charges will be waived for certain types of investors, as described in the Prospectuses.

Calculation and Waiver of Contingent Deferred Sales Charges. Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of a Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The contingent deferred sales charge is waived: (1) following the death or disability of a shareholder; (2) when the 1.00% sales commission was not paid to the intermediary at the time of purchase; (3) upon the redemption of the first 10% of shares sold within 12 months of purchase; (4) in connection with required minimum distributions in the case of an IRA, SARSEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Internal Revenue Code; and (5) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) “financial hardship” of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan.

Systematic Withdrawal Plan
A Systematic Withdrawal Plan may be established by shareholders (except for Class P shareholders) who wish to receive regularly scheduled payments. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. There is no service charge on the Plan.

Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Withdrawals under a Withdrawal Plan will generally be considered taxable events. The maintenance of a Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Automatic Investment Plan. Income dividends and capital gains distributions are automatically reinvested at NAV.

The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Plan. A Plan may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions
Dividends from net investment income and any distributions of net realized capital gains from each Fund will be distributed as described in the Fund’s Prospectuses under “Dividends and Distributions,” provided, however, in all instances distributions will be made at such times and in such amounts as necessary to comply with the distribution requirements of the Internal Revenue Code. A Fund may make additional distributions (i) to the extent necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) and (ii) to avoid imposition of income and excise taxes imposed by the Internal Revenue Code.

Federal Tax Treatment of Dividends and Distributions
The following is only a summary of certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made herein to present a comprehensive and detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion in this SAI and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of their particular tax situations and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company Status
A fund that qualifies as a RIC under Subchapter M of the Internal Revenue Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund timely distributes to the fund’s shareholders. Each Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year, a Fund (i) meets the requirements to be treated as a RIC (as discussed below) and (ii) distributes an amount at least equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt income for such year (the “Distribution Requirement”), the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities, and foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “90% Test”). Income and gains from transactions in commodities such as precious metals and minerals will not qualify as income from “securities” for purposes of the 90% Test. A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If a Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to the failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures of the Asset Test where a Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject if certain requirements are met to the dividends-received deduction for corporate shareholders and lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. Unused net capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of the carryforwards. If a Fund has a net capital loss for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Post-2010 Losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss, and such carryforwards must be utilized before the Fund can utilize carryforwards of Pre-2011 Losses. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Each Fund intends to distribute to shareholders substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares.

If a Fund receives qualified dividend income, a portion of the dividends paid by the Fund may be treated as qualified dividend income, which for noncorporate shareholders is subject to tax at reduced rates. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund’s shareholders to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stock, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Distributions received by a Fund from another RIC (including an ETF that is taxable as a RIC) will be treated as qualified dividend income only to the extent so reported by such other RIC. The Funds’ investment strategies may significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income.

Distributions reported to Fund shareholders as capital gain dividends will be taxable as long-term capital gains, regardless of how long the shareholder has owned the shares. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their "net investment income," which includes interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized on a sale, redemption or exchange will be capital gain or loss and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized by an investor upon the redemption of Fund shares will be disallowed to the extent that the investor purchases (or enters into a contract or option to purchase) shares by the investor within a period of 61 days (beginning 30 days before and ending 30 days after the redemption). This loss disallowance rule will apply if shares are purchased through the reinvestment of dividends during the 61-day period. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Special Tax Considerations
Each Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future.

Under the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Internal Revenue Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

With respect to any investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Funds will be required to include as part of their current income the imputed interest on such obligations even though the Funds may not have received any interest payments on such obligations during that period. Because the Funds intend to distribute all of their net investment income to their shareholders, the Funds may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.
As described in the Funds’ Prospectuses, each Fund currently gains most of its exposure to the commodities markets through investments in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts, commodity-linked structured notes, and its Subsidiary.

The status of income derived from swap contracts and other commodity-linked derivative instruments under the 90% Test was addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps will not be considered qualifying income. Each Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of the Fund’s gross income.

Each Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund and income attributable to its investment in its Subsidiary will produce qualifying income for purposes of the RIC qualification tests. The Advisor, therefore, believes it can successfully operate each Fund in a manner consistent with the Fund’s current investment objective by investing in certain commodities-linked structured notes.

In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings regarding the investment by registered investment companies in controlled foreign corporations and in commodities-linked derivatives instruments. The Internal Revenue Service has indicated that it is reconsidering the position articulated in such private letter rulings. Nevertheless, the Funds are permitted to rely on the conclusion reached in the private letter rulings issued to the Funds until such time the Internal Revenue Service revokes such rulings.

Options Transactions by the Funds
If a call option written by a Fund expires, the amount of the premium received by a Fund for the option will be short-term capital gain to the Fund. If such an option is closed by a Fund, any gain or loss realized by a Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder’s right under the option, any gain or loss realized by a Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to a Fund depending on the Fund’s holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, a Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund’s holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

Each Fund, in its operations, may utilize options on securities indices. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of each of the Funds involving nonequity options on securities indices may constitute “straddle” transactions. “Straddles” may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each Fund will also have available a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes. Each such Fund intends to utilize the tax treatment that, in the Fund’s judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.

Back‑Up Withholding
In certain cases a Fund will be required to withhold (as “backup withholding”) and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the Internal Revenue Service; (3) has failed to provide the Fund with the certifications required by the Internal Revenue Service to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%.

Tax Implications of Investment in the Subsidiaries
Each Fund intends to invest up to 25% of its assets in its respective Subsidiary, which is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirement under Subchapter M of the Internal Revenue Code. Each Fund has received a private letter ruling from the Internal Revenue Service that concludes that the income the Fund receives from its respective Subsidiary will constitute qualifying income for purposes of the 90% Test.

Each Subsidiary is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as each Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the “Safe Harbor”) pursuant to which each Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiaries’ securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiaries’ activities were determined not to be of the type described in the Safe Harbor or if the Subsidiaries’ gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiaries may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

Each Fund will wholly-own its Subsidiary. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Funds are each a U.S. person that will own all of the stock of its Subsidiary, the Funds will each be a “U.S. Shareholder” and the Subsidiaries will each be a CFC. As a “U.S. Shareholder,” each Fund will be required to include in its gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiaries’ income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Funds’ recognition of the Subsidiaries’ “subpart F income” will increase the Funds’ tax basis in the Subsidiaries. Distributions by the Subsidiaries to the Funds will be tax-free, to the extent of their previously undistributed “subpart F income,” and will correspondingly reduce the Funds’ tax basis in the Subsidiaries. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiaries’ underlying income.

In general, each “U.S. Shareholder” is required to file Internal Revenue Service Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the Subsidiaries by attaching Internal Revenue Service Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Funds if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Other Issues
With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund is required to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income. Those sales may occur at a time when the Advisor would not otherwise have chosen to sell such securities and will generally result in taxable gain or loss.

Any market discount recognized on a market discount bond is taxable as ordinary income.  A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if the bond was issued with original issue discount.  Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. This 30% withholding tax generally will not apply to net capital gains distributions or to redemption proceeds.

Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2014 to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to withholding tax at a 30% rate. Under current IRS guidance, withholding on such payments will begin at different times depending on the type of payment, the type of payee, and whether the shareholder’s account is opened before or after July 1, 2014. Withholding with respect to ordinary dividends on July 1, 2014 for accounts opened on or after that date and on certain later dates for accounts opened before July 1, 2014. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2017. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

If a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC, such as a Fund, are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. In some states, distributions paid from interest earned on direct obligations of the U.S. government may be exempt from personal income tax. Investment in Government National Mortgage Association or Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. You should consult your tax adviser concerning the possible qualification of Fund distributions for any exemption in your state.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION
Portfolio Holdings
The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of shareholders, and address conflicts of interest between the interests of shareholders and those of the Advisor, Distributor, or any affiliated person of the Funds, the Advisor, or the Distributor.

Information concerning the Funds’ portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other Service Providers, such as the Funds’ administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and the terms of the Funds’ current registration statement. As of December 31, 2014, the Funds disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	1-10 calendar days
Lipper	Monthly	1-10 calendar days
Bloomberg	Monthly	1-10 calendar days
Thompson Financial	Quarterly	1-10 calendar days
Standard & Poor’s	Quarterly	1-10 calendar days
Vickers Stock Research	Quarterly	1-10 calendar days
Institutional Shareholder Services	Weekly	1-5 business days
FactSet	Monthly	1-10 calendar days

The Funds’ Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (i..e, the period from the date of the information to the date the information is made available), if any, in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the “portfolio holdings governing policies”) by the Funds’ Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the portfolio holdings governing policies at any time and from time to time without prior notice in their sole discretion. For purposes of the portfolio holdings governing policies, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Funds and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Funds.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds will also publish a complete list of their quarter-end portfolio holdings on their website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law.

Voting Rights
Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders will receive one vote for every full Fund share owned. Each Fund or class of a Fund, as applicable, will vote separately on matters relating solely to that Fund or class. Each Fund’s shares are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

Reporting
As a shareholder of a Fund, you will receive the unaudited financial information and audited financial statements for that Fund. In addition, the Trust will send you proxy statements and other reports related to the Fund in which you own shares. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

Shareholder Inquiries
Shareholders may visit the Trust’s web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHER INFORMATION

Commodities Strategy Fund
Standard & Poor’s (the “Index Publisher”) does not sponsor, endorse, sell or promote any Fund and makes no representation or warranty, implied or express, to the investors in the Commodities Strategy Fund, or any members of the public, regarding:

• the advisability of investing in index funds;

• the ability of any index to track stock market performance;

• the accuracy and/or the completeness of the aforementioned indices or any data included therein;

• the results to be obtained by the Commodities Strategy Fund, the investors in the Commodities Strategy Fund, or any person or entity from the use of the indices or data included therein; and

• the merchantability or fitness for a particular purpose for use with respect to the indices or any data included therein.

Further, the Index Publisher does not:

• Recommend that any person invest in the Commodities Strategy Fund or any other securities;

• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Commodities Strategy Fund, including calculation of NAV;

• Have any responsibility or liability for the administration, management or marketing of the Commodities Strategy Fund;

• Consider the needs of the Commodities Strategy Fund or the investors in the Commodities Strategy Fund in determining, composing or calculating the indexes or has any obligation to do so;

• Will have any liability in connection with the Fund or for any errors, omissions or interruptions in connection with the indexes or the related data;

• Will be liable for any lost profits or indirect punitive, special or consequential damages or losses, even if such Index Publisher knows that they might occur.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Trust's independent registered public accounting firm, Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports, prepares the Funds' federal income tax returns, and performs other attestation, auditing, tax and advisory services when engaged to do so by the Trust. The Subsidiaries have also entered into arrangements with Ernst & Young LLP to serve as each Subsidiary’s independent registered public accounting firm.

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records. The Custodian also serves as the custodian for the Subsidiaries.

FINANCIAL STATEMENTS
The Funds’ audited financial statements for the fiscal year ended December 31, 2014, including notes thereto and the reports of Ernst & Young LLP, independent registered public accounting firm, are incorporated by reference into this SAI. A copy of the Funds’ 2014 Annual Reports to Shareholders may be obtained by telephoning the transfer agent at 800.820.0888 or 301.296.5100 or by visiting www.guggenheiminvestments.com.

APPENDIX A

DESCRIPTION OF RATINGS

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings
Group Corporate Bond Ratings

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated “AA” also qualify as high‑quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A—Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB—Bonds rated “BB” have less near‑term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B—Bonds rated “B” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC—Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc.
Corporate Bond Ratings

Aaa—Bonds rate “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt‑edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds rate “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A—Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

A-1

Baa—Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa—Bonds rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

A-2

APPENDIX B

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2015, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. Persons owing of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act.

Class A

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Commodities Strategy Fund	National Financial Services LLC	82 Devonshire Street Attn: Daiana Soto Mail Zone G10G Boston, MA 02109-3614	18.15%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	25.31%
	Morgan Stanley Smith Barney LLC	34 Exchange Place Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	13.73%
	RBC Capital Markets Corp.	60 South Sixth Street Dain Rauscher Plaza Minneapolis, MN 55402-4422	7.87%
	LPL Financial Corporation	PO Box 509026 San Diego, CA 92150	9.14%
Multi-Hedge Strategies Fund	National Financial Services LLC	82 Devonshire Street Attn: Daiana Soto Mail Zone G10G Boston, MA 02109-3614	13.59%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	16.74%
	Morgan Stanley Smith Barney LLC	34 Exchange Place Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	9.72%
	Ameriprise Financial Services Inc.	The Dime Building 719 Giswold Street Suite 1700 Detroit, MI 48226	43.53%
Managed Futures Strategy Fund	National Financial Services LLC	82 Devonshire Street Attn: Daiana Soto Mail Zone G10G Boston, MA 02109-3614	15.07%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	15.12%
	First Clearing Corporation	1 North Jefferson Avenue Mail Code: H004-095 Saint Louis, MO 63103	8.73%
	Morgan Stanley Smith Barney LLC	34 Exchange Place Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	12.3%
	Ameriprise Financial Services Inc.	The Dime Building 719 Giswold Street Suite 1700 Detroit, MI 48226	7.19%
	LPL Financial Corporation	PO Box 509026 San Diego, CA 92150	6.85%

Class C

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Commodities Strategy Fund	National Financial Services LLC	82 Devonshire Street Attn: Daiana Soto Mail Zone G10G Boston, MA 02109-3614	12.35%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	8.2%
	First Clearing Corporation	1 North Jefferson Avenue Mail Code: H004-095 Saint Louis, MO 63103	22.14%
	Morgan Stanley Smith Barney LLC	34 Exchange Place Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	21.85%
	RBC Capital Markets Corp.	60 South Sixth Street Dain Rauscher Plaza Minneapolis, MN 55402-4422	5.15%
	LPL Financial Corporation	PO Box 509026 San Diego, CA 92150	6.41%
Multi-Hedge Strategies Fund	UBS Financial Services Inc.	1200 Harbor Boulevard 8th Floor Weehawken, NJ 07086	13.65%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	5.04%
	Merrill Lynch	222 Broadway New York, NY 10038	12.44%
	First Clearing Corporation	1 North Jefferson Avenue Mail Code: H004-095 Saint Louis, MO 63103	13%
	Morgan Stanley Smith Barney LLC	34 Exchange Place Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	33.42%
Managed Futures Strategy Fund	National Financial Services LLC	82 Devonshire Street Attn: Daiana Soto Mail Zone G10G Boston, MA 02109-3614	5.09%
	UBS Financial Services Inc.	1200 Harbor Boulevard 8th Floor Weehawken, NJ 07086	6.39%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	8.27%
	First Clearing Corporation	1 North Jefferson Avenue Mail Code: H004-095 Saint Louis, MO 63103	14.02%
	Morgan Stanley Smith Barney LLC	34 Exchange Place Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	35.87%
	Charles Schwab & Co, Inc.	101 Montgomery Street San Francisco, CA 94104	6.9%
	LPL Financial Corporation	PO Box 509026 San Diego, CA 92150	8.35%

Class H

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Commodities Strategy Fund	National Financial Services LLC	82 Devonshire Street Attn: Daiana Soto Mail Zone G10G Boston, MA 02109-3614	13.99%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	5.70%
	First Clearing Corporation	1 North Jefferson Avenue Mail Code: H004-095 Saint Louis, MO 63103	9.26%
	Estes VE M	Address Omitted	8.05%
	Charles Schwab & Co, Inc.	101 Montgomery Street San Francisco, CA 94104	17.31%
Multi-Hedge Strategies Fund	National Financial Services LLC	82 Devonshire Street Attn: Daiana Soto Mail Zone G10G Boston, MA 02109-3614	10.89%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	10.81%
	First Clearing Corporation	1 North Jefferson Avenue Mail Code: H004-095 Saint Louis, MO 63103	21.4%
	Morgan Stanley Smith Barney LLC	34 Exchange Place Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	18.82%
	Charles Schwab & Co, Inc.	101 Montgomery Street San Francisco, CA 94104	15.18%
Managed Futures Strategy Fund	National Financial Services LLC	82 Devonshire Street Attn: Daiana Soto Mail Zone G10G Boston, MA 02109-3614	6.89%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	7.87%
	First Clearing Corporation	1 North Jefferson Avenue Mail Code: H004-095 Saint Louis, MO 63103	6.68%
	Morgan Stanley Smith Barney LLC	34 Exchange Place Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	57.61%
	Charles Schwab & Co, Inc.	101 Montgomery Street San Francisco, CA 94104	9.13%

Institutional

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Multi-Hedge Strategies Fund	National Financial Services LLC	82 Devonshire Street Attn: Daiana Soto Mail Zone G10G Boston, MA 02109-3614	22.18%
	UBS Financial Services Inc.	1200 Harbor Boulevard 8th Floor Weehawken, NJ 07086	21.18%
	First Clearing Corporation	1 North Jefferson Avenue Mail Code: H004-095 Saint Louis, MO 63103	51.05%
Managed Futures Strategy Fund	National Financial Services LLC	82 Devonshire Street Attn: Daiana Soto Mail Zone G10G Boston, MA 02109-3614	15.71%
	UBS Financial Services Inc.	1200 Harbor Boulevard 8th Floor Weehawken, NJ 07086	73.73%

Class Y

FUND	NAME	ADDRESS	PERCENTAGE OF OWNERSHIP
Managed Futures Strategy Fund	Morgan Stanley Smith Barney LLC	34 Exchange Place Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	9.12%
	SEI Private Trust Co.	One Freedom Valley Drive Oaks, PA 19456	8.53%
	SEI Private Trust Co.	One Freedom Valley Drive Oaks, PA 19456	23.08%
	Mellon Bank	One Freedom Valley Drive Oaks, PA 19456	44.96%
	ALM SEI IP	One Freedom Valley Drive Oaks, PA 19456	5.99%
	SEI MWB IP	One Freedom Valley Drive Oaks, PA 19456	8.32%

PART C

OTHER INFORMATION

Item 28.    Exhibits.

(a)(1)
Certificate of Trust dated February 10, 1993 of Rydex Series Funds (the “Registrant” or the “Trust”) is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000906287-96-000141 on October 30, 1996.

(a)(2)
Registrant’s Declaration of Trust dated March 13, 1993 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000906287-96-000141 on October 30, 1996.

(a)(3)
Amendment, dated November 2, 1993, to the Registrant’s Declaration of Trust dated March 13, 1993 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000912057-00-034316 on August 2, 2000.

(a)(4)
Amendment, dated February 25, 2000, to the Registrant’s Declaration of Trust dated March 13, 1993 is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000912057-00-034316 on August 2, 2000.

(a)(5)
Amendment, dated November 21, 2005, to the Registrant’s Declaration of Trust dated March 13, 1993 is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001169232-06-001381 on March 3, 2006.

(b)
Registrant’s Amended and Restated Bylaws, as approved by the Board of Trustees on June 4, 2014, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 131 to the Registrant's Registration Statement on Form N-1A (File No. 933-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-003016 on July 29, 2014.

(c)	Not applicable.

(d)(1)
Advisory Agreement dated March 1, 2012 between the Registrant and Security Investors, LLC is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001193125-12-196774 on April 30, 2012.

(d)(2)
Schedule A, as last revised August 18, 2014, to the Advisory Agreement dated March 1, 2012 between the Registrant and Security Investors, LLC is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-005287 on November 26, 2014.

(e)(1)
Distribution Agreement dated March 1, 2012, as amended and restated September 1, 2013, between the Registrant and Guggenheim Distributors, LLC (now, Guggenheim Funds Distributors, LLC) is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 128 to the Registrant's Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-001606 on April 30, 2014.

1

(e)(2)
Amendment No. 1, dated February 28, 2014, to the Distribution dated March 1, 2012, as amended and restated September 1, 2013, between the Registrant and Guggenheim Funds Distributors, LLC is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 128 to the Registrant's Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-001606 on April 30, 2014.

(f)	Not applicable.

(g)(1)
Custody Agreement dated October 16, 2009 between the Registrant and U.S. Bank, National Association is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000950123-10-006178 on January 28, 2010.

(g)(2)
Revised Fee Schedule to the Custody Agreement dated October 16, 2009 between the Registrant and U.S. Bank, National Association is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001193125-12-322802 on July 30, 2012.

(g)(3)
Amended and Restated Foreign Custody Manager Agreement dated April 24, 2008 between the Registrant and U.S. Bank, National Association is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000935069-08-001345 on May 30, 2008.

(g)(4)
Schedule II, as revised August 18, 2014, to the Amended and Restated Foreign Custody Manager Agreement dated April 24, 2008 between the Registrant and U.S. Bank, National Association is incorporated herein by reference to Exhibit (g)(4) of Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-005287 on November 26, 2014.

(h)(1)	Amended and Restated Service Agreement dated September 25, 1996 as amended and restated as of September 4, 2014 between the Registrant and Rydex Fund Services, LLC is filed herewith.

(h)(2)
Accounting Services Agreement dated September 25, 1996 between the Registrant and Rydex Fund Services, Inc. (now, Rydex Fund Services, LLC) is incorporated herein by reference to Exhibit (9)(d) of Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000906287-96-000141 on October 30, 1996.

(h)(3)
Amendment and revised Schedule A, dated August 1, 2013, to the Accounting Services Agreement dated September 25, 1996 between the Registrant and Rydex Fund Services, Inc. (now, Rydex Fund Services, LLC) is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 128 to the Registrant's Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-001606 on April 30, 2014.

(h)(4)
Amendment, dated August 18, 2014, to the Accounting Services Agreement dated September 25, 1996 between the Registrant and Rydex Fund Services, Inc. (now, Rydex Fund Services, LLC) is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-005287 on November 26, 2014.

(h)(5)
Sub-Transfer Agency Agreement dated June 29, 2009 between Rydex Fund Services, Inc. (now, Rydex Fund Services, LLC) and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000950123-09-027098 on July 29, 2009.

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(h)(6)
H-Class Shares Shareholder Services Plan dated May 20, 2002, as amended and restated August 28, 2006, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000935069-09-001135 on April 30, 2009.

(h)(7)
Investment Management Agreement dated March 1, 2012 between Rydex Series Managed Futures Strategy CFC and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001193125-12-196774 on April 30, 2012.

(h)(8)
Investment Management Agreement dated March 1, 2012 between Rydex Series Multi-Hedge Strategies CFC and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001193125-12-196774 on April 30, 2012.

(h)(9)
Investment Management Agreement dated March 1, 2012 between Rydex Series Commodities Strategy CFC and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001193125-12-196774 on April 30, 2012.

(h)(10)
Expense Limitation Agreement dated August 1, 2014 between the Registrant and Security Investors, LLC, relating to the Event Driven and Distressed Strategies Fund, is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 131 to the Registrant's Registration Statement on Form N-1A (File No. 933-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-003016 on July 29, 2014.

(h)(11)
Expense Limitation Agreement dated August 18, 2014 between the Registrant and Security Investors, LLC, relating to the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-005287 on November 26, 2014.

(i)(1)
Opinion regarding legality of shares, relating to each series of the Trust (with the exception of the Manged Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund), is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 131 to the Registrant's Registration Statement on Form N-1A (File No. 933-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-003016 on July 29, 2014.

(i)(2)	Opinion regarding legality of shares, relating to the Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund, is filed herewith.

(i)(3)
Opinion regarding legality of shares, relating to the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, is incorporated herein by reference to Exhibit (i)(3) of Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-005287 on November 26, 2014.

(i)(4)
Opinion regarding legality of shares, relating to H-Class Shares of the Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Government Long Bond 1.2x Strategy Fund, and Inverse Government Long Bond Strategy Fund, is incorporated herein by reference to Exhibit (i)(4) of Post-Effective Amendment No. 134 to the Registrant's Registration Statement on Form N-1A (File No. 933-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-003991 on September 18, 2014.

(j)	Consent of independent registered public accountants is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

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(m)(1)
Amended and Restated Distribution and Shareholder Services Plan dated August 28, 2000 for Advisor Class Shares and C-Class Shares is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000912057-01-525748 on July 30, 2001.

(m)(2)
Amendment, dated May 21, 2001, to the Amended and Restated Distribution and Shareholder Services Plan dated August 28, 2000 for Advisor Class Shares and C-Class Shares is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000912057-01-525748 on July 30, 2001.

(m)(3)
Amendment, dated August 18, 2014, to the Amended and Restated Distribution and Shareholder Services Plan dated August 28, 2000 for Advisor Class Shares and C-Class Shares, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-005287 on November 26, 2014.

(m)(4)
Distribution Plan dated February 25, 2000 for H-Class Shares is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000912057-00-034316 on August 2, 2000.

(m)(5)	Amendment, dated May 1, 2015, to the Distribution Plan dated February 25, 2000 for H-Class Shares is incorporated filed herewith.

(m)(6)
Distribution Plan dated November 5, 2001 for A-Class Shares is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0000935069-05-001236 on May 24, 2005.

(m)(7)
Amendment, dated August 18, 2014, to the Distribution Plan dated November 5, 2001 for A-Class Shares, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-005287 on November 26, 2014.

(m)(8)	Distribution Plan for Class P Shares is filed herewith.

(n)	Amended and Restated Rule 18f-3 Plan dated August 28, 2000, as amended and restated February 11, 2015, is filed herewith.

(o)	Not applicable.

(p)
Combined Code of Ethics, including for the Registrant, Security Investors, LLC (the investment adviser to the Trust) and Rydex Funds Distributors, LLC (the principal underwriter of the Trust’s shares), as approved by the Board of Trustees on November 13, 2014, is incorporated herein by reference to Exhibit (p) of Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001445305-14-005287 on November 26, 2014.

(q)
Powers of Attorney for Donald C. Cacciapaglia, Werner E. Keller, Thomas F. Lydon, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret and Patrick T. McCarville are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 139 to the Registrant's Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC via EDGAR Accession No. 0001628280-15-001144 on February 27, 2015.
 on

Item 29.    Persons Controlled By or Under Common Control With Registrant.

As of the date of this Registration Statement, the Registrant owned 100% of the Rydex Series Commodities Strategy CFC, Rydex Series Multi-Hedge Strategies CFC and Rydex Series Managed Futures Strategy CFC, each an exempted company organized under Cayman Islands law. The Registrant is not under common control with any other person.

4

Item 30.     Indemnification.

The Registrant is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of March 13, 1993, as amended (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940. The Registrant’s Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

(a)
 no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

(b)	officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c)
expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of the Investment Adviser.

Security Investors, LLC (“Security Investors”) serves as investment advisor for each series of the Trust. Security Investors is primarily engaged in the provision of investment advisory and management services to mutual funds and private accounts. The directors and executive officers of Security Investors consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, if applicable, none of the directors or executive officers of Security Investors is or has been engaged in any other business, profession, vocation or employment of a substantial nature during the past two fiscal years. Information as to the executive officers and directors of Security Investors is included in its Form ADV as filed with the SEC (File No. 801-8008) pursuant to the Investment Advisers Act of 1940, as amended.

Item 32.    Principal Underwriters

(a)	Guggenheim Funds Distributors, LLC serves as the principal underwriter for the Registrant, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust, Guggenheim Funds Trust, Guggenheim Variable

5

Funds Trust, Guggenheim Strategy Funds Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2.

(b)	The following information is furnished with respect to the directors and officers of Guggenheim Funds Distributors, LLC:

Name	Position and Officers with Underwriter	Position and Offices with Registrant
Donald Cacciapaglia	Chief Executive Officer and President	President
Dominick Cogliandro	Chief Operating Officer	None
Julie Jacques	Treasurer and Chief Financial Officer	None
William Belden	Vice President	None
Amy J. Lee	Vice President and Secretary	Vice President and Secretary
Douglas Mangini	Senior Vice President	None
Kevin McGovern	Vice President	None
Elisabeth Miller	Vice President	Chief Compliance Officer
Dennis Metzger	Chief Compliance Officer	None

Item 33.    Location of Accounts and Records

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant’s custodian:
U.S. Bank, National Association
425 Walnut Street
Cincinnati, Ohio 45202
(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s administrator:
Rydex Fund Services, LLC
805 King Farm Boulevard
Suite 600
Rockville, Maryland 20850
(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s adviser:
Security Investors, LLC
805 King Farm Boulevard
Suite 600
Rockville, Maryland 20850

Item 34.    Management Services

There are no management-related service contracts not discussed in Parts A and B.

6

Item 35.    Undertakings

1.
The Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund (the “Funds”) undertake they will not use the Rydex Series Managed Futures Strategy CFC, Rydex Series Multi-Hedge Strategies CFC, and Rydex Series Commodities Strategy CFC, respectively (the “Subsidiaries”) to evade the provisions of the Investment Company Act of 1940 (the “1940 Act”) or the Investment Advisers Act of 1940.

2.	The Subsidiaries undertake that the assets of the Subsidiaries will be maintained at all times in accordance with the requirements of section 17(f) of the 1940 Act.

3.
The Subsidiaries undertake that they will maintain duplicate copies of its books and records at an office located within the United States, and the Securities & Exchange Commission (the “SEC”) and its staff will have access to the books and records consistent with the requirements of section 31 of the 1940 Act and the rules thereunder.

4.	The Subsidiaries undertake that they will designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court.

5.	The Subsidiaries undertake that they will consent to the jurisdiction of the United States courts and the SEC over it.

The Rydex Series Managed Futures Strategy CFC, Rydex Series Multi-Hedge Strategies CFC and Rydex Series Commodities Strategy CFC have duly caused this Registration Statement of Rydex Series Funds, with respect only to the information that specifically relates to the Rydex Series Managed Futures Strategy CFC, Rydex Series Multi-Hedge Strategies CFC and Rydex Series Commodities Strategy CFC, to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Rockville, State of Maryland on the 30th day of April, 2015.

RYDEX SERIES MANAGED FUTURES STRATEGY CFC
RYDEX SERIES MULTI-HEDGE STRATEGIES CFC
RYDEX SERIES COMMODITIES STRATEGY CFC

By:	/s/ Joseph Arruda
Joseph Arruda, Director

This Registration Statement of Rydex Series Funds, with respect only to the information that specifically relates to the Rydex Series Managed Futures Strategy CFC, Rydex Series Multi-Hedge Strategies CFC and Rydex Series Commodities Strategy CFC, has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph Arruda	Director	April 30, 2015
Joseph Arruda

/s/ Amy J. Lee	Director	April 30, 2015
Amy J. Lee

7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused the Post-Effective Amendment No. 140 to Registration Statement 033-59692 to be signed on its behalf by the undersigned, duly authorized, in the City of Rockville, State of Maryland on this 30th day of April, 2015.

Rydex Series Funds

/s/ Donald C. Cacciapaglia*
Donald C. Cacciapaglia
President
Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 140 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Donald C. Cacciapaglia*	Member of the Board of Trustees	April 30, 2015
Donald C. Cacciapaglia

/s/ J. Kenneth Dalton*	Member of the Board of Trustees	April 30, 2015
J. Kenneth Dalton

/s/ John O. Demaret*	Member of the Board of Trustees	April 30, 2015
John O. Demaret

/s/ Patrick T. McCarville*	Member of the Board of Trustees	April 30, 2015
Patrick T. McCarville

/s/ Corey A. Colehour*	Member of the Board of Trustees	April 30, 2015
Corey A. Colehour

/s/ Werner E. Keller*	Member of the Board of Trustees	April 30, 2015
Werner E. Keller

/s/ Thomas F. Lydon*	Member of the Board of Trustees	April 30, 2015
Thomas F. Lydon

/s/ Nikolaos Bonos	Vice President and Treasurer	April 30, 2015
Nikolaos Bonos

/s/ Nikolaos Bonos
* Nikolaos Bonos, Attorney-in-Fact, pursuant to power of attorney

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EXHIBIT INDEX

Exhibit Number	Exhibit:

EX-99.H1	Amended and Restated Service Agreement dated September 25, 1996 as amended and restated as of September 4, 2014 between the Registrant and Rydex Fund Services, LLC

EX-99.I2	Opinion regarding legality of shares, relating to the Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund

EX-99.J	Consent of independent registered public accountants

EX-99.M5	Amendment, dated May 1, 2015, to the Distribution Plan dated February 25, 2000 for H-Class Shares is incorporated

EX-99.M8	Distribution Plan for Class P Shares

EX-99.N	Amended and Restated Rule 18f-3 Plan dated August 28, 2000, as amended and restated February 11, 2015

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